[LOGO]
                                                                     CONSECO(R)
                                                                    Step up(TM)

June 30, 2000
(unaudited)

                                Mid-Year Report

                       Investing in step with your life.

Conseco 20 Fund
Conseco Equity Fund
Conseco Balanced Fund
Conseco Convertible Securities Fund
Conseco High Yield Fund
Conseco Fixed Income Fund

                                                              Conseco Fund Group

Welcome
-------------------------------------------------------------------------------

Formed in 1996, Conseco Fund Group (CFG) is headquartered on the corporate campus of Conseco, Inc. in Carmel, Ind., just a few miles north of Indianapolis.

   We currently offer eight actively managed mutual funds featuring investment objectives ranging from aggressive growth to more conservative income funds. Our two newest funds, the Conseco Science & Technology Fund and the Conseco Large-Cap Fund, opened July 1. Each fund offers four share classes to help you precisely tailor your mutual fund portfolio.

   Driven by rigorous investigation and bottom-up analysis, our funds reflect the total-return investment philosophy of our investment adviser, Conseco Capital Management, Inc. (CCM), which is designed to help financial professionals and individual investors pursue growth and retain principal without undue risk.

   Formed in 1981, CCM serves as our investment adviser and manages shareholder investments in CFG's fund portfolios. With a minimal initial fund investment of $250, our investors receive the same top-notch, asset-management expertise and experience enjoyed by a long list of institutional clients, including public and corporate pension plans, insurance companies, college endowments, foundations, Taft-Hartley funds, hospitals, religious organizations and wealthy individuals. As of June 30, 2000, CCM had more than $34 billion in taxable and tax-exempt assets under management.

   CCM is a wholly owned subsidiary of, and the principal investment adviser for, Conseco, Inc., one of middle America's leading sources for insurance, investments and lending products. Through its subsidiaries and as nationwide network of distributors, Conseco helps 13 million customers step up to a better, more secure future.

   Investment in our funds can be arranged through your registered broker/dealer or registered investment advisor. For more information on how we can help you meet your financial objectives, please ask your financial consultant, or call us toll-free at 800-986-3384.

   You also can visit our newly redesigned and expanded Web site at www.consecofunds.com.

                                                             CONSECO FUND GROUP
                                                           2000 Mid-Year Report
Table of Contents
-------------------------------------------------------------------------------

A Message from the President ..............................................  ii

Statements of Assets and Liabilities ......................................   2

Statements of Operations ..................................................   4

Statements of Changes in Net Assets .......................................   6

Conseco 20 Fund
   Portfolio Manager's Review..............................................  10
   Schedule of Investments.................................................  12

Conseco Equity Fund
   Portfolio Manager's Review..............................................  14
   Schedule of Investments.................................................  16

Conseco Balanced Fund
   Portfolio Managers' Review..............................................  18
   Schedule of Investments ................................................  20

Conseco Convertible Securities Fund
   Portfolio Managers' Review..............................................  26
   Schedule of Investments.................................................  28

Conseco High Yield Fund
   Portfolio Managers' Review..............................................  32
   Schedule of Investments.................................................  34

Conseco Fixed Income Fund
   Portfolio Manager's Review..............................................  38
   Schedule of Investments.................................................  40

Notes to Financial Statements .............................................  46

Financial Highlights ......................................................  50

Portfolio Managers ........................................................  60

     This report is for the information of Conseco Fund Group shareholders.
   It is authorized for distribution to other persons only when preceded, or accompanied by, a current prospectus that contains more complete information, including charges and expenses.

A Message from the President
-------------------------------------------------------------------------------

Dear Fellow Shareholder:

   In a world that demands split-second timing, our team-managed, total-return investment process continues to prove its ongoing value, as we leverage the dynamics of a volatile market.

   The equity markets have played directly to our investment strengths, enabling us to showcase our outstanding team of analysts, traders and portfolio managers. These talented individuals responded by performing brilliantly.

   Our extensive research capabilities and adherence to fundamental analysis provided above-average returns in the equity, balanced and convertible categories.

High performance in the face of extreme volatility

  Consequently, during the first half of the year, we were able to successfully:

      * Chart a course through the volatility in the equity markets -- especially technology

      * Counter the Nasdaq's precipitous drop in the second quarter

      * Deliver solid dividend income from a downtrodden bond market

      * Attract new assets and shareholders at a brisk pace

      * Keep redemptions to a minimum -- evidence of strong, long-term confidence by our shareholders

   The Conseco 20 Fund, our aggressive-growth, all-cap focused portfolio, outperformed the benchmark year-to-date, during the past 12 months and since inception (Class A shares). Thus far, total assets have increased nearly 98 percent, or more than $212.5 million.

   Our mid-cap growth portfolio, the Conseco Equity Fund, produced returns well ahead of the benchmark year-to-date, during the past 12 months, three years and since inception (Class A shares). This risk-adjusted return earned a top-tier, five-star ranking from Morningstar.(1) By mid-year, total assets increased $56.5 million.

   The Conseco Balanced Fund led its benchmarks since inception and outpaced its fixed-income index across the board (Class A shares). This stock-and-bond fund narrowly missed matching the performance of its all-equity index for year-to-date, one-year and average-annual three-year performance, proving the strength of our asset management expertise. As a result, the fund earned a four-star, risk-adjusted performance ranking by Morningstar, placing it among the top third of its peer group.(1) The fund also ranked #2 of 637 funds by Barron's and the portfolio managers were among the publication's selection of the industry's Top 100 Mutual Fund Managers.(2)

   The Conseco Convertible Securities Fund continued to offer investors excellent potential to offset market and sector volatility, and enjoy appreciation in the underlying stock (Class A shares). It led the benchmark year-to-date, matched its index during the past 12 months, and outpaced its index since inception. Thus far, new assets in the fund have increased $20.4 million.

   Caught amid the worst high-yield market on record, the Conseco High Yield Fund is holding its own in a grueling investment marathon demanding discipline, consistency and acute credit analysis (Class A shares). Although the fund is down from its two previous years, and lags its benchmark year-to-date and during the last 12 months, it's encouraging to see this long-term investment income vehicle outpacing its benchmark since inception in January 1998.

   Weathering a 1.75% federal funds rate hike, inflation fears and heightened market concerns about credit risk, the Conseco Fixed Income Fund underperformed its benchmark. However, the quality and potential of this fund is reiterated in its three-star ranking from Morningstar.(2)

New funds designed to strengthen your asset allocations

   The volatile market is here to stay and astute asset allocation is a must for your investment portfolio's success.

   To help you more fully employ this strategy, we opened two exciting funds July 1: The Conseco Science & Technology Fund and the Conseco Large-Cap Fund. Each is an extension of our mid-cap expertise and capitalizes on our analytical prowess.

   The Conseco Science & Technology Fund is an aggressive-growth, all-cap portfolio featuring 50-70 current and emerging leaders in sectors such as genomics, software and hardware, Internet infrastructure, biotechnology and wireless.(3)

   The Conseco Large-Cap Fund is a growth portfolio featuring 70-90 top names identified by our team of analysts, many of which will evolve from the Conseco Equity Fund.(3) A select number of names will come from the upper end of the large-cap spectrum, but most will be undiscovered opportunities we find at the lower end of the large-cap range, as well as those companies on the verge of catapulting from the mid-cap and smaller arenas.

Quality of service achieves top ranking

   Two of the industry's leading news organizations -- Institutional Investor and Fund Marketing Alert -- acknowledged the high quality of our service to financial consultants and their clients, in addition to the asset growth that followed. In March, they named Conseco Fund Group Senior Vice President for Marketing and Sales Bruce Johnston one of the financial services industry's leaders and the "1999 Fund Marketer of the Year."

                                                             CONSECO FUND GROUP
                                                           2000 Mid-Year Report
-------------------------------------------------------------------------------

Bungled headlines misinform shareholders

   For the most part, we've received accurate coverage from the news media. In fact, we receive high marks from news organizations every day. During the past 60 days, our equity portfolio management team's expertise and insight has been spotlighted on CNBC, Bloomberg and CNNfn.

   However, you may have caught a few publications that have created inaccurate representations of Conseco Capital Management, Inc. (CCM). I can assure you that these stories distort the facts and I'd like to set the record straight.

      * The issues of the parent company, Conseco, Inc., are irrelevant to CCM's investment performance.

      * The parent company's issues have been factors in the departure of individuals with varying degrees of fixed-income expertise, experience and service at CCM. This is a non-event at CCM, and our turnover rate remains well below the industry average.

      * Our team approach, featuring a talent-rich, deep bench has prevailed for 13 years -- through thick and thin -- and is central to the success and consistency of our institutional and mutual fund investment performance.

      * The core equity and fixed-income investment experts have served CCM for more than seven years.

      * Since 1989, our fixed-income team has been led by Greg Hahn, CFA, chief fixed income investment officer and senior vice president of CCM. Tom Pence, CFA, chief equity investment officer and senior vice president of CCM, has been at the helm of the equity team since 1993.

      * CCM's consistent investment success breeds a following among our competitors and it's a fact of life in this industry -- people are lured to other opportunities.

      * We prepare for and sustain long-term investment performance by using a disciplined, team-oriented approach. Markets go up and down; managers, traders, and support staff come and go -- the training and development of the team, coupled with the disciplined investment process, remains constant.

   Superstars operating unilaterally are not found in our system -- the CCM team always prevails.

Growth, performance, stability

   New Conseco CEO Gary Wendt brings prestige, leadership and a legendary penchant for building success in the financial services industry to the parent company -- engendering stability and focusing on sound issue resolution. This, coupled with our performance and structure is all upside for CCM's clients and the fund family's shareholders. It's not business as usual -- it's considerably better.

   I hope you now have a high-resolution picture of the state of the union of the fund family and its investment adviser. We're passionately committed to delivering top-drawer shareholder service and investment performance to you.

   I'm supremely confident we're on the right path.

Sincerely,

Maxwell E. Bublitz, CFA
President
Conseco Fund Group
Director, President & CEO
Conseco Capital Management, Inc.
Senior Vice President of Investments
Conseco, Inc.
-------------------------------------------------------------------------------
(1) Morningstar proprietary ratings reflect historical risk-adjusted performance. The ratings are subject to change every month. Morningstar ratings are calculated from a fund's 3-, 5- and 10-year average annual returns in excess of 90-day T-bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. The top 10% of the funds in a broad asset class receive five stars; the next 22.5% receive four stars; the next 35% receive three stars; the next 22.5% receive two stars; and the bottom 10% receive one star.
(2) Survey source: Value Line Mutual Fund Survey. Past performance does not guarantee future results, and individual investors' results will vary. Ratings do not include sales loads. Transaction costs related to investing in these stocks will affect overall performance results. Barrons is not affiliated with and does not sponsor, endorse or approve Conseco Fund Group mutual funds.
(3) Concentrated portfolios are susceptible to more market volatility than diversified funds and, therefore, are subject to greater price fluctuation.

Statements of Assets and Liabilities
-------------------------------------------------------------------------------
June 30, 2000 (unaudited)

                                                                                          Conseco        Conseco        Conseco
                                           Conseco          Conseco        Conseco      Convertible       High           Fixed
                                             20             Equity        Balanced      Securities        Yield         Income
                                            Fund             Fund           Fund           Fund           Fund           Fund
                                        ------------     ------------    -----------    -----------    -----------     -----------
ASSETS:
Investments in securities at cost...... $411,745,810     $198,093,895    $58,037,108    $71,907,314    $131,430,785    $66,739,720
-----------------------------------------------------------------------------------------------------------------------------------
Investments in securities at value..... $428,114,944     $203,607,702    $59,400,916    $86,548,256    $124,428,993    $65,294,905
Interest and dividends receivable......       94,845           58,675        353,160        388,859       2,238,252      1,030,394
Receivable for securities sold.........    7,322,745       11,120,043      3,443,193      2,655,438              --      5,805,492
Receivable for shares sold.............    3,280,297        1,755,949        333,786        597,458         519,032        185,285
Cash...................................    2,541,431               --             --      3,210,773       1,514,201        766,268
Organization costs.....................       49,256           28,405         28,405             --          49,256         28,405
Prepaid assets.........................       31,837           22,701         23,250         27,076          30,670             --
-----------------------------------------------------------------------------------------------------------------------------------
   Total assets........................  441,435,355      216,593,475     63,582,710     93,427,860     128,780,404     73,110,749
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND NET ASSETS:
Payable to Conseco, Inc. and
  subsidiaries.........................      539,631          187,192         16,454        128,678         145,602         96,113
Accrued expenses.......................      100,865          123,272         31,835         40,199          48,778         96,764
Distributions payable..................           --               --            704          1,415           1,694             --
Payable to custodian...................           --        1,596,915      4,004,444             --              --             --
Payable for shares redeemed............      415,830        1,218,546         43,177        756,883         576,848        107,298
Payable for securities purchased.......   10,283,457       11,040,060      1,553,132      1,000,000       1,450,000      6,719,852
-----------------------------------------------------------------------------------------------------------------------------------
   Total liabilities...................   11,339,783       14,165,985      5,649,746      1,927,175       2,222,922      7,020,027
-----------------------------------------------------------------------------------------------------------------------------------
   Net assets.......................... $430,095,572     $202,427,490    $57,932,964    $91,500,685    $126,557,482    $66,090,722
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid-in capital........................ $341,693,943     $133,902,212    $44,430,330    $67,369,615    $140,085,752    $69,892,349
Accumulated undistributed net
  investment income (loss).............   (2,155,089)        (584,047)         6,444        199,587          55,066         23,789
Accumulated undistributed net
  realized gain (loss on investments...   74,187,584       63,595,518     12,132,382      9,290,541      (6,581,544)    (2,380,601)
Net unrealized appreciation
  (depreciation) on investments........   16,369,134        5,513,807      1,363,808     14,640,942      (7,001,792)    (1,444,815)
-----------------------------------------------------------------------------------------------------------------------------------
   Net assets.......................... $430,095,572     $202,427,490    $57,932,964    $91,500,685    $126,557,482    $66,090,722
-----------------------------------------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of these financial statements.

                                                              CONSECO FUND GROUP
                                                            2000 Mid-Year Report
--------------------------------------------------------------------------------
June 30, 2000 (unaudited)


                                                                                          Conseco        Conseco        Conseco
                                           Conseco          Conseco        Conseco      Convertible       High           Fixed
                                             20             Equity        Balanced      Securities        Yield         Income
                                            Fund             Fund           Fund           Fund           Fund           Fund
                                        ------------     ------------    -----------    -----------    -----------     -----------
Net asset value, offering price and
  redemption price per share:
Class A Shares:
Shares outstanding (unlimited shares
  authorized)..........................    4,158,058        1,670,774      2,093,648      1,717,908       3,735,831      3,074,186
Net assets............................. $ 99,113,370     $ 32,688,549    $31,785,252    $28,619,152     $34,731,786    $29,606,079
Net asset value and redemption price
  per share (Note 1)................... $.     23.84     $      19.56    $     15.18    $     16.66     $      9.30    $      9.63
Maximum sales charge per share (5.75
  percent of public offering price;
  5.00 percent of public offering price
  for the Conseco Fixed Income Fund).           1.45             1.19           0.93           1.02            0.57           0.51
Maximum offering price per share....... $      25.29     $      20.75    $     16.11    $     17.68     $      9.87    $     10.14
------------------------------------------------------------------------------------------------------------------------------------
Class B Shares:
Shares outstanding (unlimited shares
  authorized)..........................    6,069,161          635,283        449,124      2,137,747       5,124,046        571,584
Net assets............................. $142,361,818     $ 12,291,002    $ 6,748,906    $35,463,817     $47,464,549    $ 5,492,890
Net asset value, offering price and
  redemption price per share (Note 1).. $      23.46     $      19.35    $     15.03    $     16.59     $      9.26    $      9.61
------------------------------------------------------------------------------------------------------------------------------------
Class C Shares:
Shares outstanding (unlimited shares
  authorized)..........................    4,626,009          509,054        308,042        831,757       2,495,177        238,018
Net assets............................. $108,810,623     $  9,849,953    $ 4,656,763    $13,830,970     $23,069,957    $ 2,297,439
Net asset value, offering price and
  redemption price per share (Note 1).. $      23.52     $      19.35    $     15.12    $     16.63     $      9.25    $      9.65
------------------------------------------------------------------------------------------------------------------------------------
Class Y Shares:
Shares outstanding (unlimited shares
  authorized)..........................    3,371,019        7,433,813        964,988        815,152       2,282,645      2,967,265
Net assets............................. $ 79,809,761     $147,597,986    $14,742,043    $13,586,746     $21,291,190    $28,694,314
Net asset value, offering price and
  redemption price per share (Note 1).. $      23.68     $      19.85    $     15.28    $     16.67     $      9.33    $      9.67
------------------------------------------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of these financial statements.

Statements of Operations
--------------------------------------------------------------------------------
June 30, 2000 (unaudited)

                                                                                          Conseco        Conseco        Conseco
                                           Conseco          Conseco        Conseco      Convertible       High           Fixed
                                             20             Equity        Balanced      Securities        Yield         Income
                                            Fund             Fund           Fund           Fund           Fund           Fund
                                        ------------     ------------    -----------    -----------    -----------     -----------
INVESTMENT INCOME:
Interest............................... $    678,866     $    272,408    $   815,357    $ 1,686,095    $  6,211,980    $ 2,456,654
Dividends..............................       90,984          154,726         76,670        397,928          73,688         63,670
------------------------------------------------------------------------------------------------------------------------------------
   Total investment income.............      769,850          427,134        892,027      2,084,023       6,285,668      2,520,324
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees...............    1,219,302          633,036        189,860        411,296         448,661        146,837
Distribution and service fees..........    1,174,453          136,809        123,419        240,416         441,250        134,769
Administration fee.....................      348,372          180,868         54,246         96,776         128,189         65,261
Transfer agent fee.....................       26,936           16,572         59,986         22,750          27,118         14,752
Registration and filing fees...........       72,578            6,888         24,906         26,208          33,610          1,028
Custody fees...........................       11,102           10,930         19,110          6,232          16,738          2,558
Audit fees.............................       10,192            5,815          3,822          3,414           4,048          2,238
Amortization of organization costs.....        9,810            9,395          9,395             --           9,810          9,395
Legal fees.............................        1,638            1,638          1,746          2,728           4,320          1,092
Reports -- printing....................       44,186            4,368          3,638          2,002           8,732          2,912
Director fees and expenses.............        5,278            3,042          2,002            548           3,188          2,022
Insurance..............................          546              728            182            364             728            364
Other..................................          546            1,092          2,046            364           2,528            728
------------------------------------------------------------------------------------------------------------------------------------
   Total expenses......................    2,924,939        1,011,181        494,358        813,098       1,128,920        383,956
------------------------------------------------------------------------------------------------------------------------------------
Less expense reductions and
  reimbursements (Note 3)..............           --               --         99,710         64,610         110,820         53,404
------------------------------------------------------------------------------------------------------------------------------------
   Net expenses........................    2,924,939        1,011,181        394,648        748,488       1,018,100        330,552
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss)........   (2,155,089)        (584,047)       497,379      1,335,535       5,267,568      2,189,772
------------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
ON INVESTMENTS:
Net realized gains (losses) on sales
  of investments.......................   57,337,492       51,755,500     10,289,378      9,189,536      (3,717,010)      (691,006)
Net change in unrealized appreciation
  or depreciation on investments         (25,688,038)     (26,146,534)    (4,371,287)    (1,578,182)     (6,120,760)       837,102
------------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gains
     (losses) on investments              31,649,454       25,608,966      5,918,091      7,611,354      (9,837,770)       146,096
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  from operations...................... $ 29,494,365     $ 25,024,919     $6,415,470     $8,946,889     $(4,570,202)    $2,335,868
------------------------------------------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of these financial statements.
4

Statements of Changes in Net Assets
-------------------------------------------------------------------------------

                                      Conseco 20 Fund                  Conseco Equity Fund              Conseco Balanced Fund
                           ---------------------------------- ---------------------------------- ----------------------------------
                           Six Months Ended                   Six Months Ended                   Six Months Ended
                             June 30, 2000     Year Ended       June 30, 2000     Year Ended       June 30, 2000    Year Ended
                              (unaudited)   December 31, 1999    (unaudited)   December 31, 1999    (unaudited)   December 31, 1999
                           ---------------- ----------------- ---------------- ----------------- ----------------  -----------------
OPERATIONS:
Net investment income
  (loss)..................  $  (2,155,089)    $  (1,022,303)   $    (584,047)    $    (513,950)   $     497,379     $     723,535
Net realized gains on sale
  of investments..........     57,337,492        30,983,607       51,755,500        37,999,342       10,289,378         6,886,972
Net change in unrealized
  appreciation or
  depreciation on
  investments.............    (25,688,038)       34,276,573      (26,146,534)       15,927,962       (4,371,287)        3,085,847
------------------------------------------------------------------------------------------------------------------------------------
  Net increase from
    operations............     29,494,365        64,237,877       25,024,919        53,413,354        6,415,470        10,696,354
------------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS FROM
NET INVESTMENT INCOME:
Class A shares............             --                --               --                --         (291,878)         (510,331)
Class B shares............             --                --               --                --          (35,253)          (87,593)
Class C shares............             --                --               --                --          (24,989)          (25,562)
Class Y shares............             --                --               --                --         (138,815)         (100,814)
------------------------------------------------------------------------------------------------------------------------------------
   Total dividends from net
     investment income....             --                --               --                --         (490,935)         (724,300)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS OF
NET CAPITAL GAINS:
Class A shares............             --        (2,781,016)              --        (5,527,099)              --        (3,025,465)
Class B shares............             --        (3,782,583)              --          (602,715)              --          (266,632)
Class C shares............             --        (1,921,015)              --          (513,936)              --          (205,809)
Class Y shares............             --        (3,127,718)              --       (19,135,544)              --          (823,600)
------------------------------------------------------------------------------------------------------------------------------------
   Total distributions of
     net capital gains....             --       (11,612,332)              --       (25,779,294)              --        (4,321,506)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Shares sold...............    299,612,007       199,779,377      144,407,300        71,111,944       13,866,315         8,327,184
Reinvested dividends and
  distributions...........             --         3,961,545               --        23,540,151          154,728         3,110,149
Shares redeemed...........   (116,605,556)      (83,040,841)    (112,954,420)      (65,606,063)      (8,248,466)       (3,551,802)
------------------------------------------------------------------------------------------------------------------------------------
   Net increase from capital
     share transactions...    183,006,451       120,700,081       31,452,880        29,046,032        5,772,577         7,885,531
------------------------------------------------------------------------------------------------------------------------------------
   Total increase in
     net assets...........    212,500,816       173,325,626       56,477,799        56,680,092       11,697,112        13,536,079
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Beginning of period.......    217,594,756        44,269,130      145,949,691        89,269,599       46,235,852        32,699,773
------------------------------------------------------------------------------------------------------------------------------------
End of period.............   $430,095,572      $217,594,756     $202,427,490      $145,949,691      $57,932,964       $46,235,852
------------------------------------------------------------------------------------------------------------------------------------
Including undistributed net
  investment income (loss)   $ (2,155,089)     $         --     $   (584,047)     $         --      $     6,444       $        --

   The accompanying notes are an integral part of these financial statements.
6

                                                              CONSECO FUND GROUP
                                                            2000 Mid-Year Report
--------------------------------------------------------------------------------

                                      Conseco 20 Fund                  Conseco Equity Fund              Conseco Balanced Fund
                           ---------------------------------- ---------------------------------- ----------------------------------
                           Six Months Ended                   Six Months Ended                   Six Months Ended
                             June 30, 2000     Year Ended       June 30, 2000     Year Ended       June 30, 2000    Year Ended
                              (unaudited)   December 31, 1999    (unaudited)   December 31, 1999    (unaudited)   December 31, 1999
                           ---------------- ----------------- ---------------- ----------------- ----------------  ----------------
SHARE DATA:
Class A shares:
Sold......................     4,450,740         4,232,232        4,171,697         2,640,042          130,651            99,536
Reinvested dividends and
  distributions...........            --            34,269               --            91,028              990           131,606
-----------------------------------------------------------------------------------------------------------------------------------
   Total..................     4,450,740         4,266,501        4,171,697         2,731,070          131,641           231,142
-----------------------------------------------------------------------------------------------------------------------------------
Redeemed..................    (2,877,764)       (4,325,212)      (4,312,858)       (3,006,790)        (402,149)          (96,395)
-----------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease)     1,572,976           (58,711)        (141,161)         (275,720)        (270,508)          134,747
-----------------------------------------------------------------------------------------------------------------------------------
Shares outstanding:
   Beginning of period....     2,585,082         2,643,793        1,811,935         2,087,655        2,364,156         2,229,409
   End of period..........     4,158,058         2,585,082        1,670,774         1,811,935        2,093,648         2,364,156
-----------------------------------------------------------------------------------------------------------------------------------
Class B shares:
Sold......................     2,902,121         3,054,669          435,061           122,282          257,602           115,984
Reinvested dividends and
  distributions...........            --            29,256               --             9,282              548             5,470
-----------------------------------------------------------------------------------------------------------------------------------
   Total.................      2,902,121         3,083,925          435,061           131,564          258,150           121,454
-----------------------------------------------------------------------------------------------------------------------------------
Redeemed..................      (324,452)         (164,644)         (16,097)          (46,275)         (22,303)          (20,292)
-----------------------------------------------------------------------------------------------------------------------------------
   Net increase...........     2,577,669         2,919,281          418,964            85,289          235,847           101,162
-----------------------------------------------------------------------------------------------------------------------------------
Shares outstanding:
   Beginning of period....     3,491,492           572,211          216,319           131,030          213,277           112,115
   End of period..........     6,069,161         3,491,492          635,283           216,319          449,124           213,277
-----------------------------------------------------------------------------------------------------------------------------------
Class C shares:
Sold......................     3,107,173         1,752,294          343,534           143,420          161,100           130,938
Reinvested dividends and
  distributions...........            --            19,979               --               856              232             1,509
-----------------------------------------------------------------------------------------------------------------------------------
   Total..................     3,107,173         1,772,273          343,534           144,276          161,332           132,447
-----------------------------------------------------------------------------------------------------------------------------------
Redeemed..................      (294,253)         (193,027)         (18,917)           (8,979)         (21,450)          (66,879)
-----------------------------------------------------------------------------------------------------------------------------------
   Net increase...........     2,812,920         1,579,246          324,617           135,297          139,882            65,568
-----------------------------------------------------------------------------------------------------------------------------------
Shares outstanding:
   Beginning of period....     1,813,089           233,843          184,437            49,140          168,160           102,592
   End of period..........     4,626,009         1,813,089          509,054           184,437          308,042           168,160
-----------------------------------------------------------------------------------------------------------------------------------
Class Y shares:
Sold......................     2,135,642         2,746,992        2,421,170         2,084,675          388,146           369,267
Reinvested dividends and
  distributions...........            --           113,354               --         1,055,856            8,369            65,854
-----------------------------------------------------------------------------------------------------------------------------------
   Total..................     2,135,642         2,860,346        2,421,170         3,140,531          396,515           435,121
-----------------------------------------------------------------------------------------------------------------------------------
Redeemed..................    (1,488,009)         (150,556)      (1,665,751)       (1,263,226)        (107,561)         (111,244)
-----------------------------------------------------------------------------------------------------------------------------------
   Net increase...........       647,633         2,709,790          755,419         1,877,305          288,954           323,877
-----------------------------------------------------------------------------------------------------------------------------------
Shares outstanding:
   Beginning of period....     2,723,386            13,596        6,678,394         4,801,089          676,034           352,157
   End of period..........     3,371,019         2,723,386        7,433,813         6,678,394          964,988           676,034
-----------------------------------------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                          Conseco Convertible Securities Fund      Conseco High Yield Fund           Conseco Fixed Income Fund
                           ---------------------------------- ---------------------------------- ----------------------------------
                           Six Months Ended                   Six Months Ended                   Six Months Ended
                             June 30, 2000     Year Ended       June 30, 2000     Year Ended       June 30, 2000    Year Ended
                              (unaudited)   December 31, 1999    (unaudited)   December 31, 1999    (unaudited)   December 31, 1999
                           ---------------- ----------------- ---------------- ----------------- ----------------  ----------------
OPERATIONS:
Net investment income.....  $  1,335,535      $    850,716     $  5,267,568      $  8,907,486     $  2,189,772      $  3,952,149
Net realized gains (losses)
  on sales of investments      9,189,536           709,998       (3,717,010)       (1,875,854)        (691,006)       (1,545,396)
Net change in unrealized
  appreciation or
  depreciation on
  investments.............    (1,578,182)       13,674,727       (6,120,760)           45,213          837,102        (2,546,409)
--------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease)
    from operations.......     8,946,889        15,235,441       (4,570,202)        7,076,845        2,335,868          (139,656)
--------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS
FROM NET INVESTMENT INCOME:
Class A shares............      (325,091)         (717,148)      (1,493,855)       (4,202,545)        (951,774)       (1,960,510)
Class B shares............      (297,681)          (52,733)      (1,898,220)       (2,690,656)        (154,150)         (231,198)
Class C shares............      (115,690)          (15,161)        (876,242)         (951,375)         (76,884)         (121,935)
Class Y shares............      (397,486)          (66,901)        (944,185)       (1,076,564)        (983,175)       (1,625,267)
--------------------------------------------------------------------------------------------------------------------------------
  Total dividends from net
    investment income.....    (1,135,948)         (851,943)      (5,212,502)       (8,921,140)      (2,165,983)       (3,938,910)
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
OF NET CAPITAL GAINS:
Class A shares............            --          (258,716)              --                --               --           (94,314)
Class B shares............            --          (120,598)              --                --               --           (11,058)
Class C shares............            --           (34,914)              --                --               --            (6,488)
Class Y shares............            --          (259,871)              --                --               --           (71,443)
--------------------------------------------------------------------------------------------------------------------------------
  Total distributions of
     net capital gains....            --          (674,099)              --                --               --          (183,303)
--------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Shares sold...............    51,642,659        57,943,854       48,631,760       158,370,742        9,962,406        60,359,426
Reinvested dividends and
  distributions...........       384,012           321,652        1,001,719           998,499          940,583         1,693,516
Shares redeemed...........   (39,417,550)      (28,508,736)     (45,880,812)      (69,329,562)     (10,592,124)      (40,426,510)
--------------------------------------------------------------------------------------------------------------------------------
  Net increase from capital
     share transactions...    12,609,121        29,756,770        3,752,667        90,039,679          310,865        21,626,432
--------------------------------------------------------------------------------------------------------------------------------
  Total increase (decrease)
     in net assets........    20,420,062        43,466,169       (6,030,037)       88,195,384          480,750        17,364,563
--------------------------------------------------------------------------------------------------------------------------------
Net assets:
Beginning of period......     71,080,623        27,614,454      132,587,519        44,392,135       65,609,972        48,245,409
--------------------------------------------------------------------------------------------------------------------------------
End of period.............   $91,500,685       $71,080,623     $126,557,482      $132,587,519      $66,090,722       $65,609,972
--------------------------------------------------------------------------------------------------------------------------------
Including undistributed net
  investment income.......   $   199,587       $        --     $     55,066      $         --      $    23,789       $        --

   The accompanying notes are an integral part of these financial statements.
8

                                                              CONSECO FUND GROUP
                                                            2000 Mid-Year Report
--------------------------------------------------------------------------------

                          Conseco Convertible Securities Fund      Conseco High Yield Fund           Conseco Fixed Income Fund
                           ---------------------------------- ---------------------------------- ----------------------------------
                           Six Months Ended                   Six Months Ended                   Six Months Ended
                             June 30, 2000     Year Ended       June 30, 2000     Year Ended       June 30, 2000    Year Ended
                              (unaudited)   December 31, 1999    (unaudited)   December 31, 1999    (unaudited)   December 31, 1999
                           ---------------- ----------------- ---------------- ----------------- ----------------  ----------------
SHARE DATA:
Class A shares:
Sold......................       581,887           986,869        2,670,168         6,221,921          307,783         3,002,369
Reinvested dividends and
  distributions...........         1,495               498           15,232            16,109            2,757             2,154
--------------------------------------------------------------------------------------------------------------------------------
   Total..................       583,382           987,367        2,685,400         6,238,030          310,540         3,004,523
--------------------------------------------------------------------------------------------------------------------------------
Redeemed..................      (400,858)       (1,963,130)      (3,209,118)       (4,799,560)        (430,689)       (2,815,791)
--------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease)       182,524          (975,763)        (523,718)        1,438,470         (120,149)          188,732
--------------------------------------------------------------------------------------------------------------------------------
Shares outstanding:
   Beginning of period....     1,535,384         2,511,147        4,259,549         2,821,079        3,194,335         3,005,603
   End of period..........     1,717,908         1,535,384        3,735,831         4,259,549        3,074,186         3,194,335
--------------------------------------------------------------------------------------------------------------------------------
Class B shares:
Sold.......................    1,318,213           932,283          904,820         3,951,066          105,240           359,137
Reinvested dividends and
  distributions...........         2,836             1,651           17,812            15,200            1,389             1,243
--------------------------------------------------------------------------------------------------------------------------------
   Total..................     1,321,049           933,934          922,632         3,966,266          106,629           360,380
--------------------------------------------------------------------------------------------------------------------------------
Redeemed..................      (103,537)          (13,815)        (557,519)         (338,125)         (80,653)          (71,662)
--------------------------------------------------------------------------------------------------------------------------------
   Net increase...........     1,217,512           920,119          365,113         3,628,141           25,976           288,718
--------------------------------------------------------------------------------------------------------------------------------
Shares outstanding:
   Beginning of period....       920,235               116        4,758,933         1,130,792          545,608           256,890
   End of period..........     2,137,747           920,235        5,124,046         4,758,933          571,584           545,608
--------------------------------------------------------------------------------------------------------------------------------
Class C shares:
Sold......................       629,552           281,486          953,846         1,908,621           67,696           307,198
Reinvested dividends and
  distributions...........         1,713               606           12,147             9,577              614               775
--------------------------------------------------------------------------------------------------------------------------------
   Total..................       631,265           282,092          965,993         1,918,198           68,310           307,973
--------------------------------------------------------------------------------------------------------------------------------
Redeemed..................       (74,875)           (6,841)        (334,708)         (424,668)        (106,054)          (84,911)
--------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease)       556,390           275,251          631,285         1,493,530          (37,744)          223,062
--------------------------------------------------------------------------------------------------------------------------------
Shares outstanding:
   Beginning of period....       275,367               116        1,863,892           370,362          275,762            52,700
   End of period..........       831,757           275,367        2,495,177         1,863,892          238,018           275,762
--------------------------------------------------------------------------------------------------------------------------------
Class Y shares:
Sold......................       578,661         2,024,253          517,043         3,545,296          553,403         2,436,511
Reinvested dividends and
  distributions...........        17,619            18,704           59,928            18,471           93,281            78,083
--------------------------------------------------------------------------------------------------------------------------------
   Total..................       596,280         2,042,957          576,971         3,563,767          646,684         2,514,594
--------------------------------------------------------------------------------------------------------------------------------
Redeemed..................    (1,813,150)          (11,051)        (688,977)       (1,292,582)        (483,994)       (1,115,550)
--------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease)    (1,216,870)        2,031,906         (112,006)        2,271,185          162,690         1,399,044
--------------------------------------------------------------------------------------------------------------------------------
Shares outstanding:
   Beginning of period....     2,032,022               116        2,394,651           123,466        2,804,575         1,405,531
   End of period..........       815,152         2,032,022        2,282,645         2,394,651        2,967,265         2,804,575
--------------------------------------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of these financial statements.

Conseco 20 Fund
------------------------------------------------------------------------------
Portfolio Manager's Review

   The fund's one-year total return of 53.74% and since-inception, average-annual return of 41.27% (inception date: 01/01/98) outperformed the S&P 500 Index returns of 7.24% and 19.15%, respectively, and the S&P 400 Midcap Index returns of 16.98% and 17.26%, respectively.

   Its year-to-date return of 8.65% beat the S&P 500 performance of -0.42%, but just missed the 8.97% return of the S&P 400. (Fund returns reflect Class A share performance with sales load.)

   In addition, the fund placed in the top 24% of mutual funds with similar investment objectives for its one-year results, according to Lipper Analytical Services, Inc.(1) Lipper rankings are based on performance without the sales load.

Upside: Top-performing names drive fund's performance

   The biggest contributor to the fund this quarter was Integrated Device Technology, Inc. During a research visit late last year, the portfolio management team's analysts learned that the company has focused on its electronic components for the communication sector, targeting companies like Cisco Systems, Inc. and Nortel Networks Corp. This strategic product and marketing shift is beginning to be recognized in the market. Consequently, the steadfast research approach we took with Integrated Device Technology rewarded us with a 51% return.

   Other solid contributors for the quarter included Vitria Technology, Inc. in technology; Alza Corp. in healthcare; and Nabors Industries, Inc. and Weatherford International, Inc. in oil-field services.

Downside: Some past performers realize setbacks

   The second quarter was extremely volatile for the markets overall, particularly technology stocks. In fact, the Nasdaq technically went into bear market territory, if only briefly. These market gyrations are attributable to herd psychology, which fortunately (or unfortunately) can reverse rather quickly. Based on our proprietary, bottom-up research, we remain convinced that the long-term fundamentals are in place to support higher prices for the stocks in which we invest.

Growth of $10,000

               Conseco 20 Fund
  DATE         (Class A Shares)    S&P 500 Index     S&P 400 Midcap Index
  ----         ----------------    -------------     --------------------
 12/31/97          $9,425.00         $10,000.00           $10,000.00
  1/30/98          $9,905.68         $10,111.00            $9,810.00
  2/27/98         $10,763.35         $10,840.00           $10,622.27
  3/31/98         $11,658.73         $11,395.01           $11,101.33
  4/30/98         $11,470.23         $11,510.10           $11,304.49
  5/29/98         $10,725.65         $11,312.13           $10,795.78
  6/30/98         $11,225.18         $11,771.40           $10,863.80
  7/31/98         $10,621.98         $11,645.45           $10,442.28
  8/31/98          $8,802.95          $9,961.51            $8,498.97
  9/30/98          $9,302.48         $10,600.05            $9,292.78
 10/30/98          $9,717.18         $11,461.83           $10,123.55
 11/30/98         $10,556.00         $12,156.42           $10,628.72
 12/31/98         $12,064.00         $12,856.63           $11,912.67
  1/29/99         $12,111.13         $13,394.03           $11,449.26
  2/26/99         $11,771.83         $12,977.48           $10,849.32
  3/31/99         $12,318.48         $13,496.58           $11,152.02
  4/30/99         $13,034.78         $14,018.90           $12,031.91
  5/28/99         $13,326.95         $13,688.05           $12,083.65
  6/30/99         $14,542.78         $14,447.74           $12,731.33
  7/30/99         $14,552.20         $13,996.97           $12,460.16
  8/31/99         $15,155.40         $13,926.98           $12,032.77
  9/30/99         $15,221.38         $13,545.38           $11,660.96
 10/29/99         $15,947.10         $14,402.81           $12,255.67
 11/30/99         $18,058.30         $14,695.18           $12,899.09
 12/31/99         $20,566.58         $15,560.73           $13,665.30
  1/31/00         $21,312.10         $14,779.58           $13,279.94
  2/29/00         $27,385.65         $14,500.25           $14,209.53
  3/31/00         $25,119.25         $15,918.37           $15,398.87
  4/28/00         $22,604.35         $15,439.23           $14,859.91
  5/31/00         $20,825.02         $15,122.72           $14,674.16
  6/30/00         $23,722.00         $15,496.26           $14,889.87

The growth of $10,000 chart is a comparison of the change in value of a $10,000 investment with dividends and capital gains reinvested for the period from inception of the Class A shares through 06/30/00. Past performance is no guarantee of future results.

   Two of our larger names encountered head winds during the market sell-off. EchoStar Communications Corp., an investment that we have highlighted for the last two quarters, retreated amid concerns that satellite television providers can no longer offer a superior value proposition versus the new digital cable offerings. We disagree with Wall Street's assessment. Instead, we believe the fundamentals of the company are strong and the company will remain an investment in the portfolio until evidence to the contrary convinces us to sell.

   Research In Motion, Ltd. continues to assert itself as a leader in wireless data. The company's e-mail pagers are becoming the wireless device of choice for people who need to be connected in real time with their enterprise e-mail. Even though the stock is still up more than 300% from our initial investment, the 54% decline during the second quarter was disappointing. As we enter the second half of 2000, Research In Motion has some powerful partnerships and alliances that will begin to contribute to the company's growth. From a long-term investment perspective, we're convinced this company will be a driving force in the wireless data industry.


------------------------------------------------------------------------------
(1) Reflects performance for the Class A shares versus the Lipper Multi-Cap Growth category for the period ending June 30, 2000. The Conseco 20 Fund was ranked 97 out of 406 funds. Lipper Analytical Services is an independent organization that compiles performance data on investment companies.

                                                             CONSECO FUND GROUP
                                                           2000 Mid-Year Report
-------------------------------------------------------------------------------

Inside out: Fundamental research process surrounds companies

   Looking forward, volatility continues -- it has become a standard in the markets. And, excess valuations in the technology sector continue to be deflated. Many investors who were caught holding investments they did not understand are being forced to divest and redirect their focus on companies with solid fundamentals and earnings.

   The current environment plays to our strengths: investigative research, steadfast discipline and opportune responsiveness. We are committed to creating shareholder value for you by working to uncover some of the best growth companies in today's market using our time-tested, bottom-up research process.

Erik J. Voss, CFA
Vice President
Portfolio Manager

Average annual total return(2) (as of 06/30/00)

                                 Inception Year-to-                    Since
                                   date      date    1 year  3 year  inception
                                 --------- --------  ------  ------  ---------
   Class A....................   01/01/98    8.65%   53.74%    --      41.27%
   Class B....................   02/18/98    9.25%   54.04%    --      36.00%
   Class C....................   03/10/98   13.81%   60.54%    --      36.97%
   Class Y....................   04/06/98   15.57%   63.85%    --      37.20%
   S&P 500 Index..............   01/01/98   -0.42%    7.24%    --      19.15%
   S&P 400 Midcap Index.......   01/01/98    8.97%   16.98%    --      17.26%
------------------------------------------------------------------------------
 Top five sectors (as of 06/30/00)
   Business Services................................................    13.7%
   Semiconductors, Related Devices..................................    13.6%
   Electrical, Other Electrical Equipment, except Computers.........    11.7%
   Radiotelephone Communication.....................................    11.6%
   Communications by Phone, Television, Radio, Cable................    10.5%
------------------------------------------------------------------------------
 Top ten holdings (as of 06/30/00)
   Gemstar International Group, Ltd.................................     8.7%
   EchoStar Communications Corp.....................................     7.0%
   VoiceStream Wireless Corp........................................     5.5%
   Nabors Industries, Inc...........................................     5.4%
   Applied Micro Circuits Corp......................................     4.2%
   Integrated Device Technology, Inc................................     4.1%
   ALLTEL Corp......................................................     3.7%
   Weatherford International, Inc...................................     3.7%
   NEXTLINK Communications, Inc.....................................     3.7%
   McLeodUSA, Inc. .................................................     3.5%
 * Current net assets: $430,095,572
 * Increase in net assets YTD: $212,500,816
 * Percentage increase in net assets YTD: 97.7%
 * Beta: 0.79 (Class A shares)(3)



------------------------------------------------------------------------------
(2) Past performance is no guarantee of future results. Your investment return and principal will fluctuate and your shares may be worth more or less than their original cost. Total return is provided in accordance with SEC guidelines for comparative purposes and reflects certain contractual expense reimbursements through April 30, 2001. If the expense reimbursements were not in place, the fund's return would have been lower. Total return is shown with the applicable sales load or contingent-deferred sales charge. The maximum sales load for the Conseco 20 Fund is 5.75%. The S&P 400 Midcap Index is an unmanaged index considered to be representative of the mid-cap stock arena in general. The S&P 500 Index is an unmanaged index considered to be representative of the U.S. stock market in general.

(3)  Beta measures the fund's volatility compared against the S&P 500.

Conseco 20 Fund
------------------------------------------------------------------------------
Schedule of Investments (unaudited)
June 30, 2000



     SHARES OR
 PRINCIPAL AMOUNT                                                      VALUE
---------------------                                                --------
COMMON STOCKS (95.4%)
Business Services (13.7%)
     58,530   I2 Technologies, Inc. (a).......................... $ 6,185,199
    222,810   Portal Software, Inc. (a)..........................  14,231,989
     54,350   Software.com, Inc. (a).............................   7,058,706
     27,960   VeriSign, Inc. (a).................................   4,934,940
    104,570   VERITAS Software Corp. (a).........................  11,818,044
    237,780   Vitria Technology, Inc. (a)........................  14,534,302
                                                                  -----------
                                                                   58,763,180
                                                                  -----------
Chemicals and Allied Products (4.8%)
     70,430   ALZA Corp. (a).....................................   4,164,174
     65,650   Amgen, Inc. (a)....................................   4,611,912
    181,180   Biogen, Inc. (a)...................................  11,686,110
                                                                  -----------
                                                                   20,462,196
                                                                  -----------
Communications by Phone, Television, Radio, Cable (10.5%)
    912,520   EchoStar Communications Corp. - Class A (a)........  30,212,967
    730,540   McLeodUSA, Inc. - Class A (a)......................  15,113,046
                                                                  -----------
                                                                   45,326,013
                                                                  -----------
Electrical, Other Electrical Equipment, except Computers (11.7%)
    610,480   Gemstar International Group, Ltd. (a)..............  37,515,904
    186,300   Nortel Networks Corp...............................  12,714,975
                                                                  -----------
                                                                   50,230,879
                                                                  -----------
Fabricated Metal Products, except Machinery and
   Transportation Equipment (1.5%)
    135,360   Danaher Corp.......................................   6,691,860
                                                                  -----------
Industrial, Commercial Machinery, Computers (10.4%)
    214,160   Cooper Cameron Corp. (a)...........................  14,207,662
    275,695   Symbol Technologies, Inc...........................  14,887,530
    394,890   Weatherford International, Inc. (a)................  15,721,558
                                                                  -----------
                                                                   44,816,750
                                                                  -----------
Oil and Gas Extraction (8.3%)
    563,550   Nabors Industries, Inc. (a)........................  23,422,547
    516,650   R&B Falcon Corp. (a)...............................  12,173,566
                                                                  -----------
                                                                   35,596,113
                                                                  -----------
Phone Communication, except Radiotelephone (7.4%)
    258,470   ALLTEL Corp.......................................  $16,008,986
    413,580   NEXTLINK Communications, Inc. (a).................   15,690,191
                                                                  -----------
                                                                   31,699,177
                                                                  -----------
Radiotelephone Communication (11.6%)
    304,190   Research in Motion, Ltd. (a)......................   13,732,141
    309,780   TeleCorp PCS, Inc. (a)............................   12,488,006
    204,477   VoiceStream Wireless Corp. (a)....................   23,780,036
                                                                  -----------
                                                                   50,000,183
                                                                  -----------
Semiconductors, Related Devices (13.6%)
    182,530   Applied Micro Circuits Corp. (a)..................   18,024,837
    296,690   Integrated Device Technology, Inc.................   17,764,314
     99,430   JDS Uniphase Corp. (a)............................   11,919,171
    124,100   RF Micro Devices, Inc. (a)........................   10,874,263
                                                                  -----------
                                                                   58,582,585
                                                                  -----------
Transportation Equipment (1.9%)
     91,770   General Motors Corp. - Class H (a)................    8,052,817
                                                                  -----------
              Total common stock (cost $393,852,619)............  410,221,753
                                                                  -----------
SHORT-TERM INVESTMENTS (4.1%)
  5,900,000   General Electric Capital, 6.800%, due
                 07/03/2000.....................................    5,897,771
  6,000,000   Koch Industries, 6.890%, due 07/03/2000...........    5,997,703
  6,000,000   Morgan Stanley Group, 6.850%, due 07/03/2000......    5,997,717
                                                                 ------------
              Total short-term investments (cost $17,893,191)...   17,893,191
                                                                 ------------
Total investments (cost $411,745,810) (99.5%)...................  428,114,944
                                                                 ------------
Other assets, less liabilities (0.5%)...........................    1,980,628
                                                                 ------------
Total net assets (100.0%) ...................................... $430,095,572
                                                                 ------------
-----------
(a) Non-income producing security.

  The accompanying notes are an integral part of these financial statements.

                                   [GRAPHIC]

Conseco Equity Fund
-----------------------------------------------------------------------------
Portfolio Manager's Review


   The fund capitalized on market volatility with a year-to-date return of 13.31%, a one-year total return of 60.70% and a three-year average-annual total return of 32.63%, beating the S&P 400 Midcap Index returns of 8.97%, 16.98% and 20.34%, and the S&P 500 Index returns of -0.42%, 7.24% and 19.67%, respectively. (Fund returns reflect Class A share performance with sales load.)

   One-year and three-year performance boosted the fund to 11 of 155 funds and 3 of 82 funds, respectively, in the Lipper Midcap Core Funds peer group.(1)

   In addition to this success, the fund earned the prestigious five-star Morningstar rating (of a possible five stars) for its three-year return.(2) Both Lipper and Morningstar rankings are based on performance without the sales load.

Market volatility presents investment opportunities

   Fueled by a series of Fed interest-rate hikes -- as well as extended valuations -- the equity market corrected some of the "irrational exuberance" that led to an 80% return for the Nasdaq during the previous four quarters. This correction was healthy -- and the portfolio management team took advantage of the opportunity to increase positions in some of our favorite growth stocks at bargain prices. We expect these investments to contribute significantly to the fund's performance during the second half of this year.

   To offset the effects of second-quarter volatility, we remained highly selective through disciplined, bottom-up research. The team overweighted the fund in the technology, telecommunications and energy sectors. Our process enabled us to identify companies that generate high returns on invested capital
(ROIC) and have established a leading presence in their respective industries. In addition, valuation -- which is always a concern -- took on increased scrutiny due to the already overpriced names in the market.

Research team uncovers strong names and sectors

   In addition to technology, we believe that the energy sector is one of the best ways to play to the strength in the global economy. Rising oil and natural gas demand -- combined with constrained supply -- continues to offer tremendous upside to names in this sector. The fund benefited significantly from positions in R&B Falcon Corp., ENSCO International, Inc. and Nabors Industries, Inc., all drilling companies, and Cooper Cameron Corp., a service provider.

Growth of $10,000

                  Conseco Equity Fund
    DATE           (Class A Shares)      S&P 500 Index      S&P 400 Midcap Index
    ----          -------------------    -------------      --------------------
    1/2/97             $9,425.00          $10,000.00             $10,000.00
   1/31/97             $9,679.48          $10,625.00             $10,375.00
   2/28/97             $9,396.73          $10,707.88             $10,289.93
   3/31/97             $8,963.18          $10,267.78              $9,851.57
   4/30/97             $8,868.93          $10,880.77             $10,106.73
   5/30/97             $9,792.58          $11,543.41             $10,990.06
   6/30/97            $10,226.13          $12,060.55             $11,298.88
   7/31/97            $10,998.98          $13,020.57             $12,417.47
   8/29/97            $11,206.33          $12,291.42             $12,402.57
   9/30/97            $12,271.35          $12,964.99             $13,115.71
  10/31/97            $11,677.58          $12,531.96             $12,545.18
  11/28/97            $11,762.40          $13,112.19             $12,730.85
  12/31/97            $11,583.33          $13,337.72             $13,224.81
   1/30/98            $11,740.28          $13,485.77             $12,973.54
   2/27/98            $12,807.58          $14,458.09             $14,047.74
   3/31/98            $13,778.61          $15,198.34             $14,681.30
   4/30/98            $13,767.90          $15,351.85             $14,949.96
   5/29/98            $12,835.75          $15,087.80             $14,277.22
   6/30/98            $13,210.75          $15,700.36             $14,367.16
   7/31/98            $12,289.32          $15,532.37             $13,809.72
   8/31/98             $9,975.03          $13,286.39             $11,239.73
   9/30/98            $10,500.03          $14,138.04             $12,289.52
  10/30/98            $11,014.32          $15,287.47             $13,388.20
  11/30/98            $11,978.61          $16,213.89             $14,056.27
  12/31/98            $13,449.47          $17,147.81             $15,754.27
   1/29/99            $13,160.12          $17,864.59             $15,141.43
   2/26/99            $12,474.25          $17,309.00             $14,348.02
   3/31/99            $13,160.12          $18,001.36             $14,748.33
   4/30/99            $13,642.37          $18,698.01             $15,911.97
   5/28/99            $13,588.78          $18,256.74             $15,980.39
   6/30/99            $14,847.46          $19,269.98             $16,836.94
   7/30/99            $15,008.50          $18,668.76             $16,478.32
   8/31/99            $15,062.18          $18,575.42             $15,913.11
   9/30/99            $15,180.27          $18,066.45             $15,421.39
  10/29/99            $16,210.89          $19,210.06             $16,207.89
  11/30/99            $17,885.66          $19,600.02             $17,058.80
  12/31/99            $21,009.32          $20,754.46             $18,072.09
   1/31/00            $21,254.66          $19,712.59             $17,562.46
   2/29/00            $27,401.21          $19,340.02             $18,791.83
   3/31/00            $26,678.09          $21,231.47             $20,364.71
   4/28/00            $23,811.42          $20,592.41             $19,651.94
   5/31/00            $21,977.79          $20,170.26             $19,406.29
   6/30/00            $25,316.00          $20,668.47             $19,691.57


The growth of $10,000 chart is a comparison of the change in value of a $10,000 investment with dividends and capital gains reinvested for the period from inception of the Class A shares through 06/30/00. Past performance is no guarantee of future results.



   Likewise, the telecommunications sector is one of the fastest-growing sectors in the market -- and we maintained our overweighted position in the fund. This sector experienced excessive volatility during the quarter due to capital market concerns and was not a strong contributor.

-------------------------------------------------------------------------------
(1) Reflects performance for the Class A shares for the period ending June 30, 2000. Lipper Analytical Services is an independent organization that compiles performance data on investment companies.

(2) Morningstar proprietary ratings reflect historical risk-adjusted performance. The ratings are subject to change every month. Morningstar ratings are calculated from a fund's 3-, 5- and 10-year average annual returns in excess of 90-day T-bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. The top 10% of the funds in a broad asset class receive five stars; the next 22.5% receive four stars; the next 35% receive three stars; the next 22.5% receive two stars; and the bottom 10% receive one star.

Morningstar Ranking(2): * * * * * (of 3,642 funds)           CONSECO FUND GROUP
-------------------------------------------------------------------------------
                                                           2000 Mid-Year Report
Strong fundamentals, poor investor perception

   There were some positions that detracted from performance in the past six months. EchoStar Communications Corp., one of our top performers, experienced a pullback due to the increased visibility of digital cable's roll out. This period led to unwarranted investor perception that the satellite industry was losing its competitive edge.

   Another past winner for us, Research In Motion, Ltd., also experienced a setback as growth slowed in the quarter due to delayed contracts and increased capital spending. Nonetheless, our analysts think the fundamentals of both names are strong and we will continue to hold these positions.

Disciplined process drives performance

   Going forward, our overemphasis in the technology, telecommunications and energy sectors will continue. We also will participate opportunistically in the biotechnology sector, which has seen a significant rise in valuation. And, we will keep a watchful eye on the retail sector, which may be positioning itself for outperformance later in the year.

   Overall, we are cautiously optimistic that strong operating results will ensue across the market. However, it is essential for us to focus on names that have significant bottom-line growth trends and offer compelling valuations. Although the markets have experienced significant volatility, we feel that our bottom-up, team-driven approach will continue to lead us toward companies with superior, long-term performance.

Thomas J. Pence, CFA
Senior Vice President
Chief Equity Investment Officer
Portfolio Manager
Conseco Capital Management, Inc.

 Average annual total return(3) (as of 06/30/00)

                                 Inception Year-to-                    Since
                                   date      date    1 year  3 year  inception
                                 --------- --------  ------  ------  ---------
   Class A....................   01/02/97   13.31%   60.70%  32.63%   30.39%
   Class B ...................   01/28/98   13.96%   61.41%     --    33.21%
   Class C....................   02/19/98   18.84%   68.28%     --    32.83%
   Class Y....................   01/02/97   20.52%   71.47%  35.99%   33.32%
   S&P 500 Index..............   01/02/97   -0.42%    7.24%  19.67%   23.05%
   S&P 400 Midcap Index.......   01/02/97    8.97%   16.98%  20.34%   21.36%
------------------------------------------------------------------------------
 Top five sectors (as of 06/30/00)
   Communications by Phone, Television, Radio, Cable................     22.1%
   Business Services................................................     19.0%
   Electrical, Other Electrical Equipment, except Computers ........     18.8%
   Oil and Gas Extraction...........................................      8.4%
   Industrial, Commercial Machinery, Computers......................      6.4%
------------------------------------------------------------------------------
 Top ten holdings (as of 06/30/00)
   Gemstar International Group, Ltd.................................      4.3%
   VoiceStream Wireless Corp........................................      3.5%
   Symbol Technologies, Inc.........................................      3.1%
   EchoStar Communications Corp.....................................      3.1%
   NEXTLINK Communications, Inc.....................................      2.6%
   McLeodUSA, Inc...................................................      2.3%
   Portal Software, Inc.............................................      2.3%
   Morgan Stanley Group.............................................      2.2%
   Copper Mountain Networks, Inc....................................      2.1%
   Applied Micro Circuits Corp......................................      2.0%
 * Current net assets: $202,427,490
 * Increase in net assets YTD: $56,477,799
 * Percentage increase in net assets YTD: 38.7%
 * Beta: 1.05 (Class A shares)(4)

-------------------------------------------------------------------------------
(3) Past performance is no guarantee of future results. Your investment return and principal will fluctuate and your shares may be worth more or less than their original cost. Total return is provided in accordance with SEC guidelines for comparative purposes and reflects certain contractual expense reimbursements through April 30, 2001. If the expense reimbursements were not in place, the fund's return would have been lower. Total return is shown with the applicable sales load or contingent-deferred sales charge.

    The maximum sales load for the Conseco Equity Fund is 5.75%. The S&P 400 Midcap Index is an unmanaged index considered to be representative of the midcap stock arena in general. The S&P 500 Index is an unmanaged index considered to be representative of the U.S. stock market in general.

(4) Beta measures the fund's volatility compared to the S&P 400.

Conseco Equity Fund
-------------------------------------------------------------------------------
Schedule of Investments (unaudited)
June 30, 2000

     SHARES OR
 PRINCIPAL AMOUNT                                                    VALUE
---------------------                                            ------------
COMMON STOCKS (94.4%)
Amusement and Recreation Services (0.5%)
     23,870   International Speedway Corp........................$    987,621
                                                                  -----------
Business Services (19.0%)
     64,520   Acxiom Corp. (a)...................................   1,758,170
     21,020   Concord EFS, Inc. (a)..............................     546,520
     31,620   E.piphany, Inc. (a)................................   3,331,860
     62,450   Intuit, Inc. (a)...................................   2,583,869
     85,080   Lamar Advertising Co. (a)..........................   3,685,027
     49,130   NOVA Corp. (a).....................................   1,372,569
     29,570   Optimal Robotics Corp. (a).........................   1,134,749
     71,330   Portal Software, Inc. (a)..........................   4,556,204
     19,380   Siebel Systems, Inc. (a)...........................   3,169,841
     30,303   SmartServ Online, Inc. (a).........................   2,138,255
     29,920   Software.com, Inc. (a).............................   3,885,860
     25,290   SunGard Data Systems, Inc. (a).....................     783,990
      9,730   TIBCO Software, Inc. (a)...........................   1,043,390
      8,700   VeriSign, Inc. (a).................................   1,535,550
     27,412   VERITAS Software Corp..............................   3,097,984
     43,170   Vignette Corp. (a).................................   2,245,515
     25,230   Vitria Technology, Inc. (a)........................   1,542,184
                                                                  -----------
                                                                   38,411,537
                                                                  -----------
Chemicals and Allied Products (2.7%)
     36,830   Alkermes, Inc. (a).................................   1,735,614
     16,880   ALZA Corp. (a).....................................     998,030
     43,250   Biogen, Inc. (a)...................................   2,789,625
                                                                  -----------
                                                                    5,523,269
                                                                  -----------
Communications by Phone, Television, Radio, Cable (22.1%)
     62,560   AT&T Canada, Inc. - Class B (a)....................   2,076,209
     48,140   ALLTEL Corp........................................   2,981,671
     94,550   Crown Castle International Corp. (a)...............   3,451,075
     51,800   Digex, Inc. (a)....................................   3,519,162
    188,730   EchoStar Communications Corp. - Class A (a)........   6,249,774
    220,730   McLeodUSA, Inc. - Class A (a)......................   4,566,352

Communications by Phone, Television, Radio, Cable (continued)
     74,160   Metromedia Fiber Network, Inc. - Class A (a).......  $2,943,225
     60,200   Network Plus Corp. (a).............................     854,465
    136,410   NEXTLINK Communications, Inc. (a)..................   5,170,946
     56,135   Research in Motion, Ltd. (a).......................   2,540,109
     80,870   TeleCorp PCS, Inc. (a).............................   3,260,071
     60,620   VoiceStream Wireless Corp. (a).....................   7,047,424
                                                                  -----------
                                                                   44,660,483
                                                                  -----------
Depository Institutions (2.1%)
     48,210   North Fork Bancorporation, Inc.....................     729,176
     39,540   PNC Financial Services Group, Inc..................   1,853,438
     61,220   Washington Mutual, Inc.............................   1,767,728
                                                                  -----------
                                                                    4,350,342
                                                                  -----------
Electric, Gas, Water, Cogeneration, Sanitary Services (1.4%)
     55,600   El Paso Energy Corp................................   2,832,125
                                                                  -----------
Electrical, Other Electrical Equipment, except Computers (18.8%)
     41,740   Applied Micro Circuits Corp. (a)...................   4,121,825
     80,500   Atmel Corp. (a)....................................   2,984,468
     12,990   Celestica, Inc. (a)................................     644,629
     47,920   Copper Mountain Networks, Inc. (a).................   4,222,950
     39,430   CTS Corp...........................................   1,774,350
     22,300   Eaton Corp.........................................   1,494,100
     14,040   Flextronics International, Ltd. (a)................     964,373
    141,940   Gemstar International Group, Ltd. (a)..............   8,722,657
     65,140   Integrated Device Technology, Inc. (a).............   3,900,257
     41,370   Jabil Circuit, Inc. (a)............................   2,052,986
     22,480   QLogic Corp. (a)...................................   1,485,085
     36,320   RF Micro Devices, Inc. (a).........................   3,182,540
     31,540   TranSwitch Corp. (a)...............................   2,433,553
                                                                  -----------
                                                                   37,983,773
                                                                  -----------
Engineering, Accounting, Research, Management Services (0.9%)
     26,960   PerkinElmer, Inc...................................   1,782,730
                                                                  -----------

  The accompanying notes are an integral part of these financial statements.

                                                             CONSECO FUND GROUP
-------------------------------------------------------------------------------
                                                           2000 Mid-Year Report
Schedule of Investments (unaudited)
June 30, 2000

     SHARES OR
 PRINCIPAL AMOUNT                                                      VALUE
---------------------                                              -----------
Fabricated Metal Products, except Machinery
     and Transportation Equipment (1.3%)
     53,710   Danaher Corp.......................................   $2,655,288
                                                                   -----------
Health Services (0.4%)
     46,320   Community Health System, Inc. (a)..................      749,805
                                                                   -----------
Home Furniture and Equipment Stores (0.4%)
     15,740   RadioShack Corp....................................      745,683
                                                                   -----------
Industrial, Commercial Machinery, Computers (6.4%)
     39,160   Cooper Cameron Corp. (a)...........................    2,584,560
     32,990   Novellus Systems, Inc. (a).........................    1,865,997
    117,990   Symbol Technologies, Inc...........................    6,371,460
     55,180   Weatherford International, Inc. (a)................    2,201,538
                                                                   -----------
                                                                    13,023,555
                                                                   -----------
Insurance Carriers (2.5%)
     16,210   Ambac Financial Group, Inc.........................      888,511
     36,870   Jefferson Pilot Corp...............................    2,080,850
     55,750   Lincoln National Corp..............................    2,028,575
                                                                   -----------
                                                                     4,997,936
                                                                   -----------
Measuring Instruments, Photo Goods, Watches (1.9%)
     15,800   Credence Systems Corp. (a).........................      871,962
     14,380   PE Corp. - PE Biosystems Group.....................      947,283
     51,890   SCI Systems, Inc. (a)..............................    2,033,439
                                                                   -----------
                                                                     3,852,684
                                                                   -----------
Miscellaneous Retail (0.6%)
     50,270   ValueVision International, Inc. (a)................    1,206,480
                                                                   -----------
Motion Pictures (1.3%)
     40,620   Macrovision Corp. (a)..............................    2,595,621
                                                                   -----------
Non-Depository Credit Institutions (0.3%)
      6,350   Providian Financial Corp...........................      571,500
                                                                   -----------
Oil and Gas Extraction (8.4%)
     81,851   ENSCO International, Inc...........................  $ 2,931,289
     83,520   Helmerich & Payne, Inc.............................    3,090,867
     85,260   Nabors Industries, Inc. (a)........................    3,543,619
    110,205   R&B Falcon Corp. (a)...............................    2,596,705
     78,010   Rowan Companies, Inc. (a)..........................    2,369,554
     73,460   Santa Fe International Corp........................    2,564,216
                                                                  ------------
                                                                    17,096,250
                                                                  ------------
Petroleum Refining and Related Products (1.1%)
     69,940   Valero Energy Corp.................................    2,220,595
                                                                  ------------
Real Estate Operators, Agents, Managers (1.3%)
     84,710   Starwood Hotels & Resorts Worldwide, Inc...........    2,758,369
                                                                  ------------
Security and Commodity Brokers (1.0%)
     69,360   Franklin Resources, Inc............................    2,106,810
                                                                  ------------
              Total common stock (cost $185,598,649).............  191,112,456
                                                                  ------------
SHORT-TERM INVESTMENTS (6.2%)
  4,000,000   General Electric Capital, 6.800%, due
                 07/03/2000......................................    3,998,489
  4,000,000   Koch Industries, 6.890%, due 07/03/2000............    3,998,469
  4,500,000   Morgan Stanley Group, 6.850%, due 07/03/2000.......    4,498,288
                                                                  ------------
              Total short-term investments (cost $12,495,246)....   12,495,246
                                                                  ------------
Total investments (cost $198,093,895) (100.6%)...................  203,607,702
                                                                  ------------
Other assets, less liabilities (-0.6%)...........................   (1,180,212)
                                                                  ------------
Total net assets (100.0%)........................................ $202,427,490
                                                                  ============
---------------
(a) Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

Conseco Balanced Fund
------------------------------------------------------------------------------
Portfolio Managers' Review


   The fund achieved a one-year total return of 28.90% beating the 16.98% return of the S&P 400 Midcap Index and the 4.57% return of the Lehman Brothers Aggregate Index.

   The fund's year-to-date return of 6.74% and average-annual, three-year performance of 19.54%, which includes both stocks and bonds, narrowly missed outperforming the all-equity S&P 400. The Midcap Index returned 8.97% year-to-date and 20.34% for its average-annual, three-year return. However, the fund decidedly beat the all-bond Lehman Brothers Index, which earned a 3.99% year-to-date return and a 6.04% average-annual total return over the past three years. (Fund returns reflect Class A share performance with sales load.)

   Excellent ranking scores prove the fund's success. It beat most of its peer group, ranking 6 out of 231 funds for one-year returns and 5 out of 171 funds for its three-year returns in the Lipper Flexible Portfolio category.(1)

   In addition, the Conseco Balanced Fund continued its excellent track record by maintaining a four-star Morningstar rating (out of a possible five stars), placing it in the top 32.5% of its peer group.(2) Both Lipper Analytical Services and Morningstar rankings are based on performance without the sales load included.

Fixed income navigates volatile market waters

   The bond markets experienced volatility similar to the harrowing times of Fall 1998, but for different reasons. The Fed continued to pull money out of the system and forced interest rates higher in an effort to slow the economy and head-off a spurt in inflation. Spreads across all sectors widened. Event risk -- the risk that an issuer may become impaired or downgraded due to an acquisition, merger, stock buy-back or other change to its balance sheet -- also increased.

   Toward the end of the second quarter, the fixed-income market reached a critical inflection point in investor sentiment. Economic data, both in the manufacturing and consumer sectors, suggested that a modest slow down was underway. As the market surmised, the Fed moved to the sideline and bonds rallied sharply, leaving a constructive landscape for the second half of the year.

Growth of $10,000

               Conseco Balanced Fund     Lehman Brothers            S&P 400
   DATE           (Class A Shares)     Aggregate Bond Index       Midcap Index
   ----        ---------------------   --------------------       ------------
   1/2/97             $9,425.00             $10,000.00             $10,000.00
  1/31/97             $9,556.95             $10,031.00             $10,375.00
  2/28/97             $9,434.43             $10,056.08             $10,289.93
  3/31/97             $9,123.40              $9,944.46              $9,851.57
  4/30/97             $9,123.40             $10,093.62             $10,106.73
  5/30/97             $9,720.26             $10,189.51             $10,990.06
  6/30/97            $10,051.85             $10,310.77             $11,298.88
  7/31/97            $10,623.51             $10,589.16             $12,417.47
  8/29/97            $10,709.26             $10,499.15             $12,402.57
  9/30/97            $11,447.67             $10,653.49             $13,115.71
 10/31/97            $11,083.64             $10,807.96             $12,545.18
 11/28/97            $11,112.38             $10,857.68             $12,730.85
 12/31/97            $11,045.33             $10,967.34             $13,224.81
  1/30/98            $11,261.50             $11,107.72             $12,973.54
  2/27/98            $11,920.31             $11,098.84             $14,047.74
  3/31/98            $12,508.09             $11,136.57             $14,681.30
  4/30/98            $12,570.73             $11,194.48             $14,949.96
  5/29/98            $12,153.10             $11,300.83             $14,277.22
  6/30/98            $12,450.66             $11,396.89             $14,367.16
  7/31/98            $11,968.16             $11,420.82             $13,809.72
  8/31/98            $10,677.99             $11,606.98             $11,239.73
  9/30/98            $10,992.66             $11,878.58             $12,289.52
 10/30/98            $11,172.18             $11,815.63             $13,388.20
 11/30/98            $11,710.72             $11,882.98             $14,056.27
 12/31/98            $12,420.34             $11,918.63             $15,754.27
  1/29/99            $12,335.34             $12,003.25             $15,141.43
  2/26/99            $11,952.85             $11,793.19             $14,348.02
  3/31/99            $12,360.84             $11,858.05             $14,748.33
  4/30/99            $12,670.66             $11,896.00             $15,911.97
  5/28/99            $12,553.14             $11,791.31             $15,980.39
  6/30/99            $13,321.82             $11,753.58             $16,836.94
  7/30/99            $13,343.27             $11,704.22             $16,478.32
  8/31/99            $13,364.73             $11,698.37             $15,913.11
  9/30/99            $13,443.56             $11,834.07             $15,421.39
 10/29/99            $13,960.62             $11,877.85             $16,207.89
 11/30/99            $14,714.67             $11,876.66             $17,058.80
 12/31/99            $16,076.69             $11,819.66             $18,072.09
  1/31/00            $16,052.89             $11,780.65             $17,562.46
  2/29/00            $18,932.66             $11,923.20             $18,791.83
  3/31/00            $18,607.08             $12,080.58             $20,364.71
  4/28/00            $17,484.44             $12,045.55             $19,651.94
  5/31/00            $16,720.09             $12,039.53             $19,406.29
  6/30/00            $18,220.00             $12,289.95             $19,691.57


The growth of $10,000 chart is a comparison of the change in value of a $10,000 investment with dividends and capital gains reinvested for the period from inception of the Class A shares through 06/30/00. Past performance is no guarantee of future results.


Equity capitalizes on undervalued securities in an up-and-down market

   Fueled by a series of interest-rate hikes from the Fed and extended valuations, the market took a healthy correction, taming some of the "irrational exuberance" that led to an 80% return for the Nasdaq during the prior four quarters. We took advantage of this opportunity to increase positions in some of our favorite growth stocks at low prices.

   Technology and telecommunications are still favored as the fastest-growing sectors of the economy. We also remain bullish on the energy sector to play to the strength in the global economy.

   Our top performer during the quarter was Integrated Device Technology, Inc. The company continued its migration toward networking and specialty


-------------------------------------------------------------------------------
(1) Reflects performance for the Class A shares for the period ending June 30, 2000. Lipper Analytical Services is an independent organization that compiles performance data on investment companies.

(2) Morningstar proprietary ratings reflect historical risk-adjusted performance. The ratings are subject to change every month. Morningstar ratings are calculated from a fund's 3-, 5- and 10-year average annual returns in excess of 90-day T-bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. The top 10% of the funds in a broad asset class receive five stars; the next 22.5% receive four stars; the next 35% receive three stars; the next 22.5% receive two stars; and the bottom 10% receive one star.

                                                             CONSECO FUND GROUP
Morningstar Ranking(2): * * * * (of 3,642 funds)           2000 Mid-Year Report
-------------------------------------------------------------------------------

chip products. With ample capacity, rising margins, new products, modest valuation and an accelerating sales-growth rate, the company is beginning to gain broader acceptance in the market and produce outsized returns for investors.

   On the flip side, telecommunications slowed the fund's performance. We attribute this sector weakness to overall equity market conditions. Nonetheless, we remain confident that the fund's investments will generate solid returns going forward.

What lies ahead

   The energy sector --including positions in oil drillers R&B Falcon Corp., Ensco International, Inc., Nabors Industries, Inc. and service company Cooper Cameron Corp. -- propelled the fund. Looking forward, rising oil and natural gas demand combined with constrained supply continues to bode well for this sector and these investments remain significant weightings in the portfolio.

   As we enter the second half of 2000, we expect volatility to persist. However, we are cautiously optimistic that the strong operating results from a broad array of companies will drive stocks higher. As always, we continue to rely on our bottom-up, total-return investment research. It is our in-depth understanding of the fundamentals of each company that allows us to be opportunistic in times of weakness and prudent when prices are high. We feel this is the best way to navigate the fund through a volatile market.

Gregory J. Hahn, CFA                        Thomas J. Pence, CFA
Senior Vice President, Portfolio Analytics  Senior Vice President
Chief Fixed Income Investment Officer       Chief Equity Investment Officer
Portfolio Manager                           Portfolio Manager
Conseco Capital Management, Inc.            Conseco Capital Management, Inc.


 Average annual total return(3) (as of 06/30/00)

                                 Inception Year-to-                    Since
                                   date      date    1 year  3 year  inception
                                 --------- --------  ------  ------  ---------
   Class A....................   01/02/97   6.74%    28.90%  19.54%    18.70%
   Class B....................   02/10/98   7.41%    29.37%     --     17.53%
   Class C....................   02/13/98  11.90%    34.85%     --     19.25%
   Class Y....................   01/02/97  13.59%    37.57%  22.55%    21.33%
   LBA Index..................   01/02/97   3.99%     4.57%   6.04%     6.07%
   S&P 400 Midcap Index.......   01/02/97   8.97%    16.98%  20.34%    21.36%
-----------------------------------------------------------------------------
 Top five sectors (as of 06/30/00)
   Electrical, Other Electrical Equipment, except Computers.........    14.9%
   Communications by Phone, Television, Radio, Cable................    14.5%
   Business Services................................................     9.3%
   Industrial, Commercial Machinery, Computers......................     6.5%
   Oil and Gas Extraction...........................................     6.4%
-----------------------------------------------------------------------------
 Top ten holdings (as of 06/30/00)
   U.S. Treasury Bond...............................................     3.0%
   General Electric Capital.........................................     2.7%
   Gemstar International Group, Ltd.................................     2.7%
   Morgan Stanley Group.............................................     2.6%
   Koch Industries..................................................     2.6%
   R & B Falcon Corp................................................     2.3%
   Integrated Device Technology, Inc................................     2.1%
   Nortel Networks Corp.............................................     2.1%
   VoiceStream Wireless Corp........................................     2.0%
   EchoStar Communications Corp.....................................     2.0%
 * Current net assets: $57,932,964
 * Increase in net assets YTD: $11,697,112
 * Percentage increase in net assets YTD: 25.3%
 * Beta: 1.19 (Class A shares)(4)


------------------------------------------------------------------------------
(3) Past performance is no guarantee of future results. Your investment return and principal will fluctuate and your shares may be worth more or less than their original cost. Total return is provided in accordance with SEC guidelines for comparative purposes and reflects certain contractual expense reimbursements through April 30, 2001. If the expense reimbursements were not in place, the fund's return would have been lower. Total return is shown with the applicable sales load or contingent-deferred sales charge. The maximum sales load for the Conseco Balanced Fund is 5.75%. The Lehman Brothers Aggregate Bond (LBA) Index is an unmanaged index considered to be representative of the bond market in general. The S&P 400 Midcap Index is an unmanaged index considered to be representative of the mid-cap stock arena in general.

(4) Beta measures the fund's volatility compared to a 50%/50% blend of the S&P 400 and the LBA Index.

Conseco Balanced Fund
------------------------------------------------------------------------------
Schedule of Investments (unaudited)
June 30, 2000

     SHARES OR
 PRINCIPAL AMOUNT                                                      VALUE
---------------------                                               ----------
COMMON STOCKS (58.7%)
Building Materials, Hardware, Garden-Retail (0.6%)
      7,000   The Home Depot, Inc................................    $ 349,562
                                                                    ----------
Business Services (9.3%)
      9,980   America Online, Inc. (a)...........................      526,445
      1,940   Computer Sciences Corp. (a)........................      144,894
      5,510   First Data Corp....................................      273,434
      5,060   Microsoft Corp. (a)................................      404,800
      3,470   Oracle Corp. (a)...................................      291,697
     11,870   Portal Software, Inc. (a)..........................      758,197
      2,450   Siebel Systems, Inc. (a)...........................      400,728
      4,540   Software.com, Inc. (a).............................      589,633
      1,960   VeriSign, Inc. (a).................................      345,940
      8,080   VERITAS Software Corp. (a).........................      908,269
      8,380   Vignette Corp. (a).................................      435,891
      4,610   Vitria Technology, Inc. (a)........................      281,786
                                                                    ----------
                                                                     5,361,714
                                                                    ----------
Chemicals and Allied Products (1.2%)
      3,160   ALZA Corp. (a).....................................      186,835
      7,930   Biogen, Inc. (a)...................................      511,485
                                                                    ----------
                                                                       698,320
                                                                    ----------
Communications by Phone, Television, Radio, Cable (12.0%)
      6,220   AT&T Wireless Group (a)............................      173,382
     11,920   ALLTEL Corp........................................      738,693
      8,380   Crown Castle International Corp. (a)...............      305,870
      6,110   Digex, Inc. (a)....................................      415,098
     34,790   EchoStar Communications Corp. - Class A (a)........    1,151,875
      3,500   Level 3 Communications, Inc. (a)...................      308,000
     29,070   McLeodUSA, Inc. - Class A (a)......................      601,386
     15,400   Metromedia Fiber Network, Inc. - Class A (a).......      611,187
     22,420   NEXTLINK Communications, Inc. (a)..................      850,559
      6,195   Research in Motion, Ltd. (a).......................      280,324

Communications by Phone, Television, Radio, Cable (continued)
     10,183   VoiceStream Wireless Corp. (a).....................   $1,184,251
      6,830   WorldCom, Inc. (a).................................      313,326
                                                                    ----------
                                                                     6,933,951
                                                                    ----------
Depository Institutions (2.7%)
      8,220   The Bank of New York Co., Inc......................      382,230
      5,780   The Chase Manhattan Corp...........................      266,241
      8,320   FleetBoston Financial Corp.........................      283,048
      6,020   PNC Financial Services Group, Inc..................      282,187
     11,290   Washington Mutual, Inc.............................      325,999
                                                                    ----------
                                                                     1,539,705
                                                                    ----------
Electric, Gas, Water, Cogeneration, Sanitary Services (0.7%)
      7,910   El Paso Energy Corp................................      402,916
                                                                    ----------
Electrical, Other Electrical Equipment, except Computers (14.9%)
      8,830   Applied Micro Circuits Corp. (a)...................      871,962
     12,280   Atmel Corp. (a)....................................      452,825
      4,730   Copper Mountain Networks, Inc. (a).................      416,831
      1,540   E-TEK Dynamics, Inc. (a)...........................      406,271
      3,900   Eaton Corp.........................................      261,300
      9,080   Emerson Electric Co................................      548,205
      2,600   Flextronics International, Ltd. (a)................      178,588
     25,870   Gemstar International Group, Ltd. (a)..............    1,589,792
     20,330   Integrated Device Technology, Inc. (a).............    1,217,259
      7,520   Jabil Circuit, Inc. (a)............................      373,180
     17,780   Nortel Networks Corp...............................    1,213,485
      6,380   RF Micro Devices, Inc. (a).........................      559,048
      5,710   Tellabs, Inc. (a)..................................      390,778
      2,080   Vitesse Semiconductor Corp. (a)....................      153,010
                                                                    ----------
                                                                     8,632,534
                                                                    ----------
Fabricated Metal Products, except Machinery
      and Transportation Equipment (0.7%)
      8,650   Danaher Corp.......................................      427,634
                                                                    ----------
  The accompanying notes are an integral part of these financial statements.

                                                             CONSECO FUND GROUP
                                                           2000 Mid-Year Report
-------------------------------------------------------------------------------
Schedule of Investments (unaudited)
June 30, 2000

     SHARES OR
 PRINCIPAL AMOUNT                                                      VALUE
---------------------                                               ----------
Food and Kindred Products (0.5%)
      5,540   The Coca-Cola Co...................................   $  317,584
                                                                    ----------
Industrial, Commercial Machinery, Computers (6.5%)
      2,320   Applied Materials, Inc. (a)........................      210,250
     14,160   Cisco Systems, Inc. (a)............................      895,674
      6,830   Cooper Cameron Corp. (a)...........................      450,780
      4,050   EMC Corp. (a)......................................      311,597
      7,810   Novellus Systems, Inc. (a).........................      441,753
     18,770   Symbol Technologies, Inc...........................    1,013,580
     10,950   Weatherford International, Inc. (a)................      443,092
                                                                    ----------
                                                                     3,766,726
                                                                    ----------
Insurance Carriers (0.3%)
      2,950   Jefferson Pilot Corp...............................      166,491
                                                                    ----------
Measuring Instruments, Photo Goods, Watches (0.9%)
      5,700   KLA Tencor Corp. (a)...............................      333,806
      2,690   PE Corp.-PE Biosystems Group.......................      177,204
                                                                    ----------
                                                                       511,010
                                                                    ----------
Motion Pictures (1.5%)
     36,440   AT&T Corp. - Liberty Media Group - Class A (a).....      883,670
                                                                    ----------
Non-Depository Credit Institutions (0.5%)
      4,470   Federal Home Loan Mortgage Corp....................      181,035
      1,190   Providian Financial Corp...........................      107,100
                                                                    ----------
                                                                       288,135
                                                                    ----------
Oil and Gas Extraction (4.1%)
      3,800   Enron Corp.........................................      245,100
     17,587   ENSCO International, Inc...........................      629,834
     15,590   Nabors Industries, Inc. (a)........................      647,959
     20,945   R&B Falcon Corp. (a)...............................      493,517
      7,190   Transocean Sedco Forex, Inc........................      384,216
                                                                    ----------
                                                                     2,400,626
                                                                    ----------
Petroleum Refining and Related Industries (0.8%)
      6,000   Exxon Mobil Corp...................................   $  471,090
                                                                    ----------
Real Estate Operators, Agents, Managers (0.5%)
      8,930   Starwood Hotels & Resorts Worldwide, Inc...........      290,783
                                                                    ----------
Security and Commodity Brokers (0.2%)
      3,720   Franklin Resources, Inc............................      112,995
                                                                    ----------
Transportation Equipment (0.8%)
      5,390   General Motors Corp. - Class H (a).................      472,972
                                                                    ----------
              Total common stocks (cost $31,164,957).............   34,028,418
                                                                    ----------
PREFERRED STOCKS (4.4%)
Communications by Phone, Television, Radio, Cable (0.1%)
         20   IXC Communications, Inc., Series B, PIK (c),
                 12.500%.........................................       20,433
                                                                    ----------
Insurance Carriers (0.3%)
      8,000   Lincoln National Capital, TOPrS (c), 6.400%........      195,250
                                                                    ----------
Measuring Instruments, Photo Goods, Watches (0.7%)
      6,268   River Holding Corp., Series B, PIK (c), 11.500%....      377,653
                                                                    ----------
Non-Depository Credit Institutions (1.0%)
      6,000   Centaur Funding Corp., 9.080%,
                 (b) Cost - $637,948; Acquired - 01/14/1999
                 and 01/13/2000..................................      596,438
                                                                    ----------
Oil and Gas Extraction (2.3%)
      1,182   R&B Falcon Corp., PIK (c), 13.875%.................    1,338,177
                                                                    ----------
              Total preferred stock (cost $2,666,453)............    2,527,951
                                                                    ----------

 The accompanying notes are an integral part of these financial statements.2

Conseco Balanced Fund
------------------------------------------------------------------------------
Schedule of Investments (unaudited)
June 30, 2000

     SHARES OR
 PRINCIPAL AMOUNT                                                      VALUE
---------------------                                               ----------
PREFERRED STOCK -- CONVERTIBLE (1.3%)
Communications by Phone, Television, Radio, Cable (0.5%)
     12,000   Intermedia Communications, Inc., 7.000%,
                 (b) Cost - $300,000; Acquired - 10/24/1997......   $  309,000
                                                                    ----------
Electric, Gas, Water, Cogeneration, Sanitary Services (0.8%)
      6,000   The AES Trust II, 5.500%, (b) Cost - $300,000;
                 Acquired - 10/24/1997...........................      486,750
                                                                    ----------
              Total preferred stocks - convertible (cost $600,000)     795,750
                                                                    ----------
WARRANTS (0.0%)
Amusement and Recreation Services (0.0%)
        100   Park `N View, Inc. (a).............................           --
                                                                    ----------
Miscellaneous Manufacturing (0.0%)
        200   V2 Music Holdings (a)..............................           --
                                                                    ----------
              Total warrants (cost $-)...........................           --
                                                                    ----------
CORPORATE BONDS (22.0%)
Amusement and Recreation Services (0.3%)
    150,000   Mirage Resorts, Inc., 6.625%, due 02/01/2005.......      138,929
    100,000   Park `N View, Inc., Series B, 13.000%,
                 due 05/15/2008..................................       40,500
                                                                    ----------
                                                                       179,429
                                                                    ----------
Auto Repair and Parking (0.6%)
    400,000   Amerco-MTN, 7.470%, due 01/15/2027.................      347,152
                                                                    ----------
Chemicals and Allied Products (1.6%)
    350,000   Agrium, Inc., 7.700%, due 02/01/2017...............      303,180
    625,000   Lyondell Chemical Co., Series A, 9.625%,
                 due 05/01/2007..................................      617,188
                                                                    ----------
                                                                       920,368
                                                                    ----------
Communications by Phone, Television, Radio, Cable (1.9%)
    500,000   360Networks, Inc., 13.000%, due 05/01/2008,
                 (b) Cost - $488,080; Acquired - 04/20/2000......   $  502,500
     25,000   Bellsouth Capital Funding Corp., 7.875%,
                 due 02/15/2030..................................       24,951
    550,000   Crown Castle International Corp., 10.750%,
                 due 08/01/2011..................................      560,313
                                                                    ----------
                                                                     1,087,764
                                                                    ----------
Depository Institutions (2.3%)
    300,000   Centura Bank, 6.500%, due 03/15/2009...............      272,406
    150,000   Key Bank, National Association, 6.500%,
                 due 04/15/2008..................................      137,762
    335,000   Sovereign Bancorp, Inc., 10.250%, due 05/15/2004...      332,488
    650,000   Union Planters Bank, National Association,
                 6.500%, due 03/15/2008..........................      570,009
                                                                    ----------
                                                                     1,312,665
                                                                    ----------
Electric, Gas, Water, Cogeneration, Sanitary Services (3.6%)
    400,000   Commonwealth Edison Co., 8.375%,
                 due 02/15/2023..................................      394,683
    850,000   El Paso Natural Gas, 7.500%, due 11/15/2026........      789,943
    350,000   PSEG Energy Holdings, 9.125%, due 02/10/2004,
                 (b) Cost - $349,426; Acquired - 02/03/2000......      354,343
    400,000   Tennessee Gas Pipeline, 7.000%, due 10/15/2028.....      350,256
    200,000   Waste Management, Inc., 6.625%, due 07/15/2002.....      190,660
                                                                    ----------
                                                                     2,079,885
                                                                    ----------
General Merchandise Stores (0.2%)
    150,000   Shopko Stores, Inc., 6.500%, due 08/15/2003........      143,588
                                                                    ----------
Insurance Carriers (0.8%)
    550,000   MMI Capital Trust I, Series B, 7.625%, 12/15/2027..      475,104
                                                                    ----------
Lumber and Wood Products, except Furniture (0.9%)
    500,000   West Fraser Mill, 7.250%, due 09/15/2002,
                 (b) Cost - $499,920; Acquired - 01/06/1997......      493,698
                                                                    ----------

  The accompanying notes are an integral part of these financial statements.

                                                              CONSECO FUND GROUP
                                                            2000 Mid-Year Report
--------------------------------------------------------------------------------
Schedule of Investments (unaudited)
June 30, 2000


     SHARES OR
 PRINCIPAL AMOUNT                                                      VALUE
---------------------                                               ----------
Measuring Instruments, Photo Goods, Watches (1.4%)
    300,000   Raytheon Co., 8.200%, due 03/01/2006,
                 (b) Cost - $301,578; Acquired - 03/16/2000......   $  304,997
    500,000   Raytheon Co., 8.300%, due 03/01/2010,
                 (b) Cost - $499,310; Acquired - 03/02/2000......      510,570
                                                                    ----------
                                                                       815,567
                                                                    ----------
Miscellaneous Manufacturing (0.2%)
    110,000   V2 Music Holdings, 6.500%, due 06/30/2012..........      111,144
                                                                    ----------
Motion Pictures (2.2%)
    100,000   Liberty Media Corp., 8.500%, due 07/15/2029,
                 (b) Cost - $97,230; Acquired - 08/11/1999.......       94,687
    800,000   Liberty Media Corp., 8.250%, due 02/01/2030,
                 (b) Cost - $793,592; Acquired - 01/26/2000......      736,520
    450,000   Time Warner, Inc., 8.180%, due 08/15/2007..........      460,561
                                                                    ----------
                                                                     1,291,768
                                                                    ----------
Non-Depository Credit Institutions (0.2%)
    100,000   FMR Corp., 7.570%, due 06/15/2029,
                 (b) Cost - $100,000; Acquired - 06/17/1999......       95,045
                                                                    ----------
Petroleum Refining and Related Industries (1.8%)
    350,000   Pennzoil Co., 10.125%, due 11/15/2009..............      398,626
    625,000   Phillips Petroleum Co., 8.750%, due 05/25/2010.....      662,887
                                                                    ----------
                                                                     1,061,513
                                                                    ----------
Real Estate Investment Trusts (REITS) (0.4%)
    150,000   CarrAmerica Realty Corp., 6.625%,
                 due 03/01/2005..................................      139,402
    100,000   Corporate Property Investors, Inc., 9.000%,
                 due 03/15/2002, (b) Cost - $109,680;
                 Acquired - 03/17/1998...........................      100,925
                                                                    ----------
                                                                       240,327
                                                                    ----------
Real Estate Operators, Agents, Managers (1.4%)
    500,000   Pinnacle Holdings, Inc., STEP (c) 0.000%/10.000%,
                 due 03/15/2008.................................. $    347,500
    500,000   Regency Centers, L.P., 7.400%, due 04/01/2004......      480,135
                                                                    ----------
                                                                       827,635
                                                                    ----------
Tobacco Products (0.6%)
    350,000   R.J. Reynolds Tobacco Holdings, Inc., 7.375%,
                 due 05/15/2003..................................      326,391
                                                                    ----------
Transportation Equipment (1.6%)
    360,000   Lockheed Martin Corp., 8.200%,
                 due 12/01/2009..................................      364,011
    550,000   Northrop-Grumman Corp., 9.375%,
                 due 10/15/2024..................................      560,383
                                                                    ----------
                                                                       924,394
                                                                    ----------
              Total corporate bonds (cost $14,238,838)...........   12,733,437
                                                                    ----------
FOREIGN BONDS (1.0%)
    550,000   United Mexican States, 9.875%, due 02/01/2010......      570,625
                                                                    ----------
              Total foreign bonds (cost $586,025)................      570,625
                                                                    ----------
MUNICIPAL BONDS (0.9%)
    250,000   Capital Projects Finance Authority,
                 Florida Revenue, 8.000%, due 12/01/2001.........      246,563
    350,000   Mississippi Development Bank, Special Obligation,
                 Series 1998, 8.500%, due 12/01/2018.............      299,425
                                                                    ----------
              Total municipal bonds (cost $600,000)..............      545,988
                                                                    ----------

   The accompanying notes are an integral part of these financial statements.

Conseco Balanced Fund
------------------------------------------------------------------------------
Schedule of Investments (unaudited)
June 30, 2000

     SHARES OR
 PRINCIPAL AMOUNT                                                      VALUE
---------------------                                               ----------
COLLATERALIZED MORTGAGE OBLIGATIONS (0.5%)
    266,935   First Union National Bank Commercial Mortgage,
                 99-C4 A1, 7.184%, due 12/15/2031................  $   265,623
                                                                   -----------
              Total collateralized mortgage obligations
                 (cost $267,312).................................      265,623
                                                                   -----------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (5.8%)
     40,000   U.S. Treasury Bond, 5.250%, due 11/15/2028.........       35,413
  1,725,000   U.S. Treasury Bond, 6.125%, due 08/15/2029.........    1,743,868
    400,000   U.S. Treasury Note, 6.625%, due 05/15/2007.........      408,375
    540,000   U.S. Treasury Note, 6.500%, due 02/15/2010.........      558,562
    575,000   U.S. Treasury Note, 6.750%, due 05/15/2005.........      588,656
                                                                   -----------
              Total U.S. government and agency obligations
                 (cost $3,315,273)...............................    3,334,874
                                                                   -----------
SHORT-TERM INVESTMENTS (7.9%)
  1,600,000   General Electric Capital, 6.800%, due 07/03/2000...   $1,599,395
  1,500,000   Koch Industries, 6.890%, due 07/03/2000............    1,499,426
  1,500,000   Morgan Stanley Group, 6.850%, due 07/03/2000.......    1,499,429
                                                                   -----------
              Total short-term investments (cost $4,598,250).....    4,598,250
                                                                   -----------
Total investments (cost $58,037,108) (102.5%)....................   59,400,916
                                                                   -----------
Other assets, less liabilities (-2.5%)...........................   (1,467,952)
                                                                   -----------
Total net assets (100.0%)........................................  $57,932,964
                                                                   ===========
-------------------
(a) Non-income producing security.
(b) Restricted under Rule 144A of the Securities Act of 1933.
(c) PIK - Payment In Kind.
    STEP - Bonds where the coupon increases or steps up at a predetermined rate. TOPrS - Trust Originated Preferred Securities.


   The accompanying notes are an integral part of these financial statements.

                                    GRAPHIC

Conseco Convertible Securities Fund
-------------------------------------------------------------------------------
Portfolio Manager's Review

   The fund successfully produced a 6.42% year-to-date return trouncing the 0.75% return of the Merrill Lynch Broad Convertible Index. The fund's since-inception return of 31.67% (inception date: 09/28/98) also beat the index's 29.75% performance, while the fund's one-year results matched the index's 28.40% return. (Fund returns reflect Class A share performance with sales load.)

   The fund also placed in the top 30% of its peer group for the Lipper Convertible Securities category.(1)

Market insight

   The U.S. equity markets took a sharp drop at the beginning of the second quarter then partially rebounded during the month of June.

   Many of the highest-flying stocks from the beginning of the year were the worst hit. Combined with the market's drop during the last few weeks of March, the net effect was to reacquaint many complacent investors with the true meaning of the term risk.

   Investors in the fund enjoyed the 0.76 beta(3) -- a measurement of volatility that compares the fund to its index -- recording risk nearly 25% below the fund's benchmark, while soundly beating the benchmark's year-to-date performance. The diversification posture of the fund remains consistent, representing nearly every sector of the economy.

   The fund outpaced 70% of its peers and its benchmark due to the performance of the stocks underlying the individual convertible investments held.

   One of the best-performing names in the portfolio during the second quarter was ASM Lithography Holding, whose underlying stock was up 18.46%.

Looking ahead

   We will remain underweighted in the Internet sector due to valuation concerns applied to companies in that group. Even the recent "haircut" (some would call it a "scalping") applied to valuations in this sector was insufficient to generate long-term investment value.

Growth of $10,000

                 Conseco Convertible Securities Fund       Merrill Lynch
   DATE                   (Class A shares)             Convertible Bond Index
   ----          -----------------------------------   ----------------------
  9/28/98                     $9,425.00                      $10,000.00
  9/30/98                     $9,321.33                       $9,791.00
 10/30/98                     $9,472.13                      $10,025.00
 11/30/98                     $9,885.70                      $10,469.11
 12/31/98                    $10,465.75                      $11,085.74
  1/29/99                    $11,175.90                      $11,603.45
  2/26/99                    $10,783.08                      $11,189.20
  3/31/99                    $10,958.20                      $11,669.22
  4/30/99                    $11,480.16                      $12,180.33
  5/28/99                    $11,457.39                      $12,091.42
  6/30/99                    $12,212.07                      $12,554.52
  7/30/99                    $12,416.06                      $12,476.68
  8/31/99                    $12,429.21                      $12,396.83
  9/30/99                    $12,402.96                      $12,497.24
 10/29/99                    $12,901.21                      $12,950.89
 11/30/99                    $13,873.56                      $13,928.69
 12/31/99                    $14,664.92                      $16,001.27
  1/31/00                    $15,533.22                      $15,868.46
  2/29/00                    $17,418.05                      $17,479.11
  3/31/00                    $17,156.53                      $17,099.82
  4/28/00                    $16,109.01                      $16,020.82
  5/31/00                    $15,282.65                      $15,213.37
  6/30/00                    $16,559.00                      $16,120.09


The growth of $10,000 chart is a comparison of the change in value of a $10,000 investment with dividends and capital gains reinvested for the period from inception of the Class A shares through 06/30/00. Past performance is no guarantee of future results.


   Our investment strategy in this sector remains fixed. Ultimately, the Internet will revolutionize society and change the way we live. It's currently the fastest-growing sector of the convertible securities market.

   Therefore, we intend to invest primarily in companies that provide the facilitating software and hardware technology to Internet companies. We do not foresee directly investing in pure dot-com names unless they meet our stringent criteria, specifically strong fundamentals and appropriate evaluation that includes closely scrutinized earnings analysis.

   However, the recent market volatility does not change our outlook on the fund's positioning relative to the core names held in the portfolio. Names such as Nextel Communications, Inc. and Level 3 Communications, Inc., remain attractive long-term investments in spite of short-term market gyrations.

   Oil services is a new sector we have targeted for growth. As oil prices and long-term growth projections have risen, valuations in this sector have been driven substantially higher. The fund has benefited from this trend through names such as Transocean Offshore, Inc. and Pride International, Inc.

                                                             CONSECO FUND GROUP
                                                           2000 Mid-Year Report
-------------------------------------------------------------------------------

   The Conseco Convertible Securities Fund research team continues its forward-looking analysis. Rather than reacting to market and industry activity, we constantly strive to be one step ahead. To achieve this goal, we work in concert with the fixed-income and equity research functions to leverage their industry resources, investigative prowess and seasoned insight.

   As in the past, we steadfastly will employ CCM's total-team-investment management approach to due diligence as we research viable securities with attractive valuations. In so doing, we will adhere to the process that continues to serve the fund well.

Paul M. Kocoras                             Hirouye Teshome
Research Analyst                            Senior Securities Analyst
Co-Portfolio Manager                        Co-Portfolio Manager
Conseco Capital Management, Inc.            Conseco Capital Management, Inc.


-------------------------------------------------------------------------------
(1) Reflects performance for the Class A shares for the period ending June 30, 2000. The Conseco Convertible Securities Fund ranked 19 out of 64 funds. Lipper Analytical Services is an independent organization that compiles performance data on investment companies.

(2) Past performance is no guarantee of future results. Your investment return and principal will fluctuate and your shares may be worth more or less than their original cost. Total return is provided in accordance with SEC guidelines for comparative purposes and reflects certain contractual expense reimbursements through April 30, 2001. If the expense reimbursements were not in place, the fund's return would have been lower. Total return is shown with the applicable sales load or contingent-deferred sales charge. The maximum sales load for the Conseco Convertible Securities Fund is 5.75%. Our benchmark index, the Merrill Lynch Broad Convertible (MLBC)
    Index is an unmanaged index considered to be representative of the convertible securities market in general.

(3) Beta measures the fund's volatility compared to the MLBC Index.


 Average total return(2) (as of 06/30/00)

                                 Inception  Year-to-                   Since
                                   date       date    1 year  3 year  inception
                                 ---------  --------  ------  ------  ---------
   Class A ...................   09/28/98     6.42%   27.80%    --      31.67%
   Class B....................   09/28/98     6.96%   28.02%    --      31.56%
   Class C....................   09/28/98    11.51%   33.51%    --      34.64%
   Class Y....................   09/28/98    13.18%   36.25%    --      36.67%
   MLBC Index.................   09/28/98     0.75%   28.40%    --      29.75%
-------------------------------------------------------------------------------
 Top five sectors (as of 06/30/00)
   Communications by Phone, Television, Radio, Cable................     24.3%
   Electrical, Other Electrical Equipment, except Computers.........     21.7%
   Industrial, Commercial Machinery, Computers......................      8.0%
   Chemicals and Allied Products....................................      7.9%
   Paper and Allied Products........................................      7.8%
-------------------------------------------------------------------------------
 Top ten holdings (as of 06/30/00)
   Level One Communications, Inc....................................      7.9%
   APP Global Finance V, Ltd........................................      6.0%
   Nextel Communications, Inc.......................................      5.2%
   ASM Lithography..................................................      4.4%
   Antec Corp.......................................................      3.6%
   IDEC Pharmaceuticals.............................................      3.5%
   Level 3 Communications, Inc......................................      3.3%
   SCI Systems......................................................      3.2%
   Liberty Media Group..............................................      3.2%
   Hewlett Packard Co...............................................      3.1%

 * Current net assets: $91,500,685
 * Increase in net assets YTD: $20,420,062
 * Percentage increase in net assets YTD: 28.7%
 * Beta: 0.76 (Class A shares)(3)

Conseco Convertible Securities Fund
-------------------------------------------------------------------------------
Schedule of Investments (unaudited)
June 30, 2000

     SHARES OR
 PRINCIPAL AMOUNT                                                      VALUE
---------------------                                                --------
COMMON STOCKS (7.2%)
Business Services (1.1%)
     12,000   Microsoft Corp. (a)................................  $   960,000
                                                                   -----------
Communications by Phone, Television, Radio, Cable  (0.0%)
        383   MGC Communications, Inc. (a).......................       22,956
                                                                   -----------
Electrical, Other Electrical Equipment, except Computers (3.6%)
     78,800   Antec Corp. (a)....................................    3,275,125
                                                                   -----------
Industrial, Commercial Machinery, Computers (2.5%)
     36,000   Cisco Systems, Inc. (a)............................    2,288,250
                                                                   -----------
              Total common stocks (cost $2,934,940)..............    6,546,331
                                                                   -----------

PREFERRED STOCKS CONVERTIBLE (21.4%)
Chemicals and Allied Products (0.9%)
     23,450   WBK STRYPES Trust, STRYPES (c).....................      773,850
                                                                   -----------
Communications by Phone, Television, Radio, Cable (13.7%)
      5,000   Adelphia Communications Corp., Series D, 5.500%,
                 conv into ADLAC common stock....................      715,625
     30,000   MediaOne Group, Inc., 6.250%, PIES (c),
                 conv into VOD common stock......................    2,698,125
      4,000   Nextel Communications, Inc., 0.000%,
                 conv into NXTL common stock,
                 (b) Cost - $1,014,700; Acquired - 12/18/1998 (a)    4,772,000
     11,500   NEXTLINK Communications, Inc., 6.500%,
                 conv into NXLK common stock.....................    2,013,938
      5,300   Omnipoint Corp., 7.000%, conv into VSTR
                 common stock....................................      902,988
     15,000   Rhythms Net, 6.750%, conv into RTHM
                 common stock, (b) Cost - $1,500,000;
                 Acquired - 02/28/2000...........................      686,250
      4,000   TCI Pacific Communications, Inc., Series A,
                 5.000%, conv into T common stock................      740,500
                                                                   -----------
                                                                    12,529,426
                                                                   -----------
Depository Institutions (2.7%)
     50,000   Sovereign Capital Trust II, 7.500%, conv into
                 SVRN common stock...............................  $ 2,450,000
                                                                   -----------
Electric, Gas, Water, Cogeneration, Sanitary Services (0.6%)
     10,000   AES Trust Corp., 6.000%, conv into AES
                 common stock, (b) Cost - $500,000;
                 Acquired - 05/12/2000...........................      587,500
                                                                   -----------
Industrial, Commercial Machinery, Computers (0.9%)
     21,000   Coltec Capital Trust, 5.250%, conv into GR
                 common stock (a)................................      842,625
                                                                   -----------
Insurance Carriers (1.1%)
     13,500   Life Re Capital Trust II, 6.000%, conv into
                 SWCEY common stock..............................    1,039,500
                                                                   -----------
Miscellaneous Retail (0.8%)
     10,000   CVS Corp., 6.000%, conv into
                 CVS common stock................................      708,125
                                                                   -----------
Railroad Transportation (0.7%)
     15,000   Canadian National Railroad Co., 5.500%,
                 conv into CNI common stock......................      675,000
                                                                   -----------
           Total preferred stocks convertible (cost $16,600,109)    19,606,026
                                                                   -----------
CONVERTIBLE BONDS (57.4%)
Chemicals and Allied Products (7.0%)
  1,000,000   Elan International Financial, 0.000% (d),
                 due 12/14/2018, conv into ELN common stock,
                 (b) Cost - $551,612; Acquired - 12/09/1998......      730,000
  2,000,000   IDEC Pharmaceuticals, 0.000% (d),
                 due 02/16/2019, conv into IDPH common stock,
                 (b) Cost - $1,579,413; Acquired - 10/26/1999....    3,160,000

    The accompanying notes are an integral part of these financial statements.
28

                                                             CONSECO FUND GROUP
                                                           2000 Mid-Year Report
-------------------------------------------------------------------------------
Schedule of Investments (unaudited)
June 30, 2000

     SHARES OR
 PRINCIPAL AMOUNT                                                      VALUE
---------------------                                                --------
Chemicals and Allied Products (continued)
  1,500,000   Invitrogen Corp., 5.500%, due 03/01/2007,
                 conv into IVGN common stock,
                 (b) Cost - $1,500,000; Acquired - 02/25/2000....  $ 1,567,500
  1,000,000   Roche Holdings, Inc., 0.000% (d), due 01/19/2015,
                 conv into DNA common stock,
                 (b) Cost - $672,085; Acquired - 01/13/2000......      902,500
                                                                   -----------
                                                                     6,360,000
                                                                   -----------
Communications by Phone, Television, Radio, Cable (9.6%)
  1,000,000   Allied Riser, 7.500%, due 06/15/2007, conv into
                 ARCC common stock, (b) Cost - $1,000,000;
                 Acquired - 06/23/2000...........................    1,006,250
  2,000,000   Global Telesystems, Inc., 5.750%, due 07/01/2010,
                 conv into GTSG common stock.....................    1,150,000
  1,000,000   ITC Deltacom, Inc., 4.500%, due 05/15/2006,
                 conv into ITCD common stock,
                 (b) Cost - $1,000,000; Acquired - 05/06/1999....    1,011,250
  2,000,000   Level 3 Communications, Inc., 6.000%,
                 due 09/15/2009, conv into LVLT common stock.....    2,977,500
  1,000,000   Nextel Communications, Inc., 4.750%,
                 due 07/01/2007, conv into NXTL common stock.....    2,642,500
                                                                   -----------
                                                                     8,787,500
                                                                   -----------
Durable Goods Wholesale (1.2%)
  3,000,000   Ingram Micro, Inc., 0.000% (d), due 06/09/2018,
                 conv into IM common stock.......................    1,125,000
                                                                   -----------
Electrical, Other Electrical Equipment, except Computers (18.1%)
  3,000,000   ASM Lithography, 4.250%, due 11/30/2004,
                 conv into ASML common stock,
                 (b) Cost - $3,354,925; Acquired - 11/19/1999,
                 05/12/2000, 05/16/2000 and 05/19/2000...........    4,012,500
  1,500,000   Cypress Semiconductor, 4.000%, due 02/01/2005,
                 conv into CY common stock.......................    1,726,875
  1,000,000   Juniper Networks, 4.750%, due 03/15/2007,
                 conv into JNPR common stock.....................    1,093,750

Electrical, Other Electrical Equipment, except Computers (continued)
  1,700,000   Level One Communications, Inc., 4.000%,
                 due 09/01/2004, conv into LEVL
                 common stock....................................  $ 7,203,750
  1,500,000   Stmicroelectronics NV, 0.000% (d),
                 due 09/22/2009, conv into STM common stock......    2,546,250
                                                                   -----------
                                                                    16,583,125
                                                                   -----------
Engineering, Accounting, Research, Management Services (0.2%)
    250,000   Affymetrix, Inc., 4.750%, due 02/15/2007,
                 conv into AFFX common stock,
                 (b) Cost - $250,000; Acquired - 02/08/2000......      192,187
                                                                   -----------
General Merchandise Stores (1.4%)
  1,500,000   Costco Companies, Inc., 0.000% (d),
                 due 08/19/2017, conv into
                 COST common stock...............................    1,243,125
                                                                   -----------
Health Services (1.6%)
    500,000      Human Genome Sciences, Inc., 5.000%,
                 due 02/01/2007, conv into HGSI common stock,
                 (b) Cost - $525,000; Acquired - 01/27/2000......      660,625
  1,000,000   Human Genome Sciences, Inc., 3.750%,
                 due 03/15/2007, conv into HGSI common stock,
                 (b) Cost - $1,000,000; Acquired - 03/07/2000....      827,500
                                                                   -----------
                                                                     1,488,125
                                                                   -----------
Industrial, Commercial Machinery, Computers (4.6%)
  3,000,000   Hewlett Packard Co., 0.000% (d), due 10/14/2017,
                 conv into HWP common stock......................    2,835,000
  2,000,000   Solectron Corp., 0.000% (d), due 01/27/2019,
                 conv into SLR common stock......................    1,357,500
                                                                   -----------
                                                                     4,192,500
                                                                   -----------
  The accompanying notes are an integral part of these financial statements.

Conseco Convertible Securities Fund
-------------------------------------------------------------------------------
Schedule of Investments (unaudited)
June 30, 2000

     SHARES OR
 PRINCIPAL AMOUNT                                                      VALUE
---------------------                                                --------
Insurance Carriers (1.8%)
  2,388,000   Wellpoint Health Networks, Inc., 0.000% (d),
                 due 07/02/2019, conv into WLP common stock......  $ 1,665,630
                                                                   -----------
Measuring Instruments, Photo Goods, Watches (3.2%)
  3,000,000   SCI Systems, 3.000%, due 03/15/2007,
                 conv into SCI common stock......................    2,958,750
                                                                   -----------
Motion Pictures (3.2%)
  2,000,000   Liberty Media Group, 4.000%, due 11/15/2029,
                 conv into PCS common stock,
                 (b) Cost - $2,000,000; Acquired - 11/10/1999....    2,890,000
                                                                   -----------
Paper and Allied Products (1.8%)
  1,350,000   APP Global Finance V, Ltd., 2.000%,
                 due 07/25/2000, conv into PAP common stock,
                 (b) Cost - $1,644,209; Acquired - 11/25/1998,
                 04/29/1999 and 06/04/1999.......................    1,644,209
                                                                   -----------
Oil and Gas Extraction (3.7%)
  2,000,000   Pride International, Inc., 0.000% (d),
                 due 04/24/2018, conv into PDE common stock......      817,500
  4,200,000   Transocean Offshore, Inc., 0.000% (d),
                 due 05/24/2020, conv into RIG common stock......    2,520,000
                                                                   -----------
                                                                     3,337,500
                                                                   -----------

              Total convertible bonds (cost $44,394,017).........   52,467,651
                                                                   -----------
CORPORATE BONDS (7.0%)
Communications by Phone, Television, Radio, Cable (1.0%)
  1,000,000   Worldwide Fiber, Inc., 12.000%, due 08/01/2009,
                 (b) Cost - $1,000,000; Acquired - 07/23/1999....  $   950,000
                                                                   -----------
Paper and Allied Products (6.0%)
  4,500,000   APP Global Finance V, Ltd., 2.000%,
                 due 07/25/2000..................................    5,478,819
                                                                   -----------
              Total corporate bonds (cost $6,478,819)............    6,428,819
                                                                   -----------

SHORT-TERM INVESTMENTS (1.6%)
  1,500,000   Morgan Stanley Group, 6.850%,
                 due 07/03/2000..................................    1,499,429
                                                                   -----------
              Total short-term investments (cost $1,499,429).....    1,499,429
                                                                   -----------

Total investments (cost $71,907,314) (94.6%).....................   86,548,256
                                                                   -----------
Other assets, less liabilities (5.4%)............................    4,952,429
                                                                   -----------
Total net assets (100.0%)........................................  $91,500,685
                                                                   ===========

-------------------
(a) Non-income producing security.
(b) Restricted under Rule 144A of the Securities Act of 1933.
(c) PIES -Premium Income Exchangeable Securities.
    STRYPES - Structured Yield Product Exchangeable for Stock.
(d) Zero Coupon - Bonds that make no interest payments.

    The accompanying notes are an integral part of these financial statements.
30

                                  [GRAPHIC]

Conseco High Yield Fund
-------------------------------------------------------------------------------
Portfolio Manager's Review

Running the high-yield marathon

   In our 1999 Annual Report to Shareholders, we compared investing in high-yield to running a marathon -- it required discipline, consistency and patience.

   These principles continue to be true as we maintain our commitment to a disciplined, research-driven investment process that historically has led to higher returns than those of many of the fund's peers.

   The fund beat the Merrill Lynch High Yield Index with an average-annual total return of 2.43% compared to the index's 1.60% since inception (inception date:
01/01/98).

   However, the index earned a year-to-date return of -1.19% and a one-year return of -1.37% while the fund returned -8.60% and -5.20%, respectively. (All fund returns reflect Class A share performance with sales load.)

   A combination of several credits experiencing financial and operational difficulties, as well as the fund's exposure to convertible securities in the telecommunications and technology industries, resulted in lower returns than historically have been posted.

   Nonetheless, the fund fared better than more than half of its peers, ranking 143 of 351 funds in the Lipper High Current Yields category.(1) Lipper rankings are based on performance without the sales load included.

Facing strong head winds

   The high-yield market continues to experience one of the most difficult periods in its history. The combination of mutual fund outflows, increased defaults, and rising interest rates has produced a difficult head wind to overcome.

   Adding to the general weakness of the high-yield market, liquidity has proven to be a problem. For the last six months, $5.95 billion has poured out of high-yield mutual funds. This follows 1999 where the high-yield market in general saw net redemptions.

   The decline in new high-yield issues has mitigated weak asset flows. Through the first six months of 2000, only about $30 billion of new issues have been written -- down from more than $60 billion during the same period in 1999.

Growth of $10,000

                         Conseco High Yield Fund            Merrill Lynch
   DATE                     (Class A Shares)             High Yield Bond Index
   ----                  -----------------------         ---------------------
 12/31/97                       $9,425.00                     $10,000.00
  1/30/98                       $9,686.54                     $10,149.00
  2/27/98                       $9,918.30                     $10,190.61
  3/31/98                      $10,194.76                     $10,278.25
  4/30/98                      $10,309.31                     $10,326.56
  5/29/98                      $10,338.05                     $10,398.84
  6/30/98                      $10,458.15                     $10,450.84
  7/31/98                      $10,559.64                     $10,510.41
  8/31/98                       $9,844.97                     $10,056.36
  9/30/98                       $9,876.80                     $10,076.47
 10/30/98                       $9,479.66                      $9,911.22
 11/30/98                       $9,971.53                     $10,362.18
 12/31/98                      $10,043.14                     $10,365.29
  1/29/99                      $10,348.75                     $10,467.90
  2/26/99                      $10,436.36                     $10,388.35
  3/31/99                      $10,546.83                     $10,477.69
  4/30/99                      $10,819.57                     $10,641.14
  5/28/99                      $10,568.70                     $10,567.71
  6/30/99                      $10,557.88                     $10,547.64
  7/30/99                      $10,652.12                     $10,563.46
  8/31/99                      $10,507.98                     $10,456.77
  9/30/99                      $10,504.79                     $10,417.03
 10/29/99                      $10,587.65                     $10,356.61
 11/30/99                      $10,835.56                     $10,474.68
 12/31/99                      $10,950.00                     $10,529.15
  1/31/00                      $10,894.59                     $10,476.50
  2/29/00                      $11,062.20                     $10,485.93
  3/31/00                      $10,893.71                     $10,339.13
  4/28/00                      $10,607.28                     $10,343.26
  5/31/00                      $10,220.15                     $10,229.48
  6/30/00                      $10,618.05                     $10,404.41


The growth of $10,000 chart is a comparison of the change in value of a $10,000 investment with dividends and capital gains reinvested for the period from inception of the Class A shares through 06/30/00. Past performance is no guarantee of future results.



   This first-half pace is on track to record the lowest level of new issues since 1995. We anticipate the decrease in new issues to bring high-yield supply and demand back into balance.

   High-yield bond defaults also drove down returns. According to Moody's, the trailing 12 months default rate was nearly 7%. Market default rates peaked in late 1999 at upwards of 8% and have gradually declined. The fund's default rate over the last 12 months was approximately 3%. Since the fund's inception, our default rate has remained well below the overall market and reflects the strength of our research capability.

Focusing on the road ahead

   Despite the difficult high-yield environment, we remain optimistic about the future. Looking forward to the next six months, we believe the high-yield market is poised to stabilize and improve.

------------------------------------------------------------------------------
(1) Reflects performance for the Class A shares for the period ending June 30, 2000. Lipper Analytical Services is an independent organization that compiles performance data on investment companies.

CONSECO FUND GROUP
2000 Mid-Year Report
------------------------------------------------------------------------------

   The Fed appears to be near the end of its tightening bias and the economy remains on firm ground. In addition, the high-yield market provides historically attractive levels on both an absolute yield basis and relative to treasuries.

   Although -- on average -- our default rates are lower than those of the market, default rates for the market in general will likely remain relatively high. Consequently, we will continue to rely on our superior, bottom-up research and intense credit analysis to uncover hidden values in a tough market.

Robert L. Cook, CFA                         Eric D. Todd, CFA
Vice President                              Vice President
Co-Portfolio Manager                        Co-Portfolio Manager
Conseco Capital Management, Inc.            Conseco Capital Management, Inc.

 Average annual total return(2) (as of 06/30/00)

                                 Inception  Year-to-                   Since
                                   date       date    1 year  3 year  inception
                                 ---------  --------  ------  ------  ---------
   Class A ...................   01/01/98    -8.60%   -5.20%    --       2.43%
   Class B ...................   02/19/98    -8.20%   -4.99%    --       0.33%
   Class C ...................   02/19/98    -4.22%   -0.87%    --       2.01%
   Class Y....................   03/02/98    -2.76%    1.09%    --       3.38%
   MLHY Index.................   01/01/98    -1.19%   -1.37%    --       1.60%
-------------------------------------------------------------------------------
 30-day SEC yield (as of 06/30/00)
   Class A..........................................................     7.32%
   Class B..........................................................     7.25%
   Class C..........................................................     7.24%
   Class Y..........................................................     8.24%
-------------------------------------------------------------------------------
 Top five sectors (as of 06/30/00)
   Cable and Other Pay Television Stations..........................    14.0%
   Communications by Phone, Television, Radio, Cable ...............    12.5%
   Oil and Gas Extraction...........................................     9.7%
   Electrical, Other Electrical Equipment, except Computers.........     8.4%
   Radiotelephone Communications....................................     8.3%
-------------------------------------------------------------------------------
 Top ten holdings (as of 06/30/00)
   Pinnacle Holdings, Inc...........................................     4.4%
   Juniper Networks.................................................     4.3%
   Dictaphone Corp..................................................     3.8%
   Nextel Communications, Inc.......................................     3.7%
   ICG Holdings, Inc................................................     3.5%
   R&B Falcon Corp..................................................     3.4%
   Koch Industries..................................................     2.8%
   Coaxial Communications of Central Ohio, Inc......................     2.6%
   Amkor Technologies, Inc..........................................     2.4%
   Sovereign Bancorp, Inc...........................................     2.4%

 * Current net assets: $126,557,482
 * Decrease in net assets YTD: $6,030,037
 * Percentage decrease in net assets YTD: 4.5%
 * Average effective duration: 3.10 years
 * Average maturity: 6.58 years

-------------------------------------------------------------------------------
(2) Past performance is no guarantee of future results. Your investment return and principal will fluctuate and your shares may be worth more or less than their original cost. Total return is provided in accordance with SEC guidelines for comparative purposes and reflects certain contractual expense reimbursements through April 30, 2001. If the expense reimbursements were not in place, the fund's return would have been lower. Total return is shown with the applicable sales load or contingent-deferred sales charge. The maximum sales load for the Conseco High Yield Fund is 5.75%. The
    Merrill Lynch High Yield (MLHY) Index is representative of the high-yield arena with the following restrictions: Issues must be in the form of publicly placed, nonconvertible, coupon-bearing U.S. domestic debt, and must carry a term to maturity of at least one year; par amounts outstanding must not be less than $10 million at the start and the close of the performance measurement period; and issues must be rated by Standard & Poor's or Moody's as less than investment grade (i.e., BBB or Baa) but not in default (i.e., DDD1 or less). The index excludes floating-rate debt, equipment trust certificates, and Title 11 securities.

Conseco High Yield Fund
-------------------------------------------------------------------------------
Schedule of Investments (unaudited)
June 30, 2000

     SHARES OR
 PRINCIPAL AMOUNT                                                      VALUE
---------------------                                                --------
COMMON STOCKS (1.3%)
Communications by Phone, Television, Radio, Cable (1.3%)
    125,829   WebLink Wireless, Inc. (a).........................  $ 1,667,234
                                                                   -----------
              Total common stock (cost $1,755,079)...............    1,667,234
                                                                   -----------
CORPORATE BONDS (70.4%)
Amusement and Recreation Services (2.0%)
  1,700,000   Mirage Resorts, Inc., 6.750%, due 02/01/2008.......    1,502,758
  2,450,000   Park 'N View, Inc., Series B, 13.000%,
                 due 05/15/2008..................................      992,250
                                                                   -----------
                                                                     2,495,008
                                                                   -----------
Apparel and Other Finished Products (0.3%)
    500,000   Kasper A.S.L., Ltd., 13.000%, due 03/31/2004.......      322,500
                                                                   -----------
Business Services (2.0%)
  1,450,000   Exodus Communications, Inc., 11.625%,
                 due 07/15/2010, (b) Cost - $1,450,000;
                 Acquired - 06/28/2000...........................    1,457,250
  1,400,000   Interpool, Inc., 7.200%, due 08/01/2007............    1,132,247
                                                                   -----------
                                                                     2,589,497
                                                                   -----------
Cable and Other Pay Television Stations (12.1%)
  1,400,000   Cable Satisfaction International, Inc., 12.750%,
                 due 03/01/2010..................................    1,368,500
  2,300,000   Charter Communications Holdings, LLC, 8.625%,
                 due 04/01/2009..................................    2,032,625
  2,000,000   Classic Cable, Inc., Series B, 9.375%,
                 due 08/01/2009..................................    1,755,000
  2,000,000   Classic Cable, Inc., 10.500%, due 03/01/2010.......    1,855,000
  3,400,000   Coaxial Communications of Central Ohio, Inc.,
                 10.000%, due 08/15/2006.........................    3,238,500
    650,000   CSC Holdings, Inc., 7.250%, due 07/15/2008.........      603,988
  1,300,000   CSC Holdings, Inc., 8.125%, due 07/15/2009.........    1,267,102
  1,500,000   CSC Holdings, Inc., 9.875%, due 02/15/2013.........    1,545,000

Cable and Other Pay Television Stations (continued)
  2,000,000   Northland Cable Television, Inc., 10.250%,
                 due 11/15/2007..................................  $ 1,670,000
                                                                   -----------
                                                                    15,335,715
                                                                   -----------
Chemicals and Allied Products (1.8%)
  1,155,000   Lyondell Chemical Co., Series A, 9.625%,
                 due 05/01/2007..................................    1,140,563
  1,175,000   Lyondell Chemical Co., 10.875%,
                 due 05/01/2009..................................    1,172,063
                                                                   -----------
                                                                     2,312,626
                                                                   -----------
Coal Mining (0.2%)
  1,000,000   Lodestar Holdings, Inc., 11.500%,
                 due 05/15/2005..................................      205,000
                                                                   -----------
Communications by Phone, Television, Radio, Cable (4.3%)
    850,000   Advanstar Communications, Inc., 9.250%,
                 due 05/01/2008..................................      820,250
    700,000   Antenna TV SA, 9.000%, due 08/01/2007..............      639,625
  1,250,000   Clearnet Communications, Inc., STEP (c)
                 0.000%/14.750%, due 12/15/2005..................    1,296,875
  4,400,000   Crown Castle International Corp., STEP (c)
                 0.000%/10.375%, due 05/15/2011..................    2,711,500
                                                                   -----------
                                                                     5,468,250
                                                                   -----------
Depository Institutions (2.3%)
  3,000,000   Sovereign Bancorp, Inc., 10.500%,
                 due 11/15/2006..................................    2,977,500
                                                                   -----------
Electric, Gas, Water, Cogeneration, Sanitary Services (0.0%)
    250,000   GNI Group, Inc., Series B, 10.875%,
                 due 07/15/2005..................................       31,250
                                                                   -----------

    The accompanying notes are an integral part of these financial statements.
34

                                                             CONSECO FUND GROUP
                                                           2000 Mid-Year Report
-------------------------------------------------------------------------------
Schedule of Investments (unaudited)
June 30, 2000

     SHARES OR
 PRINCIPAL AMOUNT                                                      VALUE
---------------------                                                --------
Electrical, Other Electrical Equipment, except Computers (3.0%)
  3,000,000   Amkor Technologies, Inc., 10.500%,
                 due 05/01/2009..................................  $ 3,018,750
    750,000   EchoStar DBS Corp., 9.375%, due 02/01/2009.........      723,750
                                                                   -----------
                                                                     3,742,500
                                                                   -----------
Health Services (0.8%)
    500,000   Tenet Healthcare Corp., 8.625%, due 12/01/2003.....      495,065
    500,000   Tenet Healthcare Corp., Series B, 7.625%,
                 due 06/01/2008..................................      460,625
                                                                   -----------
                                                                       955,690
                                                                   -----------
Insurance Carriers (2.0%)
  1,800,000   Oxford Health Plans, 11.000%, due 05/15/2005.......    1,872,000
  1,400,000   Reliance Group Holdings, 9.000%,
                 due 11/15/2000..................................      602,000
                                                                   -----------
                                                                     2,474,000
                                                                   -----------
Metal Mining (2.2%)
  2,800,000   Golden Northwest Aluminum, Inc., 12.000%,
                 due 12/15/2006..................................    2,814,000
                                                                   -----------
Miscellaneous Manufacturing Industries (0.9%)
  1,250,000   True Temper Sports, Inc., Series B, 10.875%,
                 due 12/01/2008..................................    1,195,313
                                                                   -----------
Non-Depository Credit Institutions (0.4%)
    500,000   Metris Companies, Inc., 10.125%,
                 due 07/15/2006..................................      477,500
                                                                   -----------
Office Machines (3.8%)
  4,750,000   Dictaphone Corp., 11.750%, due 08/01/2005..........    4,845,000
                                                                   -----------
Oil and Gas Extraction (6.3%)
     50,000   Cliffs Drilling Co., Series D, 10.250%,
                 due 05/15/2003..................................  $    50,375
  2,200,000   Grey Wolf, Inc., 8.875%, due 07/01/2007............    2,101,000
  1,300,000   Parker Drilling Co., Series D, 9.750%,
                 due 11/15/2006..................................    1,264,250
  2,000,000   Perez Companc SA, 9.000%, due 05/01/2006,
                 (b) Cost - $1,874,403; Acquired - 04/30/1999....    1,765,000
  2,000,000   Pride Petroleum Services, Inc., 9.375%,
                 due 05/01/2007..................................    2,005,000
    500,000   R&B Falcon Corp., Series B, 6.750%,
                 due 04/15/2005..................................      452,500
    400,000   Triton Energy, Ltd., 9.250%, due 04/15/2005........      398,000
                                                                   -----------
                                                                     8,036,125
                                                                   -----------
Paper and Allied Products (3.7%)
  2,650,000   Doman Industries, Ltd., 12.000%,
                 due 07/01/2004..................................    2,663,250
  2,500,000   Gaylord Container Corp., Series B, 9.750%,
                 due 06/15/2007..................................    1,987,500
                                                                   -----------
                                                                     4,650,750
                                                                   -----------
Phone Communications, except Radiotelephone (5.4%)
  5,250,000   ICG Holdings, Inc., STEP (c) 0.000%/12.500%,
                 due 05/01/2006..................................    4,370,625
  2,000,000   Qwest Communications International, Series B,
                 7.500%, due 11/01/2008..........................    1,944,102
    500,000   Time Warner Telecom, LLC, 9.750%,
                 due 07/15/2008..................................      486,250
                                                                   -----------
                                                                     6,800,977
                                                                   -----------
Primary Metal Industries (1.7%)
  2,050,000   NS Group, Inc., 13.500%, due 07/15/2003............    2,101,250
                                                                   -----------

  The accompanying notes are an integral part of these financial statements.

Conseco High Yield Fund
-------------------------------------------------------------------------------
Schedule of Investments (unaudited)
June 30, 2000

     SHARES OR
 PRINCIPAL AMOUNT                                                      VALUE
---------------------                                                --------
Radiotelephone Communications (6.3%)
  1,500,000   Arch Communications, Inc., 13.750%,
                 due 04/15/2008..................................  $ 1,215,000
  2,900,000   Focal Communications Corp., Series B,
                 STEP (c) 0.000%/12.125%, due 02/15/2008.........    1,972,000
  2,250,000   Microcell Telecommunications, Inc., Series B,
                 STEP (c) 0.000%/14.000%, due 06/01/2006.........    2,086,875
    750,000   Omnipoint Corp., Series A, 11.625%,
                 due 08/15/2006..................................      813,750
  2,500,000   USA Mobile Communications, Inc., 9.500%,
                 due 02/01/2004..................................    1,912,500
                                                                   -----------
                                                                     8,000,125
                                                                   -----------
Real Estate Investment Trusts (REITS) (1.2%)
    750,000   CRIIMI Mae, Inc., 9.125%, due 12/01/2002 (a).......      641,250
    900,000   HMH Properties, Inc., 8.450%, due 12/01/2008.......      838,125
                                                                   -----------
                                                                     1,479,375
                                                                   -----------
Real Estate Operators, Agents, Managers (4.9%)
    750,000   Felcor Suites, 7.625%, due 10/01/2007..............      652,760
  7,950,000   Pinnacle Holdings, Inc., STEP (c) 0.000%/10.000%,
                 due 03/15/2008..................................    5,525,250
                                                                   -----------
                                                                     6,178,010
                                                                   -----------
Telephone Communication (1.0%)
  1,400,000   Maxcom Telecommunications, 13.750%,
                 due 04/01/2007, (b) Cost - $1,400,000;
                 Acquired - 03/15/2000...........................    1,239,000
                                                                   -----------
Transit and Passenger Transportation (1.8%)
  4,000,000   Laidlaw, Inc., 7.650%, due 05/15/2006 (a)..........      980,000
  1,500,000   Tenneco Automotive, Inc., Series B, 11.625%,
                 due 10/15/2009..................................    1,342,500
                                                                   -----------
                                                                     2,322,500
                                                                   -----------
              Total corporate bonds (cost $95,141,929)...........   89,049,461
                                                                   -----------
CONVERTIBLE BONDS (10.8%)
Communications by Phone, Television, Radio, Cable (5.4%)
  1,500,000   Level 3 Communications, Inc., 6.000%,
                 due 09/15/2009, conv into LVLT common stock.....  $ 2,233,125
  1,750,000   Nextel Communications, Inc., 4.750%,
                 due 07/01/2007, conv into NXTL common stock.....    4,624,375
                                                                   -----------
                                                                     6,857,500
                                                                   -----------
Electrical, Other Electrical Equipment, except Computers (5.4%)
  5,000,000   Juniper Networks, 4.750%, due 03/15/2007,
                 conv into JNPR common stock.....................    5,468,750
    750,000   Lattice Semiconductor Corp., 4.750%,
                 due 11/01/2006, conv into LSCC common stock.....    1,350,000
                                                                   -----------
                                                                     6,818,750
                                                                   -----------
              Total convertible bonds (cost $13,341,696).........   13,676,250
                                                                   -----------
PREFERRED STOCK (9.0%)
Cable and Other Pay Television Stations (1.9%)
     22,319   CSC Holdings, Inc., PIK (c), 11.125%...............    2,351,900
                                                                   -----------
Communications by Phone, Television, Radio, Cable (1.5%)
     10,000   Adelphia Communications Corp., Series B,
                 13.000%.........................................    1,006,250
      1,600   Benedek Communications Corp., PIK (c), 11.500%.....      882,000
          9   IXC Communications, Inc., Series B,
                 PIK (c), 12.500%................................        9,250
          1   Nextel Communications, Inc., Series D,
                 PIK (c), 13.000%................................          146
                                                                   -----------
                                                                     1,897,646
                                                                   -----------
Measuring Instruments, Photo Goods, Watches (0.2%)
      3,760   River Holding Corp., Series B, PIK (c), 11.500%....      226,592
                                                                   -----------
Oil and Gas Extraction (3.4%)
      3,824   R&B Falcon Corp., PIK (c), 13.875%.................    4,330,970
                                                                   -----------

   The accompanying notes are an integral part of these financial statements.
36

                                                             CONSECO FUND GROUP
                                                           2000 Mid-Year Report
-------------------------------------------------------------------------------
Schedule of Investments (unaudited)
June 30, 2000

     SHARES OR
 PRINCIPAL AMOUNT                                                      VALUE
---------------------                                                --------
Radiotelephone Communications (2.0%)
      2,660   Rural Cellular Corp., Series B, PIK (c), 11.375%...  $ 2,507,050
                                                                   -----------
Textile Mill Products (0.0%)
      5,195   Anvil Holdings, Series B, 13.000%..................       34,417
                                                                   -----------
              Total preferred stock (cost $11,771,796)...........   11,348,575
                                                                   -----------
PREFERRED STOCKS -- CONVERTIBLE (1.4%)
Phone Communication, except Radiotelephone (1.4%)
     10,000   NEXTLINK Communications, Inc., 6.500%,
                 conv into NXLK common stock.....................    1,751,250
                                                                   -----------
             Total preferred stocks - convertible (cost $2,471,800)  1,751,250
                                                                   -----------
WARRANTS (0.0%)
Amusement and Recreation Services (0.0%)
      2,450   Park 'N View, Inc. (a).............................            2
                                                                   -----------
Cable and Other Pay Television Stations (0.0%)
      1,400   Cable Satisfaction International, Inc. (a).........       38,850
                                                                   -----------
              Total warrants (cost $51,114)......................       38,852
                                                                   -----------

SHORT-TERM INVESTMENTS (5.4%)
  1,700,000   General Electric Capital, 6.800%,
                 due 07/03/2000...............................    $  1,699,358
  3,500,000   Koch Industries, 6.890%, due 07/03/2000.........       3,498,660
  1,700,000   Morgan Stanley Group, 6.850%,
                 due 07/03/2000...............................       1,699,353
                                                                  ------------
              Total short-term investments (cost $6,897,371)..       6,897,371
                                                                  ------------

Total investments (cost $131,430,785) (98.3%).................     124,428,993
                                                                  ------------
Other assets, less liabilities (1.7%).........................       2,128,489
                                                                  ------------
Total net assets (100.0%).....................................    $126,557,482
                                                                  ============

--------------------
(a) Non-income producing security.
(b) Restricted under Rule 144A of the Securities Act of 1933.
(c) PIK - Payment In Kind.
    STEP - Bonds where the coupon increases or steps up at a predetermined rate.

  The accompanying notes are an integral part of these financial statements.

Conseco Fixed Income Fund
-------------------------------------------------------------------------------
Portfolio Manager's Review

   The bond markets experienced volatility unseen since the global liquidity crisis of August 1998. Consequently, the fund produced a three-year, average-annual return of 3.52%, a one-year return of -0.78% and a year-to-date return of -1.60% compared to the Lehman Brothers Aggregate (LBA) Index of 6.04%, 4.57% and 3.99%, respectively. (Fund returns reflect Class A share performance with sales load.)

   Despite sluggish returns, the fund placed 19 out of 145 funds in the Lipper Corporate Debt Funds category.(1) And, the fund earned a three-star Morningstar rating.(2) Both Lipper and Morningstar rankings are based on performance without the sales load included.

A look at the fixed-income market

   The Fed continued to pull money out of the system and forced interest rates 1.75% higher in an effort to slow the economy and head-off a spurt in inflation. Short-term Treasuries reversed their typical trend and produced higher yields than the 30-year bond.

   In addition, other circumstances added to uncertainty in the fixed-income market. Spreads across many sectors widened to levels in excess of those seen during Fall 1998. Event risk -- the risk that an issuer becomes impaired or downgraded due to an acquisition, merger, stock buy-back or other change to its balance sheet -- became an increasing concern. Heightened volatility in the equity markets only added fuel to the fire.

Signs of changing times

   Toward the end of the second quarter, signs of a rallying fixed-income market began to emerge despite investor indifference to U.S. Treasuries and corporate debt. National economic data signaled to the Fed that inflation was under control -- manufacturing and consumer sectors showed a definitive moderation in activity, May and June new housing starts were down almost 7% from the fourth quarter of 1999 and the unemployment rate rose back above 4%.

Growth of $10,000

                     Conseco Fixed Income Fund            Lehman Brothers
   DATE                   (Class A Shares)              Aggregate Bond Index
   ----              -------------------------          --------------------
   1/2/97                     $9,500.00                      $10,000.00
  1/31/97                     $9,576.00                      $10,031.00
  2/28/97                     $9,614.11                      $10,056.08
  3/31/97                     $9,518.36                       $9,944.46
  4/30/97                     $9,585.72                      $10,093.62
  5/30/97                     $9,692.23                      $10,189.51
  6/30/97                     $9,823.60                      $10,310.77
  7/31/97                    $10,092.14                      $10,589.16
  8/29/97                     $9,993.97                      $10,499.15
  9/30/97                    $10,137.02                      $10,653.49
 10/31/97                    $10,255.81                      $10,807.96
 11/28/97                    $10,298.63                      $10,857.68
 12/31/97                    $10,323.63                      $10,967.34
  1/30/98                    $10,459.17                      $11,107.72
  2/27/98                    $10,477.61                      $11,098.84
  3/31/98                    $10,557.89                      $11,136.57
  4/30/98                    $10,619.93                      $11,194.48
  5/29/98                    $10,723.95                      $11,300.83
  6/30/98                    $10,786.60                      $11,396.89
  7/31/98                    $10,818.08                      $11,420.82
  8/31/98                    $10,881.34                      $11,606.98
  9/30/98                    $11,008.49                      $11,878.58
 10/30/98                    $10,928.64                      $11,815.63
 11/30/98                    $11,062.30                      $11,882.98
 12/31/98                    $11,105.26                      $11,918.63
  1/29/99                    $11,224.91                      $12,003.25
  2/26/99                    $11,048.02                      $11,793.19
  3/31/99                    $11,130.22                      $11,858.05
  4/30/99                    $11,164.35                      $11,896.00
  5/28/99                    $11,043.20                      $11,791.31
  6/30/99                    $10,983.16                      $11,753.58
  7/30/99                    $10,983.60                      $11,704.22
  8/31/99                    $10,952.83                      $11,698.37
  9/30/99                    $11,036.16                      $11,834.07
 10/29/99                    $11,067.50                      $11,877.85
 11/30/99                    $11,103.56                      $11,876.66
 12/31/99                    $11,075.11                      $11,819.66
  1/31/00                    $11,045.11                      $11,780.65
  2/29/00                    $11,164.95                      $11,923.20
  3/31/00                    $11,298.16                      $12,080.58
  4/28/00                    $11,259.02                      $12,045.55
  5/31/00                    $11,194.36                      $12,039.53
  6/30/00                    $11,470.73                      $12,289.95


The growth of $10,000 chart is a comparison of the change in value of a $10,000 investment with dividends and capital gains reinvested for the period from inception of the Class A shares through 06/30/00. Past performance is no guarantee of future results.


   As promised, the Fed stepped back and fixed income rallied sharply, leaving a constructive landscape for the balance of the year. Furthermore, volatility in the equity market subsided, lending additional support.

Inside the fund

   CCM's proprietary, fundamental research and the fund's structure are critical to providing a competitive level of income without incurring significant risk in this environment.

   It is our desire to manage the fund with a prudent level of risk. Consequently, the portfolio's duration of slightly more than five years approximates the LBA Index. The fund has a relatively high exposure to the corporate bond sector, most notably through a large position in BBB-rated, short-maturity bonds to help increase income.

A look ahead

   We plan to maintain our defensive approach through careful credit selection. We also expect that interest-rate volatility, high event risk and

------------------------------------------------------------------------------
(1) According to Lipper Analytical Services, Inc. The ranking reflects performance for the Conseco Fixed Income Fund Class A shares for the period ending June 30, 2000. Lipper Analytical Services is an independent organization that compiles performance data on investment companies.

                                                             CONSECO FUND GROUP
Morningstar Ranking(2): * * * (of 1,684 funds)             2000 Mid-Year Report
-------------------------------------------------------------------------------

an unforgiving credit market will continue. Nonetheless, the bond outlook is improving and should continue if the market becomes convinced that the Fed will remain on the sidelines.

   Underweighted in the fund, consumer and commercial finance sectors should experience continued deterioration in loan quality and shrinking interest rates. Increased risk in several other industry groups should ensue -- and we will remain underweighted in retail, auto parts, conglomerates and paper/forest industries.

   Finally, generous credit spreads in AAA-rated, mortgage-backed and short-lived, asset-backed securities should produce significant returns if intermediate interest rates remain relatively stable.

   We expect short-term maturities to remain relatively unchanged and long maturity yields to trend lower as inflation fears subside and outstanding Treasury debt supply dwindles from reduced auction sizes and announced buybacks. Barring unforeseen event risk, the second half should be favorable for fixed-income performance.

Gregory J. Hahn, CFA
Senior Vice President, Portfolio Analytics
Chief Fixed Income Investment Officer
Portfolio Manager
Conseco Capital Management, Inc.

 Average annual total return(3) (as of 06/30/00)

                                 Inception  Year-to-                   Since
                                   date       date    1 year  3 year  inception
                                 ---------  --------  ------  ------  ---------
   Class A....................   01/02/97    -1.60%   -0.78%   3.52%     4.00%
   Class B....................   03/20/98    -1.86%   -1.20%     --      1.07%
   Class C....................   03/05/98     2.24%    3.02%     --      3.48%
   Class Y....................   01/02/97     3.89%    5.11%   5.95%     6.18%
   LBA Index..................   01/02/97     3.99%    4.57%   6.04%     6.07%
-------------------------------------------------------------------------------
 30-day SEC yield (as of 06/30/00)
   Class A..........................................................     6.15%
   Class B..........................................................     6.13%
   Class C..........................................................     6.08%
   Class Y..........................................................     7.12%
-------------------------------------------------------------------------------
 Top five sectors (as of 06/30/00)
   U.S. Government and Agency Obligations...........................    15.3%
   Electric, Gas, Water, Cogeneration, Sanitary Services............    14.4%
   Communications by Phone, Television, Radio, Cable................     7.2%
   Municipal Bonds..................................................     6.1%
   Oil and Gas Extraction...........................................     5.9%
-------------------------------------------------------------------------------
 Top ten holdings (as of 06/30/00)
   U.S. Treasury Bond...............................................     3.1%
   U.S. Treasury Note...............................................     2.9%
   R&B Falcon Corp..................................................     2.2%
   AES Eastern Energy...............................................     2.2%
   Coastal Corp.....................................................     2.0%
   Phillips Petroleum Co............................................     1.9%
   Liberty Media Corp...............................................     1.8%
   El Paso Natural Gas..............................................     1.8%
   Union Planters Bank..............................................     1.7%
   East Coast Power.................................................     1.6%

 * Current net assets: $66,090,722             * Effective duration: 5.14 years
 * Increase in net assets $480,750             * Average maturity: 13.32 years
 * Percentage increase in net assets YTD: 0.7%

-------------------------------------------------------------------------------
(2) Morningstar proprietary ratings reflect historical risk-adjusted performance. The ratings are subject to change every month. Morningstar ratings are calculated from a fund's 3-, 5- and 10-year average annual returns in excess of 90-day T-bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below
    90-day T-bill returns. The top 10% of the funds in a broad asset class receive 5 stars; the next 22.5% receive 4 stars; the next
    35% receive 3 stars; the next 22.5% receive 2 stars and the bottom
    10% receive 1 star.

(3) Past performance is no guarantee of future results. Your investment return and principal will fluctuate and your shares may be worth more or less than their original cost. Total return is provided in accordance with SEC guidelines for comparative purposes and reflects certain contractual expense reimbursements through April 30, 2001. If the expense reimbursements were not in place, the fund's return would have been lower. Total return is shown with the applicable sales load or contingent-deferred sales charge. The maximum sales load for the Conseco Fixed Income Fund is 5.00%.
    The Lehman Brothers Aggregate Bond (LBA) Index is an unmanaged index considered to be representative of the bond market in general.

Conseco Fixed Income Fund
-------------------------------------------------------------------------------
Schedule of Investments (unaudited)
June 30, 2000

     SHARES OR
 PRINCIPAL AMOUNT                                                      VALUE
---------------------                                                --------
CORPORATE BONDS (63.3%)
Amusement and Recreational Services (0.5%)
    325,000   Mirage Resorts, Inc., 6.625%, due 02/01/2005........ $   301,013
                                                                   -----------
Auto Repair and Parking (1.5%)
    200,000   Amerco-MTN, 7.440%, due 10/02/2006..................     197,041
    100,000   Amerco-MTN, 6.710%, due 10/15/2008..................      99,289
    575,000   Amerco-MTN, 7.470%, due 01/15/2027..................     499,031
    225,000   Amerco-MTN, 8.800%, due 02/04/2005..................     215,505
                                                                   -----------
                                                                     1,010,866
                                                                   -----------
Business Services (0.8%)
    500,000   Exodus Communications, Inc., 11.625%,
                 due 07/15/2010, (a) Cost - $500,000;
                 Acquired - 06/28/2000............................     502,500
                                                                   -----------
Chemicals and Allied Products (2.4%)
    650,000   Agrium, Inc., 7.700%, due 02/01/2017................     563,048
    725,000   Lyondell Chemical Co., Series A, 9.625%,
                 due 05/01/2007...................................     715,938
    300,000   Smith International, Inc., 7.000%,
                 due 09/15/2007...................................     287,421
                                                                   -----------
                                                                     1,566,407
                                                                   -----------
Communications by Phone, Television, Radio, Cable (7.2%)
    650,000   360Networks, Inc., 13.000%, due 05/01/2008,
                 (a) Cost - $634,504; Acquired - 04/20/2000.......     653,250
    400,000   Charter Communications Holdings LLC, 8.250%,
                 due 04/01/2007...................................     355,000
    600,000   Charter Communications Holdings LLC, STEP (c)
                 0.000%/11.750%, due 01/15/2010...................     344,250
    375,000   Continental Cablevision, Inc., 9.500%,
                 due 08/01/2013...................................     406,576
    600,000   Continental Cablevision, Inc., 8.300%,
                 due 05/15/2006...................................     620,664
    600,000   Crown Castle International Corp., 10.750%,
                 due 08/01/2011...................................     611,250

Communications by Phone, Television, Radio, Cable (continued)
    475,000   Deutsche Telekom International Finance,
                 8.250%, due 06/15/2030........................... $   491,768
    400,000   Northland Cable Television, Inc., 10.250%,
                 due 11/15/2007...................................     334,000
    300,000   Telecommunications, Inc., 9.800%,
                 due 02/01/2012...................................     344,907
    250,000   Telecommunications, Inc., 10.125%,
                 due 04/15/2022...................................     305,242
    300,000   WorldCom, Inc., 8.000%, due 05/15/2006..............     303,671
                                                                   -----------
                                                                     4,770,578
                                                                   -----------
Depository Institutions (4.2%)
    500,000   Centura Bank, 6.500%, due 03/15/2009................     454,010
    300,000   Key Bank, National Association, 6.500%,
                 due 04/15/2008...................................     275,523
    250,000   St. Paul Bancorp, Inc., 7.125%, due 02/15/2004......     242,230
    700,000   Sovereign Bancorp, Inc., 10.250%,
                 due 05/15/2004...................................     694,750
  1,250,000   Union Planters Bank, National Association,
                 6.500%, due 03/15/2008...........................   1,096,171
                                                                   -----------
                                                                     2,762,684
                                                                   -----------
Electric, Gas, Water, Cogeneration, Sanitary Services (14.4%)
  1,500,000   AES Eastern Energy, 9.000%, due 01/02/2017,
                 (a) Cost - $1,456,875; Acquired - 05/11/1999
                 and 08/27/1999...................................   1,461,217
  1,300,000   Coastal Corp., 7.750%, due 06/15/2010...............   1,293,460
  1,200,000   East Coast Power, 7.536%, due 06/30/2017,
                 (a) Cost - $1,205,982; Acquired - 04/14/1999
                 and 04/15/1999...................................   1,083,367
    650,000   El Paso Energy Corp., Series B, 6.750%,
                 due 05/15/2009...................................     606,619
  1,250,000   El Paso Natural Gas, 7.500%, due 11/15/2026.........   1,161,681
    375,000   Kinder Morgan Energy Partners, L.P., 8.000%,
                 due 03/15/2005...................................     376,753
    500,000   MCN Investment Corp., 6.350%, due 04/02/2002........     487,880

   The accompanying notes are an integral part of these financial statements.
40

                                                             CONSECO FUND GROUP
                                                           2000 Mid-Year Report
-------------------------------------------------------------------------------
Schedule of Investments (unaudited)
June 30, 2000

     SHARES OR
 PRINCIPAL AMOUNT                                                      VALUE
---------------------                                                --------
Electric, Gas, Water, Cogeneration, Sanitary Services (continued)
    400,000   NRG Northeast Generating LLC, 8.065%,
                 due 12/15/2004, (a) Cost - $400,000;
                 Acquired - 02/15/2000...........................  $   401,991
  1,000,000   PSEG Energy Holdings, 10.000%, due 10/01/2009,
                 (a) Cost - $1,050,530; Acquired - 06/21/2000....    1,050,976
    250,000   Southwest Gas Co., 9.750%, due 06/15/2002..........      258,335
    400,000   Tennessee Gas Pipeline, 7.000%, due 10/15/2028.....      350,256
    500,000   USA Waste Services, Inc., 6.125%, due 07/15/2001...      484,288
    550,000   Waste Management, Inc., 6.625%, due 07/15/2002.....      524,314
                                                                   -----------
                                                                     9,541,137
                                                                   -----------
Food and Kindred Products (2.2%)
    500,000   Nabisco, Inc., 6.000%, due 02/15/2011..............      492,829
  1,000,000   PanAmerican Beverage, Inc., 8.125%,
                 due 04/01/2003..................................      954,451
                                                                   -----------
                                                                     1,447,280
                                                                   -----------
General Merchandise Stores (0.5%)
    350,000   Shopko Stores, Inc., 6.500%, due 08/15/2003........      335,038
                                                                   -----------
Hotels, Other Lodging Places (0.3%)
    200,000   Marriott International, Inc., 6.625%,
                 due 11/15/2003..................................      192,517
                                                                   -----------
Insurance Carriers (2.9%)
    300,000   Delphi Financial Group, Inc., 8.000%,
                 due 10/01/2003..................................      291,776
  1,100,000   Farmers Insurance Exchange Capital, 7.050%,
                 due 07/15/2028, (a) Cost - $890,750;
                 Acquired - 06/07/2000...........................      884,696
    200,000   Horace Mann Educators, 6.625%, due 01/15/2006......      189,205
    600,000   MMI Capital Trust I, Series B, 7.625%,
                 due 12/15/2027..................................      518,295
                                                                   -----------
                                                                     1,883,972
                                                                   -----------
Lumber and Wood Products, except Furniture (1.0%)
    700,000   West Fraser Mill, 7.250%, due 09/15/2002,
                 (a) Cost - $698,278; Acquired - 01/06/1997
                 and 04/30/1997..................................  $   691,177
                                                                   -----------
Measuring Instruments, Photo Goods, Watches (1.5%)
  1,000,000   Raytheon Co., 8.200%, due 03/01/2006,
                 (a) Cost - $1,005,260; Acquired - 03/16/2000....    1,016,657
                                                                   -----------
Motion Pictures (2.8%)
  1,300,000   Liberty Media Corp., 8.250%, due 02/01/2030, (a) Cost -
                 $1,293,003; Acquired - 01/26/2000
                 and 02/03/2000..................................    1,196,845
    700,000   Time Warner, Inc., 7.570%, due 02/01/2024..........      663,505
                                                                   -----------
                                                                     1,860,350
                                                                   -----------
Non-Depository Credit Institutions (0.9%)
    500,000   FMR Corp., 7.570%, due 06/15/2029,
                 (a) Cost - $495,780; Acquired - 07/22/1999......      475,223
    100,000   General Motors Acceptance Corp., 7.750%,
                 due 01/19/2010..................................       99,659
                                                                   -----------
                                                                       574,882
                                                                   -----------
Oil and Gas Extraction (3.7%)
    650,000   Noble Drilling Corp., 7.500%, due 03/15/2019.......      616,338
    775,000   Occidental Petroleum Corp., 6.400%,
                 due 04/01/2003..................................      743,297
    100,000   USX Corporation, 9.375%, due 02/15/2012............      110,717
  1,000,000   Yosemite Securities Trust I, 8.250%, due 11/15/2004,
                 (a) Cost - $999,745; Acquired - 11/04/1999......      996,489
                                                                   -----------
                                                                     2,466,841
                                                                   -----------
Paper and Allied Products (0.7%)
    500,000   Potlatch Corp., 6.250%, due 03/15/2002.............      489,100
                                                                   -----------

  The accompanying notes are an integral part of these financial statements.

Conseco Fixed Income Fund
-------------------------------------------------------------------------------
Schedule of Investments (unaudited)
June 30, 2000

     SHARES OR
 PRINCIPAL AMOUNT                                                      VALUE
---------------------                                                --------
Petroleum Refining and Related Industries (3.0%)
  1,200,000   Phillips Petroleum Co., 8.750%, due 05/25/2010.....  $ 1,272,743
    725,000   Valero Energy Corp., 8.375%, due 06/15/2005........      737,051
                                                                   -----------
                                                                     2,009,794
                                                                   -----------
Pipe Lines, except Natural Gas (2.0%)
  1,000,000   Osprey Trust/Osprey I, 8.310%, due 01/15/2003,
                 (a) Cost - $1,000,000; Acquired - 09/16/1999....    1,003,799
    305,000   Pemex Finance, Ltd., 9.030%, due 02/15/2011,
                 (a) Cost - $305,534; Acquired - 02/03/2000......      314,884
                                                                   -----------
                                                                     1,318,683
                                                                   -----------
Printing, Publishing and Allied Products (1.0%)
    675,000   Belo (A.H.) Corp., 7.125%, due 06/01/2007..........      627,196
                                                                   -----------
Railroad Transportation (0.6%)
    500,000   Union Pacific Corp., 6.625%, due 02/01/2029........      414,400
                                                                   -----------
Real Estate Investment Trusts (REITS) (3.9%)
    500,000   CarrAmerica Realty Corp., 6.625%,
                 due 03/01/2005..................................      464,674
    900,000   Colonial Realty, L.P., 7.500%, due 07/15/2001......      891,849
    200,000   Corporate Property Investors, Inc., 9.000%,
                 due 03/15/2002, (a) Cost - $219,360;
                 Acquired - 03/17/1998...........................      201,851
  1,000,000   ERP Operating, L.P., 6.150%, due 09/15/2000........      996,889
                                                                   -----------
                                                                     2,555,263
                                                                   -----------
Real Estate Operators, Agents, Managers (0.9%)
    500,000   Pinnacle Holdings, Inc., STEP (c)
                 0.000%/10.000%, due 03/15/2008..................      347,500
    250,000   Regency Centers, L.P., 7.400%, due 04/01/2004......      240,068
                                                                   -----------
                                                                       587,568
                                                                   -----------
Security and Commodity Brokers (0.4%)
    300,000   Lehman Brothers Holdings, Inc., Series E, MTN,
                 6.625%, due 12/27/2002..........................  $   292,157
                                                                   -----------
Tobacco Products (0.9%)
    600,000   R.J. Reynolds Tobacco Holdings, Inc., 7.375%,
                 due 05/15/2003..................................      559,528
                                                                   -----------
Transportation Equipment (3.1%)
    600,000   Lockheed Martin Corp., 8.500%, due 12/01/2029......      612,620
    650,000   Lockheed Martin Corp., 8.200%, due 12/01/2009......      657,243
    750,000   Northrop-Grumman Corp., 9.375%,
                 due 10/15/2024..................................      764,159
                                                                   -----------
                                                                     2,034,022
                                                                   -----------
              Total corporate bonds (cost $42,680,880)...........   41,811,610
                                                                   -----------
FOREIGN BONDS (2.0%)
    700,000   Republic of South Africa, 9.125%, due 05/19/2009...      687,750
    600,000   United Mexican States, 9.875%, due 02/01/2010......      622,500
                                                                   -----------
              Total foreign bonds (cost $1,353,919)..............    1,310,250
                                                                   -----------
MUNICIPAL BONDS (6.1%)
    390,000   Alaska Individual Development & Authority Lease,
                 6.375%, due 05/01/2003..........................      376,451
    800,000   Azusa Pacific University California, Revenue,
                 7.250%, due 04/01/2009..........................      771,872
    595,000   Duarte California Certificates of Participation,
                 Series B, 6.250%, due 04/01/2005................      557,854
    248,500   Fort Worth Texas, Higher Education, Finance Corp.,
                 Revenue, 7.500%, due 10/01/2006.................      245,789
    300,000   Mississippi Development Bank, Special Obligation,
                 Series 1998, 8.500%, due 12/01/2018.............      256,650

   The accompanying notes are an integral part of these financial statements.
42

                                                             CONSECO FUND GROUP
                                                           2000 Mid-Year Report
-------------------------------------------------------------------------------
Schedule of Investments (unaudited)
June 30, 2000

     SHARES OR
 PRINCIPAL AMOUNT                                                      VALUE
---------------------                                                --------
MUNICIPAL BONDS (continued)
    145,000   Reeves County Texas Certificate of Participation,
                 6.700%, due 03/31/2005..........................  $   140,424
    800,000   Reeves County Texas Certificate of Participation,
                 7.250%, due 06/01/2011..........................      754,032
  1,000,000   Wickliffe Kentucky Solid Waste, Revenue,
                 7.670%, due 01/15/2027..........................      944,020
                                                                   -----------
              Total municipal bonds (cost $4,310,185 )...........    4,047,092
                                                                   -----------
ASSET BACKED SECURITIES (3.7%)
    150,000   COMED Transitional Funding Trust, 98-1 A7,
                 5.740%, due 12/25/2010..........................      134,669
    500,000   Contimortgage Home Equity Loan Trust,
                 98-2 A7, 6.570%, due 03/15/2023.................      468,403
    400,000   First Union Lehman Bros Commercial Mortgage
                 Trust, 97-C2 A2, 6.600%, due 05/18/2007.........      386,962
    500,000   Green Tree Recreational Equipment & Consumer
                 Trust, 98-C A5, 6.280%, due 02/15/2014,
                 (b) Cost - $499, 997; Acquired - 09/04/1998.....      489,498
    160,799   Green Tree Recreational Equipment & Consumer
                 Trust, 97-C B, 6.750%, due 02/15/2018,
                 (b) Cost - $160,761; Acquired - 09/08/1997......      154,851
    871,113   Mortgage Capital Funding, Inc., 98-MC2 A1,
                 6.325%, due 10/18/2007..........................      839,650
                                                                   -----------
              Total asset backed securities (cost $2,587,250)....    2,474,033
                                                                   -----------
COLLATERIZED MORTGAGE OBLIGATIONS (3.6%)
    948,337   Fanniemae Grantor Trust, 99-T2 A1, 7.500%,
                 due 01/19/2039..................................      926,536
    100,000   Federal National Mortgage Assn., 94-63, 7.000%,
                 due 04/25/2024..................................       94,917
    118,718   Iroquois Trust, 97-1A, 7.000%, due 12/15/2006......      118,069
     66,944   Midland Realty Acceptance Corp., 96-C1 A1,
                 7.315%, due 08/25/2028..........................       66,986
    500,000   Paine Webber Mortgage Acceptance Corp.,
                 96-M1 A2, 6.900%, due 01/02/2012................      496,813

COLLATERIZED MORTGAGE OBLIGATIONS (continued)
    611,423   Paine Webber Mortgage Acceptance Corp.,
                 99-4 2B, 6.316% due 01/28/2009..................  $   584,506
    103,024   Rural Housing Trust, 87-1 3B, 7.330%,
                 due 04/01/2026..................................      102,659
                                                                   -----------
              Total collaterized mortgage obligations
                   (cost $2,458,484).............................    2,390,486
                                                                   -----------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (15.3%)
    324,226   Federal Home Loan Mortgage Corp., #G00479,
                 9.000%, due 04/01/2025..........................      335,477
    452,933   Federal Home Loan Mortgage Corp., #G00943,
                 6.000%, due 07/01/2028..........................      415,352
    968,760   Federal Home Loan Mortgage Corp., #C28063,
                 6.500% due 07/01/2029...........................      915,026
    790,760   Federal Home Loan Mortgage Corp., #C32933,
                 7.500%, due 11/01/2029..........................      780,674
    985,273   Federal Home Loan Mortgage Corp., #C00910,
                 7.500%, due 01/01/2030..........................      972,707
    982,095   Federal Home Loan Mortgage Corp., #C35364,
                 7.500%, due 01/01/2030..........................      969,569
     82,432   Federal National Mortgage Assn., #250307,
                 7.500%, due 07/01/2025..........................       81,605
     52,546   Federal National Mortgage Assn., #250758,
                 7.000%, due 11/01/2026..........................       50,820
    199,666   Federal National Mortgage Assn., #532521,
                 8.000%, due 04/01/2030..........................      200,610
    899,477   Federal National Mortgage Assn., #538315,
                 8.000%, due 05/01/2030..........................      904,572
  1,875,000   U.S. Treasury Note, 6.500%, due 02/15/2010.........    1,939,859
    500,000   U.S. Treasury Bond, 6.375%, due 06/30/2002.........      500,293
  2,000,000   U.S. Treasury Bond, 6.750%, due 05/15/2005.........    2,047,187
                                                                   -----------
              Total U.S. government and agency obligations
                 (cost $10,173,605)..............................   10,113,751
                                                                   -----------

  The accompanying notes are an integral part of these financial statements.

Conseco Fixed Income Fund
-------------------------------------------------------------------------------
Schedule of Investments (unaudited)
June 30, 2000

     SHARES OR
 PRINCIPAL AMOUNT                                                      VALUE
---------------------                                                --------
PREFERRED STOCK (4.8%)
Insurance Carriers (0.8%)
     20,000   Lincoln National Capital, TOPrS (c), 6.400%........  $   488,126
                                                                   -----------
Measuring Instruments, Photo Goods, Watches (0.2%)
      2,507   River Holding Corp., Series B, PIK (c), 11.500%....      151,061
                                                                   -----------
Non-Depository Credit Institutions (1.6%)
     10,500   Centaur Funding Corp., 9.080%,
                 (a) Cost - $1,058,919; Acquired - 12/09/1998
                 and 01/13/2000..................................    1,043,766
                                                                   -----------
Oil and Gas Extraction (2.2%)
      1,293   R&B Falcon Corp., PIK (c), 13.875%.................    1,464,730
                                                                   -----------
              Total preferred stock (cost $3,175,397)............    3,147,683
                                                                   -----------

Total investments (cost $66,739,720) (98.8%).....................  $65,294,905
                                                                   -----------
Other assets, less liabilities (1.2%)............................      795,817
                                                                   -----------
Total net assets (100.0%)........................................  $66,090,722
                                                                   ===========

--------------------
(a) Restricted under Rule 144A of the Securities Act of 1933.
(b) Conseco Finance Corp. (formerly Green Tree Financial Corp.), a wholly owned subsidiary of Conseco, Inc. effective June 30, 1998, is the seller to and servicer for the Trust issuing the Certificates.
(c) PIK - Payment In Kind.
    STEP - Bonds where the coupon increases or steps up at a predetermined rate. TOPrS - Trust Originated Preferred Securities.

    The accompanying notes are an integral part of these financial statements.
44

                                  [GRAPHIC]

Notes to Financial Statements
------------------------------------------------------------------------------
June 30, 2000 (unaudited)

1. Organization

   Conseco Fund Group (the "Trust") is an open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act"). The Trust was organized as a Massachusetts business trust on September 24, 1996. The Trust is a "series" type of mutual fund which issues separate series of shares of beneficial interest, each of which represents a separate portfolio of investments. The Trust consists of six series ("Funds"), each with its own investment objective and investment policies. The Funds are the Conseco 20 Fund, Conseco Equity Fund, Conseco Balanced Fund, Conseco Convertible Securities Fund, Conseco High Yield Fund and Conseco Fixed Income Fund. The Conseco Equity, Conseco Balanced and Conseco Fixed Income Funds became operational and available for sale on January 2, 1997. The Conseco 20 and Conseco High Yield Funds commenced operations on January 1, 1998. The Conseco Convertible Securities Fund became operational and available for sale on September 28, 1998.

   Each one of the Funds has a distinct investment strategy. The Conseco 20 Fund concentrates its investments in a core position of approximately 20 to 30 common stocks believed to have above-average growth prospects. The Conseco Equity Fund invests in selected equity securities and other securities having the investment characteristics of common stocks. The Conseco Balanced Fund invests in several asset classes including debt securities, equity securities and money-market instruments. The Conseco Convertible Securities Fund invests primarily in below-investment-grade securities that are convertible into common stock. The Conseco High Yield Fund invests primarily in below-investment-grade securities, commonly known as "junk bonds" or high-yield securities. The Conseco Fixed Income Fund invests primarily in investment-grade debt securities.

   The Funds offer four classes of shares: Class A, Class B, Class C and Class
Y. Sales of Class A shares may be subject to a front-end sales charge. Redemptions of Class B and Class C shares may be subject to a contingent-deferred sales charge (as a percentage of the offering price or net asset value at the time of sale, whichever is less). Class Y shares are available with no sales charge to certain institutional investors and qualifying individual investors. The Funds are authorized to issue an unlimited number of shares.

   Class B shares have a contingent-deferred sales charge for redemptions occurring within six years of their purchase. The contingent-deferred sales charge is a percentage of the net asset value of the shares at the date of purchase or the net asset value of the shares at the date of redemption, whichever is less. These charges are 5% in year one, 4% in year two, 3% in year three, 3% in year four, 2% in year five and 1% in year six. Class B shares will automatically convert to a number of Class A shares of equal dollar value eight years after purchase. This conversion feature benefits shareholders because Class A shares have lower ongoing expenses than Class B shares. Class C shares that are held for less than one year are subject to a contingent-deferred sales charge upon redemption in an amount equal to 1% of the lower of the net asset value of the shares at the date of purchase or the net asset value of the shares at the date of redemption. Class C shares held one year or longer are not subject to this contingent-deferred sales charge. The contingent-deferred sales charge will not apply to shares acquired due to reinvestment of dividends or capital gains distributions.

2. Significant Accounting Policies

Security Valuation, Transactions, and Related Investment Income

   The investments in each portfolio are valued at the close of regular trading on the New York Stock Exchange on each business day. Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The cost of investments sold is determined on the specific identification basis. All Funds may invest in U.S.-dollar-denominated, corporate-debt securities of domestic issuers, and all Funds except the Conseco Equity Fund may invest in debt securities of foreign issuers that may or may not be U.S.-dollar denominated.

   The following summarizes the investments, which carry certain restrictions as to resale from the Trust to certain qualified buyers:

                                                           Market      % of
                Fund                           Cost        Value    Investments
                -----                       ----------  ----------- -----------
Conseco Balanced - bonds.................. $ 3,238,816  $ 3,193,285     5.38%
Conseco Balanced - preferred stock........   1,237,948    1,392,188     2.34%
Conseco Convertible Securities - bonds....  16,077,244   19,554,521    22.59%
Conseco Convertible Securities -
  preferred stock ........................   3,014,700    6,045,750     6.99%
Conseco High Yield - bonds................   4,724,403    4,461,250     3.59%
Conseco Fixed Income - bonds..............  12,155,601   11,934,922    18.28%
Conseco Fixed Income - preferred stock....   1,058,919    1,043,766     1.60%

   These securities are eligible for resale to qualified institutional buyers in transactions exempt from registration under Rule 144A of the Securities Act of 1933. In addition, Conseco Capital Management, Inc., ("the Adviser"), a wholly owned subsidiary of Conseco, Inc. ("Conseco"), which serves as investment adviser to the funds, has determined that the securities are liquid securities through a procedure approved by the Board of Trustees of the Trust ("Trustees").

   In each Fund of the Trust, Fund securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and

                                                             CONSECO FUND GROUP
                                                           2000 Mid-Year Report
-------------------------------------------------------------------------------
June 30, 2000 (unaudited)

asked prices. Securities traded in the over-the-counter market are valued by third-party pricing services. Fund securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Securities for which market quotations are not readily available are valued at fair value as determined under policies approved by the Trustees. Debt securities with maturities of sixty (60) days or less are valued at amortized cost.

Dividends to Shareholders
   Dividends from the Conseco Convertible Securities, Conseco High Yield and Conseco Fixed Income Funds will be declared and distributed monthly. Dividends from the Balanced Fund will be declared and distributed quarterly. Dividends from the Conseco 20 and Conseco Equity Funds will be declared and distributed annually. However, the Trustees may decide to declare dividends at other intervals.

   Dividends to shareholders from net investment income are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Permanent book and tax differences relating to dividends to shareholders may result in reclassifications to paid-in capital and may affect the per-share allocation between net investment income, and realized and unrealized gain (losses). Any taxable income or gain of the Trust remaining at fiscal year end will be declared and distributed in the following year to the shareholders of the Fund or Funds to which such gains are attributable.

Organization Costs
   Costs incurred by all Funds, except the Conseco Convertible Securities Fund, in connection with their organization and public offering of shares totaling $461,794 have been deferred and will be amortized over a period of approximately five years beginning with the initial date of sale of shares to the public. Such costs were advanced by Conseco and were reimbursed by the Funds. The proceeds of any redemption of the initial shares (purchased by subsidiaries of Conseco) by any holder thereof will be reduced by any unamortized organization costs in the same proportion as the number of initial shares being redeemed to the number of initial shares outstanding at the time of such redemption.

Federal Income Taxes
   For federal income tax purposes, the Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code by distributing substantially all of their taxable income and net capital gains to their shareholders annually and otherwise complying with the requirements for regulated investment companies. Therefore, no provision has been made for federal income taxes.

Expenses
   Expenses directly attributable to a Fund are charged to operations. Expenses directly attributable to a Class of shares are charged to that Class. The Fund pays the expenses of its Trustees who are not affiliated persons of the Adviser or Trust.

Use of Estimates
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported assets and liabilities, and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from these estimates.

3. Agreements with Subsidiaries of Conseco

Investment Advisory Agreement
   The Adviser supervises the Trust's management and investment program, performs a variety of services in connection with the management and operation of the Funds and pays all compensation of officers and Trustees of the Trust who are affiliated persons of the Adviser or the Trust. The following summarizes the total fees incurred for such services for the six months ended June 30, 2000:

                Fund                                                  Amount
               ------                                               ----------
Conseco 20.......................................................   $1,219,302
Conseco Equity...................................................      633,036
Conseco Balanced.................................................      189,860
Conseco Convertible Securities...................................      411,296
Conseco High Yield...............................................      448,661
Conseco Fixed Income.............................................      146,837

   Under the investment advisory agreement, the Adviser receives an investment advisory fee equal to an annual rate of 0.70% of the average daily net asset value of the Conseco 20, Conseco Equity, Conseco Balanced, and Conseco High Yield Funds, 0.85% of the average daily net asset value of the Conseco Convertible Fund, and 0.45% of the average daily net asset value of the Conseco Fixed Income Fund. The Adviser also manages other registered investment companies and the invested assets of its parent company, Conseco, which owns or manages several life insurance subsidiaries. The Adviser has contractually agreed to reimburse the Funds to the extent that the ratio of expenses to net assets on an annual basis exceeds the following:

Notes to Financial Statements
-------------------------------------------------------------------------------
June 30, 2000 (unaudited)

                Fund                   Class A     Class B   Class C   Class Y
                -----                  -------     -------   -------   -------
Conseco 20.........................      1.75%       2.25%     2.25%     1.25%
Conseco Equity.....................      1.50%       2.00%     2.00%     1.00%
Conseco Balanced...................      1.50%       2.00%     2.00%     1.00%
Conseco Convertible Securities.....      1.55%       2.05%     2.05%     1.05%
Conseco High Yield.................      1.40%       1.90%     1.90%     0.90%
Conseco Fixed Income...............      1.25%       1.60%     1.60%     0.60%

   The Adviser may discontinue these contractual limits at any time after April 30, 2001.

Administration Agreement
   Conseco Services, LLC (the "Administrator"), a wholly owned subsidiary of Conseco, supervises the preparation and filing of all documents required for compliance by the Funds with applicable laws and regulations, supervises the maintenance of books and records of the Funds and provides other general and administrative services. For providing these services, the Administrator receives compensation at the annual rate of 0.20% of the average daily net assets of each Fund. The Administrator has contractually agreed to reimburse the Funds to the extent that the ratio of expenses to net assets on an annual basis exceeds the expense limitations as stated above for the investment advisory agreement. The Administrator may discontinue these contractual limits at any time after April 30, 2001. The following summarizes the total fees incurred for such services for the six months ended June 30, 2000:

                Fund                                                   Amount
               ------                                                 --------
Conseco 20.......................................................     $348,372
Conseco Equity...................................................      180,868
Conseco Balanced.................................................       54,246
Conseco Convertible Securities...................................       96,776
Conseco High Yield...............................................      128,189
Conseco Fixed Income.............................................       65,261

Distribution Arrangements
   Conseco Equity Sales, Inc. (the "Distributor"), a wholly owned subsidiary of Conseco, serves as the principal underwriter for each Fund pursuant to an Underwriting Agreement. The Distributor is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. ("NASD"). Shares of each Fund will be continuously offered and are sold by selected brokers, dealers and other financial intermediaries who have executed selling agreements with the Distributor. The Distributor bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes, as well as any advertising or sales literature.

   The Trust has adopted distribution and service plans (the "Plans"), dated March 28, 1997 for Class A shares for the Conseco Equity, Conseco Balanced and Conseco Fixed Income Funds and December 31, 1997 for Class B and Class C shares for the Conseco Equity, Conseco Balanced and Conseco Fixed Income Funds and Class A, Class B and Class C shares for the Conseco 20, Conseco Convertible Securities and Conseco High Yield Funds in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of the NASD regarding asset-based sales charges. Pursuant to the Plans, a Fund may compensate the Distributor for its expenditures in financing any activity primarily intended to result in the sale of Class A, Class B and Class C shares of the Fund and for account maintenance provided to existing Class A, Class B and Class C shareholders. The Conseco 20, Conseco Equity, Conseco Balanced, Conseco Convertible Securities and Conseco High Yield Funds' Plans authorize payments to the Distributor up to 0.50%, and the Conseco Fixed Income Fund's Plans authorize payments to the Distributor up to 0.65%, annually of each Fund's average daily net assets attributable to its Class A shares. Class B and Class C shares' Plans authorize payments to the Distributor up to 1.00% annually for each Fund's average daily net assets attributable to their respective class. The Plans provide for periodic payments by the Distributor to brokers, dealers and financial intermediaries for providing shareholder services to accounts that hold Class A, Class B and Class C shares, and for promotional and other sales related costs. The following summarizes the total fees incurred for such services for Class A, Class B, and Class C shares for the six months ended June 30, 2000:

                Fund                                                  Amount
               ------                                               ----------
Conseco 20.......................................................   $1,174,453
Conseco Equity...................................................      136,809
Conseco Balanced.................................................      123,419
Conseco Convertible Securities...................................      240,416
Conseco High Yield...............................................      441,250
Conseco Fixed Income.............................................      134,769

                                                             CONSECO FUND GROUP
                                                           2000 Mid-Year Report
-------------------------------------------------------------------------------
June 30, 2000 (unaudited)

4. Investment Transactions

     The cost of investments and the composition of gross unrealized appreciation and depreciation of investments at June 30, 2000, are shown below:

                                               Conseco        Conseco        Conseco       Conseco        Conseco        Conseco
                                                  20           Equity        Balanced     Convertible    High Yield    Fixed Income
                                                 Fund           Fund           Fund     Securities Fund    Fund           Fund
                                             ------------   ------------   ------------   -----------   ------------   -----------
Gross unrealized appreciation..............  $ 46,323,072   $ 19,962,857   $  4,279,257   $19,558,970   $  3,771,615   $   472,395
Gross unrealized depreciation..............   (29,953,938)   (14,449,050)    (2,915,449)   (4,918,028)   (10,773,407)   (1,917,210)
----------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation).  $ 16,369,134   $  5,513,807   $  1,363,808   $14,640,942   $ (7,001,792)  $(1,444,815)
----------------------------------------------------------------------------------------------------------------------------------
Cost of investments........................  $411,745,810   $198,093,895   $ 58,037,108   $71,907,314   $131,430,785   $66,739,720
----------------------------------------------------------------------------------------------------------------------------------

     The aggregate cost of purchases and the aggregate proceeds from sales of investments for the six months ended June 30, 2000, are shown below:

                                               Conseco        Conseco        Conseco       Conseco        Conseco        Conseco
                                                  20           Equity        Balanced     Convertible    High Yield    Fixed Income
                                                 Fund           Fund           Fund     Securities Fund    Fund           Fund
                                             ------------   ------------   ------------   -----------   ------------   -----------
Purchases:
  U.S. Government.........................   $         --   $         --   $ 18,785,491   $        --   $         --   $35,869,576
  Other...................................    910,958,559    416,408,280    104,277,462    68,415,037    168,833,801    77,459,881
Sales:
  U.S. Government.........................   $         --   $         --   $ 16,351,731   $        --   $          --  $34,873,307
  Other...................................    732,960,542    389,850,569    102,008,506    62,699,942    162,287,953    77,340,033

5. Federal Income Taxes

     As of December 31, 1999, the following Funds have capital loss carryforwards available to offset capital gains in the future, if any:

                                                       Amount      Expires
                                                     ----------   ----------
Conseco High Yield.................................  $2,529,608     2006
Conseco Fixed Income...............................   1,667,267     2007

     Net realized gains or losses may differ for Federal income tax purposes primarily as a result of wash sales and post-October losses which may not be recognized for tax purposes until the first of the following fiscal year. Such amounts may be used to offset future capital gains. The following summarizes the amount of post-October losses deferred, on a tax basis, for the year ended December 31, 1999:

          Fund            Amount               Fund                     Amount
          ----          ---------              ----                    --------
Conseco 20...........  $1,600,343    Conseco Convertible Securities..  $209,545
Conseco Equity.......     448,872    Conseco High Yield..............   334,926
Conseco Balanced.....      26,327    Conseco Fixed Income............    22,327

6. New Funds

     The Trust established two new funds, the Conseco Science & Technology Fund and the Conseco Large-Cap Fund, which became operational and available for sale on July 1, 2000. The Conseco Science & Technology Fund invests primarily in companies that employ creators and users of innovation. The Conseco Large-Cap Fund invests in a diversified selection of U.S. large-capitalization companies with market capitalization in excess of $5 billion.

Financial Highlights
-------------------------------------------------------------------------------

                                                          Conseco 20 Fund                   Conseco Equity Fund
                                                    ----------------------------   ------------------------------------
                                                     Six Months      Year Ended      Six Months
                                                        Ended       December 31,      Ended      Year Ended December 31,
                                                    June 30, 2000  -------------  June 30, 2000  -----------------------
Class A Shares                                       (unaudited)   1999      1998  (unaudited)   1999      1998     1997
                                                    ------------------------------  -------------------------------------
Net asset value per share, beginning of period......    $20.68    $12.80    $10.00    $16.27    $12.55    $11.07   $10.00
Income from investment operations (a):
  Net investment income (loss)......................     (0.10)    (0.18)    (0.02)    (0.09)    (0.14)       --    (0.04)
  Net realized gains (losses) and change in unrealized
   appreciation or depreciation on investments......      3.26      9.19      2.82      3.38      7.18      1.79     2.33
-------------------------------------------------------------------------------------------------------------------------
   Total income from investment operations..........      3.16      9.01      2.80      3.29      7.04      1.79     2.29
-------------------------------------------------------------------------------------------------------------------------
Distributions:
  Dividends from net investment income..............        --        --        --        --        --     (0.01)      --
  Distribution of net capital gains.................        --     (1.13)       --        --     (3.32)    (0.30)   (1.22)
-------------------------------------------------------------------------------------------------------------------------
   Total distributions..............................        --     (1.13)       --        --     (3.32)    (0.31)   (1.22)
-------------------------------------------------------------------------------------------------------------------------
   Net asset value per share, end of period.........    $23.84    $20.68    $12.80    $19.56    $16.27    $12.55   $11.07
-------------------------------------------------------------------------------------------------------------------------
  Total return (b)(c)(d)............................     15.28%    70.40%    28.00%    20.22%    56.21%    16.11%   22.90%
-------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets (dollars in thousands), end of period..   $99,113   $53,463   $33,845   $32,688   $29,480   $26,203   $4,877
  Ratio of expenses to average net assets (b)(e):
     Before expense reimbursement...................     1.50%     1.70%     2.15%     1.46%     1.66%     2.10%    4.85%
     After expense reimbursement....................     1.50%     1.68%     1.75%     1.46%     1.50%     1.50%    1.50%
  Ratio of net investment income (loss) to average
   net assets (b)(e):
     Before expense reimbursement...................    (1.06%)   (1.04%)   (0.62%)   (0.99%)   (0.99%)   (0.60%)  (3.70%)
     After expense reimbursement....................    (1.06%)   (1.02%)   (0.22%)   (0.99%)   (0.83%)       --   (0.35%)

                                                               Conseco Balanced Fund
                                                     ------------------------------------------
                                                       Six Months
                                                         Ended        Year Ended December 31,
                                                     June 30, 2000  ---------------------------
Class A Shares                                        (unaudited)    1999       1998       1997
                                                    --------------------------------------------
Net asset value per share, beginning of period......     $13.51     $11.69     $10.73     $10.00
Income from investment operations (a):
  Net investment income (loss)......................       0.13       0.22       0.30       0.28
  Net realized gains (losses) and change in unrealized
   appreciation or depreciation on investments......       1.66       3.18       1.03       1.43
-------------------------------------------------------------------------------------------------
   Total income from investment operations..........       1.79       3.40       1.33       1.71
-------------------------------------------------------------------------------------------------
Distributions:
  Dividends from net investment income..............      (0.12)     (0.23)     (0.24)     (0.27)
  Distribution of net capital gains.................         --      (1.35)     (0.13)     (0.71)
-------------------------------------------------------------------------------------------------
   Total distributions..............................      (0.12)     (1.58)     (0.37)     (0.98)
-------------------------------------------------------------------------------------------------
   Net asset value per share, end of period.........     $15.18     $13.51     $11.69     $10.73
-------------------------------------------------------------------------------------------------
  Total return (b)(c)(d)............................      13.25%     29.44%     12.45%     17.19%
-------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets (dollars in thousands), end of period..    $31,785    $31,932    $26,064    $ 1,076
  Ratio of expenses to average net assets (b)(e):
     Before expense reimbursement...................      1.87%      1.96%      2.26%     12.44%
     After expense reimbursement....................      1.50%      1.50%      1.50%      1.50%
  Ratio of net investment income (loss) to average
   net assets (b)(e):
     Before expense reimbursement...................      1.41%      1.41%      1.90%     (8.44%)
     After expense reimbursement....................      1.78%      1.87%      2.66%      2.50%

(a) Per share amounts presented are based on an average of monthly shares outstanding for the periods ended December 31, 1998 and 1997.
(b) The Adviser and Administrator have contractually agreed to reimburse Fund expenses to the extent that the ratio of expenses to average net assets exceeds, on an annual basis, 1.75% for the Conseco 20 and 1.50% for the Conseco Equity and Conseco Balanced Funds. These contractual limits may be discontinued at any time after April 30, 2001.
(c) Total return figures do not include sales loads; results would be lower if sales charges were included.
(d) Not annualized for periods of less than one full year.
(e) Annualized for periods of less than one full year.

                                                            CONSECO FUND GROUP
                                                          2000 Mid-Year Report
-------------------------------------------------------------------------------

                                                  Conseco Convertible Securities Fund      Conseco High Yield Fund
                                                  -----------------------------------   --------------------------------
                                                     Six Months                          Six Months
                                                        Ended       Year       Period      Ended           Year Ended
                                                      June 30,     Ended        Ended     June 30,        December 31,
                                                        2000    December 31, December 31,   2000       ------------------
Class A Shares                                       (unaudited)     1999       1998     (unaudited)    1999        1998
                                                   ------------------------------------ ---------------------------------
Net asset value per share, beginning of period....      $14.93      $11.00     $10.00       $10.00     $10.00      $10.00
Income from investment operations (a):
  Net investment income...........................        0.22        0.46       0.10         0.42       1.00        0.76
  Net realized gains (losses) and change in unrealized
   appreciation or depreciation on investments....        1.70        3.89       1.00        (0.72)     (0.13)      (0.10)
-------------------------------------------------------------------------------------------------------------------------
   Total income (loss) from investment operations.        1.92        4.35       1.10        (0.30)      0.87        0.66
-------------------------------------------------------------------------------------------------------------------------
Distributions:
  Dividends from net investment income............       (0.19)      (0.27)     (0.10)       (0.40)     (0.87)      (0.66)
  Distribution of net capital gains...............          --       (0.15)        --           --         --          --
-------------------------------------------------------------------------------------------------------------------------
   Total distributions............................       (0.19)      (0.42)     (0.10)       (0.40)     (0.87)      (0.66)
-------------------------------------------------------------------------------------------------------------------------
   Net asset value per share, end of period.......      $16.66      $14.93     $11.00       $ 9.30     $10.00      $10.00
-------------------------------------------------------------------------------------------------------------------------
  Total return (b)(c)(d)..........................       12.92%      40.12%     11.04%       (3.02%)     9.03%       6.56%
-------------------------------------------------------------------------------------------------------------------------

Ratios/supplemental data:
  Net assets (dollars in thousands), end of period     $28,619     $22,927    $27,611      $34,732    $42,591     $28,199
  Ratio of expenses to average net assets (b)(e):
     Before expense reimbursement.................       1.68%       1.95%      2.12%        1.57%      1.66%       2.12%
     After expense reimbursement..................       1.55%       1.55%      1.55%        1.40%      1.40%       1.40%
  Ratio of net investment income (loss) to average
   net assets (b)(e):
     Before expense reimbursement.................       2.62%       1.71%      3.23%        8.24%      8.67%       7.04%
     After expense reimbursement..................       2.75%       2.11%      3.80%        8.41%      8.93%       7.76%

                                                            Conseco Fixed Income Fund
                                                     ------------------------------------------
                                                     Six Months
                                                        Ended            Year Ended
                                                       June 30,           December 31,
                                                        2000       -----------------------------
Class A Shares                                       (unaudited)    1999       1998       1997
                                                     -------------------------------------------
Net asset value per share, beginning of period....      $ 9.60     $10.21     $10.13     $10.00
Income from investment operations (a):
  Net investment income...........................        0.31       0.63       0.55       0.66
  Net realized gains (losses) and change in unrealized
   appreciation or depreciation on investments....        0.03      (0.65)      0.20       0.18
------------------------------------------------------------------------------------------------
   Total income (loss) from investment operations.        0.34      (0.02)      0.75       0.84
------------------------------------------------------------------------------------------------
Distributions:
  Dividends from net investment income............       (0.31)     (0.56)     (0.55)     (0.58)
  Distribution of net capital gains...............          --      (0.03)     (0.12)     (0.13)
------------------------------------------------------------------------------------------------
   Total distributions............................       (0.31)     (0.59)     (0.67)     (0.71)
------------------------------------------------------------------------------------------------
   Net asset value per share, end of period.......      $ 9.63     $ 9.60     $10.21     $10.13
------------------------------------------------------------------------------------------------
  Total return (b)(c)(d)..........................        3.57%     (0.27%)     7.57%      8.66%
------------------------------------------------------------------------------------------------

Ratios/supplemental data:
  Net assets (dollars in thousands), end of period     $29,606    $30,681    $30,684     $  153
  Ratio of expenses to average net assets (b)(e):
     Before expense reimbursement.................       1.41%      1.64%      1.94%     13.67%
     After expense reimbursement..................       1.25%      1.25%      1.25%      1.25%
  Ratio of net investment income (loss) to average
   net assets (b)(e):
     Before expense reimbursement.................       6.31%      5.30%      4.59%     (6.91%)
     After expense reimbursement..................       6.47%      5.69%      5.28%      5.51%

(a) Per share amounts presented are based on an average of monthly shares outstanding for the periods ended December 31, 1998 and 1997.
(b) The Adviser and Administrator have contractually agreed to reimburse Fund expenses to the extent that the ratio of expenses to average net assets exceeds, on an annual basis, 1.55% for the Conseco Convertible Securities, 1.40% for the Conseco High Yield and 1.25% for the Conseco Fixed Income Funds. These contractual limits may be discontinued at any time after April 30, 2001.
(c) Total return figures do not include sales loads; results would be lower if sales charges were included.
(d) Not annualized for periods of less than one full year.
(e) Annualized for periods of less than one full year.
(f) Period from September 28, 1998 (commencement of operations) through December 31, 1998.

Financial Highlights
-------------------------------------------------------------------------------
June 30, 2000

                                                                Conseco 20 Fund                    Conseco Equity Fund
                                                     ----------------------------------    -------------------------------------
                                                     Six Months                            Six Months
                                                        Ended         Year      Period        Ended         Year        Period
                                                       June 30,      Ended       Ended       June 30,       Ended        Ended
                                                         2000    December 31,  December 31,    2000     December 31,  December 31,
Class B Shares                                       (unaudited)     1999        1998(f)    (unaudited)     1999        1998(g)
                                                      ---------------------------------     ------------------------------------
Net asset value per share, beginning of period....      $20.40       $12.71      $11.21        $16.13      $12.47       $11.09
Income from investment operations (a):
  Net investment income (loss)....................       (0.15)       (0.10)      (0.07)        (0.07)      (0.14)       (0.06)
  Net realized gains (losses) and change in unrealized
   appreciation or depreciation on investments....        3.21         8.94        1.57          3.29        7.07         1.75
-------------------------------------------------------------------------------------------------------------------------------
   Total income from investment operations........        3.06         8.84        1.50          3.22        6.93         1.69
-------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Dividends from net investment income............          --           --          --            --          --        (0.01)
  Distribution of net capital gains...............          --        (1.15)         --            --       (3.27)       (0.30)
-------------------------------------------------------------------------------------------------------------------------------
   Total distributions............................          --        (1.15)         --            --       (3.27)       (0.31)
-------------------------------------------------------------------------------------------------------------------------------
   Net asset value per share, end of period.......      $23.46       $20.40      $12.71        $19.35      $16.13       $12.47
-------------------------------------------------------------------------------------------------------------------------------
  Total return (b)(c)(d)..........................       15.00%       69.56%      13.38%        19.96%      55.63%       15.20%
-------------------------------------------------------------------------------------------------------------------------------

Ratios/supplemental data:
  Net assets (dollars in thousands), end of period    $142,362      $71,233      $7,270       $12,291      $3,489       $1,634
  Ratio of expenses to average net assets (b)(e):
     Before expense reimbursement.................       2.00%        2.20%       2.73%         1.96%       2.16%        4.85%
     After expense reimbursement..................       2.00%        2.18%       2.25%         1.96%       2.00%        2.00%
  Ratio of net investment income (loss) to average
   net assets (b)(e):
     Before expense reimbursement.................      (1.55%)      (1.54%)     (1.26%)       (1.48%)     (1.49%)      (3.45%)
     After expense reimbursement..................      (1.55%)      (1.52%)     (0.78%)       (1.48%)     (1.33%)      (0.60%)

                                                            Conseco Balanced Fund
                                                     ------------------------------------
                                                     Six Months
                                                        Ended         Year      Period
                                                       June 30,      Ended       Ended
                                                         2000    December 31,  December 31,
Class B Shares                                       (unaudited)     1999        1998(f)
                                                      -----------------------------------
Net asset value per share, beginning of period....      $13.38       $11.61       $11.20
Income from investment operations (a):
  Net investment income (loss)....................        0.08         0.12         0.19
  Net realized gains (losses) and change in unrealized
   appreciation or depreciation on investments....        1.67         3.18         0.57
-----------------------------------------------------------------------------------------
   Total income from investment operations........        1.75         3.30         0.76
-----------------------------------------------------------------------------------------
Distributions:
  Dividends from net investment income............       (0.10)       (0.18)       (0.22)
  Distribution of net capital gains...............          --        (1.35)       (0.13)
-----------------------------------------------------------------------------------------
   Total distributions............................       (0.10)       (1.53)       (0.35)
-----------------------------------------------------------------------------------------
   Net asset value per share, end of period.......      $15.03       $13.38       $11.61
-----------------------------------------------------------------------------------------
  Total return (b)(c)(d)..........................       13.07%       28.79%        6.83%
-----------------------------------------------------------------------------------------

Ratios/supplemental data:
  Net assets (dollars in thousands), end of period      $6,749       $2,854       $1,301
  Ratio of expenses to average net assets (b)(e):
     Before expense reimbursement.................       2.37%        2.46%        3.93%
     After expense reimbursement..................       2.00%        2.00%        2.00%
  Ratio of net investment income (loss) to average
   net assets (b)(e):
     Before expense reimbursement.................       0.93%        0.91%        0.16%
     After expense reimbursement..................       1.30%        1.37%        2.09%

(a) Per share amounts presented are based on an average of monthly shares outstanding for the periods ended December 31, 1998 and 1997.
(b) The Adviser and Administrator have contractually agreed to reimburse Fund expenses to the extent that the ratio of expenses to average net assets exceeds, on an annual basis, 2.25% for the Conseco 20 and 2.00% for the Conseco Equity and Conseco Balanced Funds. These contractual limits may be discontinued at any time after April 30, 2001.
(c) Total return figures do not include sales loads; results would be lower if sales charges were included.
(d) Not annualized for periods of less than one full year.
(e) Annualized for periods of less than one full year.
(f) Period from February 18, 1998 (commencement of operations) through December 31, 1998.
(g) Period from January 28, 1998 (commencement of operations) through
    December 31, 1998.
(h) Period from February 10, 1998 (commencement of operations) through December 31, 1998.

                                                            CONSECO FUND GROUP
                                                          2000 Mid-Year Report
-------------------------------------------------------------------------------
June 30, 2000

                                                     Conseco Convertible Securities Fund         Conseco High Yield Fund
                                                     -----------------------------------   -------------------------------------
                                                     Six Months                            Six Months
                                                        Ended         Year      Period        Ended         Year        Period
                                                       June 30,      Ended       Ended       June 30,       Ended        Ended
                                                         2000    December 31,  December 31,    2000     December 31,  December 31,
Class B Shares                                       (unaudited)     1999        1998(f)    (unaudited)     1999        1998(g)
                                                      -----------------------------------   -------------------------------------
Net asset value per share, beginning of period....      $14.88       $11.00      $10.00         $9.97       $9.97       $10.44
Income from investment operations (a):
  Net investment income...........................        0.15         0.06        0.08          0.38        0.55         0.60
  Net realized gains (losses) and change in unrealized
   appreciation or depreciation on investments....        1.72         4.21        1.00         (0.71)       0.28        (0.48)
---------------------------------------------------------------------------------------------------------------------------------
   Total income (loss) from investment operations.        1.87         4.27        1.08          (0.33)      0.83         0.12
---------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Dividends from net investment income............       (0.16)       (0.24)      (0.08)        (0.38)      (0.83)       (0.59)
  Distribution of net capital gains...............          --        (0.15)         --            --          --           --
---------------------------------------------------------------------------------------------------------------------------------
   Total distributions............................       (0.16)       (0.39)      (0.08)        (0.38)      (0.83)       (0.59)
---------------------------------------------------------------------------------------------------------------------------------
   Net asset value per share, end of period.......      $16.59       $14.88      $11.00         $9.26       $9.97        $9.97
---------------------------------------------------------------------------------------------------------------------------------
  Total return (b)(c)(d)..........................       12.59%       39.40%      10.89%        (3.36%)      8.57%        1.12%
---------------------------------------------------------------------------------------------------------------------------------

Ratios/supplemental data:
  Net assets (dollars in thousands), end of period      $35,464      $13,690      $    1       $47,464     $47,433      $11,271
  Ratio of expenses to average net assets (b)(e):
     Before expense reimbursement.................        2.18%        2.45%     154.76%         2.07%       2.16%        2.75%
     After expense reimbursement..................        2.05%        2.05%       2.05%         1.90%       1.90%        1.90%
  Ratio of net investment income (loss) to average
   net assets (b)(e):
     Before expense reimbursement.................        2.12%        1.21%    (149.69%)        7.72%       8.17%        6.42%
     After expense reimbursement..................        2.25%        1.61%       3.02%         7.89%       8.43%        7.27%

                                                          Conseco Fixed Income Fund
                                                     ------------------------------------
                                                     Six Months
                                                        Ended         Year      Period
                                                       June 30,      Ended       Ended
                                                         2000    December 31,  December 31,
Class B Shares                                       (unaudited)     1999        1998(h)
                                                      -----------------------------------
Net asset value per share, beginning of period....       $9.59       $10.19       $10.24
Income from investment operations (a):
  Net investment income...........................        0.29         0.41         0.36
  Net realized gains (losses) and change in unrealized
   appreciation or depreciation on investments....        0.02        (0.46)        0.14
-----------------------------------------------------------------------------------------
   Total income (loss) from investment operations.        0.31        (0.05)        0.50
-----------------------------------------------------------------------------------------
Distributions:
  Dividends from net investment income............       (0.29)       (0.52)       (0.45)
  Distribution of net capital gains...............          --        (0.03)       (0.10)
-----------------------------------------------------------------------------------------
   Total distributions............................       (0.29)       (0.55)       (0.55)
-----------------------------------------------------------------------------------------
   Net asset value per share, end of period.......       $9.61        $9.59       $10.19
-----------------------------------------------------------------------------------------
  Total return (b)(c)(d)..........................        3.30%       (0.49%)       4.97%
-----------------------------------------------------------------------------------------

Ratios/supplemental data:
  Net assets (dollars in thousands), end of period       $5,493       $5,230       $2,619
  Ratio of expenses to average net assets (b)(e):
     Before expense reimbursement.................        1.76%        1.99%        2.77%
     After expense reimbursement..................        1.60%        1.60%        1.60%
  Ratio of net investment income (loss) to average
   net assets (b)(e):
     Before expense reimbursement.................        5.94%        4.95%        3.66%
     After expense reimbursement..................        6.10%        5.34%        4.83%

(a) Per share amounts presented are based on an average of monthly shares outstanding for the periods ended December 31, 1998 and 1997.
(b) The Adviser and Administrator have contractually agreed to reimburse Fund expenses to the extent that the ratio of expenses to average net assets exceeds, on an annual basis, 2.05% for the Conseco Convertible Securities, 1.90% for the Conseco High Yield and 1.60% for the Conseco Fixed Income Funds. These contractual limits may be discontinued at any time after April 30, 2001.
(c) Total return figures do not include sales loads; results would be lower if sales charges were included.
(d) Not annualized for periods of less than one full year.
(e) Annualized for periods of less than one full year.
(f) Period from September 28, 1998 (commencement of operations) through December 31, 1998.
(g) Period from February 19, 1998 (commencement of operations) through
    December 31, 1998.
(h) Period from March 20, 1998 (commencement of operations) through December
    31, 1998.

Financial Highlights
-------------------------------------------------------------------------------

                                                                Conseco 20 Fund                    Conseco Equity Fund
                                                     ----------------------------------    -------------------------------------
                                                     Six Months                            Six Months
                                                        Ended         Year      Period        Ended         Year        Period
                                                       June 30,      Ended       Ended       June 30,       Ended        Ended
                                                         2000    December 31,  December 31,    2000     December 31,  December 31,
Class C Shares                                       (unaudited)     1999        1998(f)    (unaudited)     1999        1998(g)
                                                      ---------------------------------     ------------------------------------
Net asset value per share, beginning of period....      $20.46       $12.75      $11.82        $16.12      $12.54       $11.98
Income from investment operations (a):
  Net investment income (loss)....................       (0.14)       (0.09)      (0.07)        (0.09)      (0.07)       (0.06)
  Net realized gains (losses) and change in unrealized
   appreciation or depreciation on investments....        3.20         8.96        1.00          3.32        7.02         0.93
-------------------------------------------------------------------------------------------------------------------------------
   Total income from investment operations........        3.06         8.87        0.93          3.23        6.95         0.87
-------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Dividends from net investment income............          --           --          --            --          --        (0.01)
  Distribution of net capital gains...............          --        (1.16)         --            --       (3.37)       (0.30)
-------------------------------------------------------------------------------------------------------------------------------
   Total distributions............................          --        (1.16)         --            --       (3.37)       (0.31)
-------------------------------------------------------------------------------------------------------------------------------
   Net asset value per share, end of period.......      $23.52       $20.46      $12.75        $19.35      $16.12       $12.54
-------------------------------------------------------------------------------------------------------------------------------
  Total return (b)(c)(d)..........................       14.96%       69.54%       7.87%        20.04%      55.89%        7.21%
-------------------------------------------------------------------------------------------------------------------------------

Ratios/supplemental data:
  Net assets (dollars in thousands), end of period    $108,811      $37,093      $2,982        $9,850      $2,972         $616
  Ratio of expenses to average net assets (b)(e):
     Before expense reimbursement.................       2.00%        2.20%       2.72%         1.96%       2.16%        8.51%
     After expense reimbursement..................       2.00%        2.18%       2.25%         1.96%       2.00%        2.00%
  Ratio of net investment income (loss) to average
   net assets (b)(e):
     Before expense reimbursement.................      (1.55%)      (1.54%)     (1.28%)       (1.48%)     (1.49%)      (7.19%)
     After expense reimbursement..................      (1.55%)      (1.52%)     (0.81%)       (1.48%)     (1.33%)      (0.68%)

                                                          Conseco Fixed Income Fund
                                                     ------------------------------------
                                                     Six Months
                                                        Ended         Year      Period
                                                       June 30,      Ended       Ended
                                                         2000    December 31,  December 31,
Class C Shares                                       (unaudited)     1999        1998(h)
                                                      -----------------------------------
Net asset value per share, beginning of period....      $13.46       $11.66      $11.31
Income from investment operations (a):
  Net investment income (loss)....................        0.08         0.13        0.20
  Net realized gains (losses) and change in unrealized
   appreciation or depreciation on investments....        1.67         3.20        0.48
----------------------------------------------------------------------------------------
   Total income from investment operations........        1.75         3.33        0.68
----------------------------------------------------------------------------------------
Distributions:
  Dividends from net investment income............       (0.09)       (0.18)      (0.20)
  Distribution of net capital gains...............          --        (1.35)      (0.13)
----------------------------------------------------------------------------------------
   Total distributions............................       (0.09)       (1.53)      (0.33)
----------------------------------------------------------------------------------------
   Net asset value per share, end of period.......      $15.12       $13.46      $11.66
----------------------------------------------------------------------------------------
  Total return (b)(c)(d)..........................       13.03%       28.81%       6.10%
----------------------------------------------------------------------------------------

Ratios/supplemental data:
  Net assets (dollars in thousands), end of period      $4,657       $2,264      $1,197
  Ratio of expenses to average net assets (b)(e):
     Before expense reimbursement.................       2.37%        2.46%       3.40%
     After expense reimbursement..................       2.00%        2.00%       2.00%
  Ratio of net investment income (loss) to average
   net assets (b)(e):
     Before expense reimbursement.................       0.93%        0.91%       0.68%
     After expense reimbursement..................       1.30%        1.37%       2.08%

(a) Per share amounts presented are based on an average of monthly shares outstanding for the periods ended December 31, 1998 and 1997.
(b) The Adviser and Administrator have contractually agreed to reimburse Fund expenses to the extent that the ratio of expenses to average net assets exceeds, on an annual basis, 2.25% for the Conseco 20 and 2.00% for the Conseco Equity and Conseco Balanced Funds. These contractual limits may be discontinued at any time after April 30, 2001.
(c) Total return figures do not include sales loads; results would be lower if sales charges were included.
(d) Not annualized for periods of less than one full year.
(e) Annualized for periods of less than one full year.
(f) Period from March 10, 1998 (commencement of operations) through December 31, 1998.
(g) Period from February 19, 1998 (commencement of operations) through
    December 31, 1998.
(h) Period from February 13, 1998 (commencement of operations) through
    December 31, 1998.

                                                            CONSECO FUND GROUP
                                                          2000 Mid-Year Report
-------------------------------------------------------------------------------

                                                     Conseco Convertible Securities Fund         Conseco High Yield Fund
                                                     -----------------------------------   -------------------------------------
                                                     Six Months                            Six Months
                                                        Ended         Year      Period        Ended         Year        Period
                                                       June 30,      Ended       Ended       June 30,       Ended        Ended
                                                         2000    December 31,  December 31,    2000     December 31,  December 31,
Class C Shares                                       (unaudited)     1999        1998(f)    (unaudited)     1999        1998(g)
                                                      -----------------------------------   -------------------------------------
Net asset value per share, beginning of period....      $14.91       $11.00      $10.00        $9.95       $9.95        $10.44
Income from investment operations (a):
  Net investment income...........................        0.15         0.06        0.08         0.37        0.50          0.59
  Net realized gains (losses) and change in unrealized
   appreciation or depreciation on investments....        1.73         4.23        1.00        (0.69)       0.33         (0.50)
-------------------------------------------------------------------------------------------------------------------------------
   Total income (loss) from investment operations.        1.88         4.29        1.08        (0.32)       0.83          0.09
-------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Dividends from net investment income............       (0.16)       (0.23)      (0.08)       (0.38)      (0.83)        (0.58)
  Distribution of net capital gains...............          --        (0.15)         --           --          --            --
-------------------------------------------------------------------------------------------------------------------------------
   Total distributions............................       (0.16)       (0.38)      (0.08)       (0.38)      (0.83)        (0.58)
-------------------------------------------------------------------------------------------------------------------------------
   Net asset value per share, end of period.......      $16.63       $14.91      $11.00        $9.25       $9.95         $9.95
-------------------------------------------------------------------------------------------------------------------------------
  Total return (b)(c)(d)..........................       12.63%       39.52%      10.89%       (3.26%)      8.60%         0.88%
-------------------------------------------------------------------------------------------------------------------------------

Ratios/supplemental data:
  Net assets (dollars in thousands), end of period     $13,831       $4,107      $    1      $23,070     $18,541        $3,685
  Ratio of expenses to average net assets (b)(e):
     Before expense reimbursement.................       2.18%        2.45%     154.76%        2.07%       2.16%         3.03%
     After expense reimbursement..................       2.05%        2.05%       2.05%        1.90%       1.90%         1.90%
  Ratio of net investment income (loss) to average
   net assets (b)(e):
     Before expense reimbursement.................       2.12%        1.21%    (149.69%)       7.74%       8.17%         6.09%
     After expense reimbursement..................       2.25%        1.61%       3.02%        7.91%       8.43%         7.22%

                                                          Conseco Fixed Income Fund
                                                     ------------------------------------
                                                     Six Months
                                                        Ended         Year      Period
                                                       June 30,      Ended       Ended
                                                         2000    December 31,  December 31,
Class C Shares                                       (unaudited)     1999        1998(h)
                                                      -----------------------------------
Net asset value per share, beginning of period....       $9.63       $10.23       $10.13
Income from investment operations (a):
  Net investment income...........................        0.29         0.41         0.38
  Net realized gains (losses) and change in unrealized
   appreciation or depreciation on investments....        0.02        (0.45)        0.26
-----------------------------------------------------------------------------------------
   Total income (loss) from investment operations.        0.31        (0.04)        0.64
-----------------------------------------------------------------------------------------
Distributions:
  Dividends from net investment income............       (0.29)       (0.53)       (0.44)
  Distribution of net capital gains...............          --        (0.03)       (0.10)
-----------------------------------------------------------------------------------------
   Total distributions............................       (0.29)       (0.56)       (0.54)
-----------------------------------------------------------------------------------------
   Net asset value per share, end of period.......       $9.65       $ 9.63       $10.23
-----------------------------------------------------------------------------------------
  Total return (b)(c)(d)..........................        3.28%       (0.47%)       6.44%
-----------------------------------------------------------------------------------------

Ratios/supplemental data:
  Net assets (dollars in thousands), end of period       $2,298       $2,655       $  539
  Ratio of expenses to average net assets (b)(e):
     Before expense reimbursement.................        1.76%        1.99%        5.91%
     After expense reimbursement..................        1.60%        1.60%        1.60%
  Ratio of net investment income (loss) to average
   net assets (b)(e):
     Before expense reimbursement.................        5.88%        4.95%        0.67%
     After expense reimbursement..................        6.04%        5.34%        4.98%

(a) Per share amounts presented are based on an average of monthly shares outstanding for the periods ended December 31, 1998 and 1997.
(b) The Adviser and Administrator have contractually agreed to reimburse Fund expenses to the extent that the ratio of expenses to average net assets exceeds, on an annual basis, 2.05% for the Conseco Convertible Securities, 1.90% for the Conseco High Yield and 1.60% for the Conseco Fixed Income Funds. These contractual limits may be discontinued at any time after April 30, 2001.
(c) Total return figures do not include sales loads; results would be lower if sales charges were included.
(d) Not annualized for periods of less than one full year.
(e) Annualized for periods of less than one full year.
(f) Period from September 28, 1998 (commencement of operations) through December 31, 1998.
(g) Period from February 19, 1998 (commencement of operations) through
    December 31, 1998.
(h) Period from March 5, 1998 (commencement of operations) through
    December 31, 1998.

Financial Highlights
-------------------------------------------------------------------------------

                                                           Conseco 20 Fund                    Conseco Equity Fund
                                                    -----------------------------    -------------------------------------
                                                     Six Months      Year Ended       Six Months
                                                        Ended       December 31,       Ended      Year Ended December 31,
                                                    June 30, 2000  -------------    June 30, 2000 -----------------------
Class Y Shares                                       (unaudited)   1999     1998(f)  (unaudited)   1999      1998     1997
                                                    ------------------------------   --------------------------------------
Net asset value per share, beginning of period....      $20.49    $12.68     $12.33    $16.47     $12.67    $11.13    $10.00
Income from investment operations (a):
  Net investment income (loss)....................       (0.06)    (0.01)      0.04     (0.05)     (0.03)     0.05        --
  Net realized gains (losses) and change in unrealized
   appreciation or depreciation on investments....        3.25      9.04       0.31      3.43       7.24      1.83      2.35
-----------------------------------------------------------------------------------------------------------------------------
   Total income from investment operations........        3.19      9.03       0.35      3.38       7.21      1.88      2.35
-----------------------------------------------------------------------------------------------------------------------------
Distributions:
  Dividends from net investment income............          --        --         --        --         --     (0.04)       --
  Distribution of net capital gains...............          --     (1.22)        --        --      (3.41)    (0.30)    (1.22)
-----------------------------------------------------------------------------------------------------------------------------
   Total distributions............................          --     (1.22)        --        --      (3.41)    (0.34)    (1.22)
-----------------------------------------------------------------------------------------------------------------------------
   Net asset value per share, end of period.......      $23.68    $20.49     $12.68    $19.85     $16.47    $12.67    $11.13
-----------------------------------------------------------------------------------------------------------------------------
  Total return (b)(c)(d)..........................       15.57%    71.36%      2.84%    20.52%     57.13%    16.82%    23.50%
-----------------------------------------------------------------------------------------------------------------------------

Ratios/supplemental data:
  Net assets (dollars in thousands), end of period     $79,810   $55,806     $  172  $147,598   $110,008   $60,816   $60,334
  Ratio of expenses to average net assets (b)(e):
     Before expense reimbursement.................       1.00%     1.20%      3.77%     0.96%      1.16%     1.42%     1.24%
     After expense reimbursement..................       1.00%     1.18%      1.25%     0.96%      1.00%     1.00%     1.00%
  Ratio of net investment income (loss) to average
   net assets (b)(e):
     Before expense reimbursement.................      (0.56%)   (0.54%)    (1.90%)   (0.49%)    (0.49%)   (0.02%)   (0.21%)
     After expense reimbursement..................      (0.56%)   (0.52%)     0.62%    (0.49%)    (0.33%)    0.40%     0.03%

                                                               Conseco Balanced Fund
                                                     ------------------------------------------
                                                       Six Months
                                                         Ended        Year Ended December 31,
                                                     June 30, 2000  ---------------------------
Class A Shares                                        (unaudited)    1999       1998       1997
                                                    --------------------------------------------
Net asset value per share, beginning of period....       $13.59     $11.75     $10.78     $10.00
Income from investment operations (a):
  Net investment income (loss)....................         0.16       0.24       0.32       0.19
  Net realized gains (losses) and change in unrealized
   appreciation or depreciation on investments....         1.69       3.24       1.06       1.58
-------------------------------------------------------------------------------------------------
   Total income from investment operations........         1.85       3.48       1.38       1.77
-------------------------------------------------------------------------------------------------
Distributions:
  Dividends from net investment income............        (0.16)     (0.29)     (0.28)     (0.28)
  Distribution of net capital gains...............           --      (1.35)     (0.13)     (0.71)
-------------------------------------------------------------------------------------------------
   Total distributions............................        (0.16)     (1.64)     (0.41)     (0.99)
-------------------------------------------------------------------------------------------------
   Net asset value per share, end of period.......       $15.28     $13.59     $11.75     $10.78
-------------------------------------------------------------------------------------------------
  Total return (b)(c)(d)..........................        13.59%     30.07%     12.90%     17.87%
-------------------------------------------------------------------------------------------------

Ratios/supplemental data:
  Net assets (dollars in thousands), end of period      $14,742    $ 9,186     $4,138    $12,037
  Ratio of expenses to average net assets (b)(e):
     Before expense reimbursement.................        1.37%      1.46%      2.19%      2.14%
     After expense reimbursement..................        1.00%      1.00%      1.00%      1.00%
  Ratio of net investment income (loss) to average
   net assets (b)(e):
     Before expense reimbursement.................        1.92%      1.91%      1.48%      1.62%
     After expense reimbursement..................        2.29%      2.37%      2.67%      2.76%

(a) Per share amounts presented are based on an average of monthly shares outstanding for the periods ended December 31, 1998 and 1997.
(b) The Adviser and Administrator have contractually agreed to reimburse Fund expenses to the extent that the ratio of expenses to average net assets exceeds, on an annual basis, 1.25% for the Conseco 20 and 1.00% for the Conseco Equity and Conseco Balanced Funds. These contractual limits may be discontinued at any time after April 30, 2001.
(c) Total return figures do not include sales loads; results would be lower if sales charges were included.
(d) Not annualized for periods of less than one full year.
(e) Annualized for periods of less than one full year.
(f) Period from April 6, 1998 (commencement of operations) through
    December 31, 1998.

                                                            CONSECO FUND GROUP
                                                          2000 Mid-Year Report
-------------------------------------------------------------------------------

                                                  Conseco Convertible Securities Fund      Conseco High Yield Fund
                                                  -----------------------------------   --------------------------------
                                                     Six Months                           Six Months
                                                        Ended       Year      Period        Ended       Year       Period
                                                       June 30,    Ended      Ended        June 30,     Ended      Ended
                                                         2000   December 31, December 31,    2000   December 31, December 31,
Class Y Shares                                       (unaudited)     1999     1998(f)    (unaudited)    1999        1998(g)
                                                   ------------------------------------ ---------------------------------
Net asset value per share, beginning of period....      $14.94      $11.00     $10.00       $10.03     $10.02      $10.49
Income from investment operations (a):
  Net investment income...........................        0.45        0.04       0.11         0.43       0.45        0.62
  Net realized gains (losses) and change in unrealized
   appreciation or depreciation on investments....        1.51        4.38       1.00        (0.70)      0.48       (0.48)
--------------------------------------------------------------------------------------------------------------------------
   Total income (loss) from investment operations.        1.96        4.42       1.11        (0.27)      0.93        0.14
--------------------------------------------------------------------------------------------------------------------------
Distributions:
  Dividends from net investment income............       (0.23)      (0.33)     (0.11)       (0.43)     (0.92)      (0.61)
  Distribution of net capital gains...............          --       (0.15)        --           --         --          --
--------------------------------------------------------------------------------------------------------------------------
   Total distributions............................       (0.23)      (0.48)     (0.11)       (0.43)     (0.92)      (0.61)
--------------------------------------------------------------------------------------------------------------------------
   Net asset value per share, end of period.......      $16.67      $14.94     $11.00       $ 9.33     $10.03      $10.02
--------------------------------------------------------------------------------------------------------------------------
  Total return (b)(c)(d)..........................       13.18%      40.91%     11.17%       (2.76%)     9.64%       1.36%
--------------------------------------------------------------------------------------------------------------------------

Ratios/supplemental data:
  Net assets (dollars in thousands), end of period     $13,587     $30,357     $    1      $21,291    $24,021      $1,237
  Ratio of expenses to average net assets (b)(e):
     Before expense reimbursement.................       1.18%       1.45%    149.31%        1.07%      1.16%       3.24%
     After expense reimbursement..................       1.05%       1.05%      1.05%        0.90%      0.90%       0.90%
  Ratio of net investment income (loss) to average
   net assets (b)(e):
     Before expense reimbursement.................       3.11%       2.21%   (144.39%)       8.74%      9.17%       5.32%
     After expense reimbursement..................       3.24%       2.61%      3.87%        8.91%      9.43%       7.66%

                                                            Conseco Fixed Income Fund
                                                     ------------------------------------------
                                                     Six Months
                                                        Ended
                                                       June 30,       Year Ended December 31,
                                                        2000       -----------------------------
Class Y Shares                                       (unaudited)    1999       1998       1997
                                                     -------------------------------------------
Net asset value per share, beginning of period....      $ 9.64     $10.25     $10.15     $10.00
Income from investment operations (a):
  Net investment income...........................        0.34       0.58       0.65       0.68
  Net realized gains (losses) and change in unrealized
   appreciation or depreciation on investments....        0.03      (0.54)      0.17       0.21
------------------------------------------------------------------------------------------------
   Total income (loss) from investment operations.        0.37       0.04       0.82       0.89
------------------------------------------------------------------------------------------------
Distributions:
  Dividends from net investment income............       (0.34)     (0.62)     (0.60)     (0.61)
  Distribution of net capital gains...............          --      (0.03)     (0.12)     (0.13)
------------------------------------------------------------------------------------------------
   Total distributions............................       (0.34)     (0.65)     (0.72)     (0.74)
------------------------------------------------------------------------------------------------
   Net asset value per share, end of period.......      $ 9.67     $ 9.64     $10.25     $10.15
------------------------------------------------------------------------------------------------
  Total return (b)(c)(d)..........................        3.89%      0.38%      8.32%      9.18%
------------------------------------------------------------------------------------------------

Ratios/supplemental data:
  Net assets (dollars in thousands), end of period     $28,694    $27,044    $14,403    $21,876
  Ratio of expenses to average net assets (b)(e):
     Before expense reimbursement.................       0.76%      0.99%      1.46%      1.44%
     After expense reimbursement..................       0.60%      0.60%      0.60%      0.60%
  Ratio of net investment income (loss) to average
   net assets (b)(e):
     Before expense reimbursement.................       6.96%      5.95%      5.40%      5.44%
     After expense reimbursement..................       7.12%      6.34%      6.26%      6.28%

(a) Per share amounts presented are based on an average of monthly shares outstanding for the periods ended December 31, 1998 and 1997.
(b) The Adviser and Administrator have contractually agreed to reimburse Fund expenses to the extent that the ratio of expenses to average net assets exceeds, on an annual basis, 1.05% for the Conseco Convertible Securities, 0.90% for the Conseco High Yield and 0.60% for the Conseco Fixed Income Funds. These contractual limits may be discontinued at any time after April 30, 2001.
(c) Total return figures do not include sales loads; results would be lower if sales charges were included.
(d) Not annualized for periods of less than one full year.
(e) Annualized for periods of less than one full year.
(f) Period from September 28, 1998 (commencement of operations) through December 31, 1998.
(g) Period from March 2, 1998 (commencement of operations) through
    December 31, 1998.

                                                                             57

Financial Highlights
-------------------------------------------------------------------------------
June 30, 2000

                                                           Conseco 20 Fund                    Conseco Equity Fund
                                                    -----------------------------    -------------------------------------
                                                     Six Months      Year Ended       Six Months
                                                        Ended       December 31,       Ended      Year Ended December 31,
                                                    June 30, 2000  -------------    June 30, 2000 -----------------------
Supplemental data for all classes:                   (unaudited)   1999      1998    (unaudited)   1999      1998     1997
                                                    ------------------------------   --------------------------------------
Net assets (dollars in thousands), end of period..    $430,096  $217,595    $44,269  $202,427   $145,950   $89,270   $65,211
Portfolio turnover rate ..........................        224%      280%       412%      225%       364%      350%      199%

                                                               Conseco Balanced Fund
                                                     ------------------------------------------
                                                       Six Months
                                                         Ended        Year Ended December 31,
                                                     June 30, 2000  ---------------------------
Class A Shares                                        (unaudited)    1999       1998       1997
                                                    --------------------------------------------
Net assets (dollars in thousands), end of period..      $57,933     $46,236    $32,700   $13,113
Portfolio turnover rate ..........................         232%        321%       341%      507%


                                                  Conseco Convertible Securities Fund      Conseco High Yield Fund
                                                  -----------------------------------   --------------------------------
                                                     Six Months                          Six Months
                                                        Ended       Year     Period        Ended           Year Ended
                                                      June 30,     Ended      Ended       June 30,        December 31,
                                                       2000     December 31, December 31,   2000       ------------------
                                                     (unaudited)     1999     1998(a)     (unaudited)    1999      1998
                                                   ------------------------------------ ---------------------------------
Net assets (dollars in thousands), end of period..    $ 91,501    $ 71,081    $27,614     $126,557   $132,588     $44,392
Portfolio turnover rate...........................         73%        115%        13%         139%       312%        432%

                                                            Conseco Fixed Income Fund
                                                     ------------------------------------------
                                                     Six Months
                                                        Ended
                                                       June 30,       Year Ended December 31,
                                                        2000       -----------------------------
Class Y Shares                                       (unaudited)    1999       1998       1997
                                                     -------------------------------------------
Net assets (dollars in thousands), end of period..    $66,091     $65,610    $48,245      $22,029
Portfolio turnover rate...........................       174%        361%       421%         368%

(a) Period from September 28, 1998 (commencement of operations) through December 31, 1998.

                                  [GRAPHIC]

Portfolio Managers
-------------------------------------------------------------------------------

Gregory J. Hahn, CFA
Senior Vice President
Chief Fixed Income Investment Officer
Portfolio Manager, Conseco Fixed Income Fund
Co-Portfolio Manager, Conseco Balanced Fund
Conseco Capital Management, Inc.

   Hahn manages the Conseco Fixed Income Fund, co-manages the Conseco Balanced Fund and oversees more than $2 billion in fixed income for institutional accounts. Prior to joining Conseco Capital Management, Inc. (CCM) in 1989, he was a portfolio manager for Unified Management, where he was responsible for money market, municipal and corporate bond mutual funds.

   Hahn earned a bachelor's degree in business administration from the University of Wisconsin, Madison, and a master of business administration degree from Indiana University, Bloomington.

Robert L. Cook,
CFA Senior Fixed Income Securities Analyst
Co-Portfolio Manager, Conseco High Yield Fund
Conseco Capital Management, Inc.

   Cook co-manages the Conseco High Yield Fund as well as more than $150 million in high-yield institutional client assets. Prior to joining CCM in 1994 as a fixed-income analyst in the high-yield arena, he served as a financial analyst at PNC Securities Corp.

   Cook earned his bachelor's degree in finance from Indiana University, Bloomington.

Thomas J. Pence, CFA
Senior Vice President
Chief Equity Investment Officer
Portfolio Manager, Conseco Equity Fund
Co-Portfolio Manager, Conseco Balanced Fund
Conseco Capital Management, Inc.

   Pence manages the Conseco Equity Fund, co-manages the Conseco Balanced Fund and oversees more than $2 billion in institutional equity. Prior to joining CCM in 1991, he worked for the Forum Group, where he specialized in project finance.

   Pence earned a bachelor of science degree in business from Indiana University, Bloomington, and a master of business administration degree from the University of Notre Dame, South Bend, Ind.

Paul M. Kocoras
Research Analyst
Co-Portfolio Manager, Conseco Convertible Securities Fund
Conseco Capital Management, Inc.

   Kocoras co-manages the Conseco Convertible Securities Fund. Prior to joining CCM in June 2000, Kocoras worked as a convertible research analyst in S&P 500 futures at the Chicago Mercantile Exchange and completed an internship at the University of Chicago.

   Kocoras earned a bachelor's degree in finance from Indiana University, Bloomington.

                                                             CONSECO FUND GROUP
Portfolio Managers                                         2000 Mid-Year Report
-------------------------------------------------------------------------------

Hirouye Teshome
Senior Securities Analyst
Co-Portfolio Manager, Conseco Convertible Securities Fund
Conseco Capital Management, Inc.

   Teshome co-manages the Conseco Convertible Securities Fund and is responsible for software development, modeling and maintenance for analyzing fixed income securities.

   Prior to joining CCM in 1997, Teshome earned both his bachelor's and master's degrees in electrical engineering from Purdue University, Lafayette, Ind., as well as a masters of business administration degree from Indiana University, Bloomington. He is currently a candidate for Level II of the CFA.

Eric D. Todd
Vice President
Co-Portfolio Manager, Conseco High Yield Fund
Conseco Capital Management, Inc.

   Todd co-manages the Conseco High Yield Fund as well as more than $150 million in high-yield institutional client accounts. As director of structured products, he also manages more than $1.8 billion in private investment funds, primarily in high yield.

   Prior to joining CCM in 1991 as a fixed-income analyst, Todd graduated magna cum laude from Indiana State University, Terre Haute, with a bachelor's degree in finance and business administration.

Erik J. Voss, CFA
Vice President
Conseco Capital Management, Inc.
Portfolio Manager, Conseco 20 Fund

   Voss manages the Conseco 20 Fund, more than $800 million in institutional assets, and is responsible for assisting in the research and portfolio management of the company's institutional equity portfolios. Prior to joining CCM in 1997, he was an equity analyst for Gardner Lewis Asset Management for three years.

   Voss earned a bachelor's degree in mathematics and a master's degree in finance from the University of Wisconsin, Madison.

-------------------------------------------------------------------------------
BOARD OF TRUSTEES

William P. Daves, Jr.
Chairman of the Board
Insurance and healthcare industries consultant
Chairman and CEO, FFG Insurance Co.

Gregory J. Hahn, CFA
Senior VP, Portfolio Analytics
Chief Fixed Income Investment Officer
Conseco Capital Management, Inc.

Dr. R. Jan LeCroy
Director, Southwest Securities Group, Inc.
Former President, Dallas Citizens Council

David N. Walthall
Principal, Walthall Asset Management

Maxwell E. Bublitz, CFA
President, Conseco Fund Group
Director, President and CEO, Conseco Capital Management, Inc.
Senior VP of Investments, Conseco, Inc.

Harold W. Hartley, CFA
Director, Ennis Business Forms,  Inc.
Former Executive VP, Tenneco Financial Services, Inc.

Dr. Jess H. Parrish
Higher education consultant
Former President, Midland College

-------------------------------------------------------------------------------
INVESTMENT ADVISER                    DISTRIBUTOR

Conseco Capital Management, Inc.      Conseco Equity Sales, Inc.
Carmel, IN                            Carmel, IN

TRANSFER AGENT                        CUSTODIAN

Firstar Mutual Fund Services, LLC     The Bank of New York
Milwaukee, WI                         New York, NY

INDEPENDENT PUBLIC ACCOUNTANT         LEGAL COUNSEL

PricewaterhouseCoopers LLP            Kirkpatrick & Lockhart LLP
Indianapolis, IN                      Washington, DC

Conseco Science & Technology Fund (opened July 1, 2000)       CSTAX
Conseco 20 Fund                                               CTWAX
Conseco Equity Fund                                           CEYAX
Conseco Large-Cap Fund (opened July 1, 2000)                  CELAX
Conseco Balanced Fund                                         COAAX
Conseco Convertible Securities Fund                           CCSAX
Conseco High Yield Fund                                       CHYAX
Conseco Fixed Income Fund                                     COFAX


               The Nasdaq symbols are for Class A shares. For more
                    information, please contact us today at:


                               CONSECO FUND GROUP

                                 distributed by
                           CONSECO EQUITY SALES, INC.
                 11815 N. Pennsylvania Street, Carmel, IN 46032

Shareholder Services: 800.986.3384
Broker/Dealer and RIA Services: 800.825.1530               www.consecofunds.com